UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Entegris, Inc.
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Entegris

Notice of 2026 Annual Meeting of Stockholders and Proxy Statement

May 6, 2026

Guiding what we do and how we do it.
Mission
To help our customers improve their productivity, performance, and technology by providing enhancing materials and process solutions for the most advanced manufacturing environments.

Values
	PEOPLE AND TEAMWORK —	CREATIVITY AND INNOVATION —

	We will treat people with respect and dignity in a collaborative environment that aligns the organization, achieves high performance, and rewards team success.	We are committed to an environment in which people are encouraged to disseminate knowledge, take risks, openly share ideas, and turn them into business opportunities.

	ACCOUNTABILITY, INTEGRITY, AND TRUST —	DEDICATION TO EXCELLENCE —

	We will act honestly and consistently with all, accept responsibility to deliver results and commit to openly communicate.	We will set high standards for performance and strive to be best in class through outstanding leadership at all levels.

Letter to Stockholders

Dear Entegris Stockholders:
I am honored to lead this exceptional company and grateful for the trust the Board and our stockholders have bestowed on me. During my first six months as CEO and nearly two years on the Entegris Board, I have developed a deep appreciation for the Company’s culture, its commitment to innovation and to its customers. I am excited by the significant opportunities ahead.
While 2025 presented a year of slower growth for Entegris amid industry headwinds, it was a pivotal year of strategic positioning. We secured key wins at our customers’ most advanced technology nodes, laying the foundation for the growth opportunities we see ahead. Our unit driven revenue increased approximately 2% compared to 2024, in-line with industry wafer starts, driven by strong increases in the critical product areas of CMP consumables, liquid filtration and selective etch.
Cash flow was a highlight of our business in 2025. For the full year, we delivered a significant increase in our free cash flow margin, which increased to 12.7% of sales. This enabled incremental repayment of approximately $300 million of debt in 2025, reducing our leverage and strengthening our financial position. We expect to build on this momentum in 2026.
We believe the industry backdrop entering 2026 is more constructive. The continued advancement of our customers’ technology roadmaps creates significant opportunities for Entegris. As device architecture becomes more sophisticated and complexity intensifies, our expertise in materials science and purity becomes even more critical for our customers’ performance and yield. Additionally, ongoing node transitions provide more opportunities for Entegris to increase content per wafer and support our ability to sustain market outperformance over the long-term.
Entegris is well positioned to capitalize on the next phase of semiconductor growth. We are focused on securing strong positions of record (PORs) at the new technology nodes of advanced logic, 3D NAND and DRAM. Having reached the conclusion of our multiyear manufacturing CAPEX investment cycle that began in 2022, we will utilize the resulting additional manufacturing capacity to support future growth and expect to deliver more than $1 billion in incremental revenue with limited further investment. In addition, we are making progress with the ramp up of our Kaohsiung, Taiwan facility, further strengthening our local-for-local strategy in Asia. Together, these actions are expected to improve our competitiveness, profitability, free cash flow and strengthen our balance sheet, while also positioning Entegris to compound stockholder value over time.
My leadership team and I are excited for 2026 and committed to continuing to build on our strong foundation as we advance our strategy and, in doing so, deliver long-term value to customers and stockholders.
I appreciate your continued trust, support and investment in Entegris.
David Reeder
President, Chief Executive Officer and Director
March 23, 2026

2026 Proxy Statement	3

Notice of 2026 Annual Meeting of Stockholders

DATE AND TIME May 6, 2026 (Wednesday) 3:00 p.m., local time	VIRTUAL MEETING WEBSITE www. virtualshareholdermeeting.com/ENTG2026	RECORD DATE Stockholders as of March 20, 2026 are entitled to vote.

Voting Items Proposals	Board Vote Recommendation	For Further Details

1.To elect eight (8) directors to serve until the 2027 Annual Meeting of Stockholders.	“FOR” each director nominee	Page 16

2.To approve, on an advisory basis, Entegris’ Executive Compensation.	“FOR”	Page 41

3.To ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for 2026.	“FOR”	Page 82

4.To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority vote requirements.	“FOR”	Page 86

5.To approve, on an advisory basis, providing stockholders the ability to call a special stockholder meeting.	“FOR”	Page 88

6.Stockholder Proposal: to provide stockholders the ability to call a special stockholder meeting.	“AGAINST”	Page 91

Stockholders will also transact such other business as may properly come before the meeting and at any adjournment or postponement thereof.
The 2026 Annual Meeting of Stockholders of Entegris, Inc. will be held on Wednesday, May 6, 2026, at 3:00 p.m., local time, online in a virtual meeting format, via the internet, with no physical in-person meeting of the stockholders. Stockholders attending our virtual Annual Meeting will be able to vote and submit questions during the Annual Meeting. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions is included in the accompanying proxy statement.
We will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about March 23, 2026 to stockholders of record at the close of business on March 20, 2026. The Notice contains instructions on how to access our proxy statement, our fiscal year 2025 Annual Report to Stockholders and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials.
Stockholders of record at the close of business on March 20, 2026 are entitled to vote at the Annual Meeting and any adjournments or postponements thereof.
By order of the Board of Directors,
Joe Colella
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

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Notice of 2026 Annual Meeting of Stockholders
How to Vote

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	AT THE VIRTUAL MEETING www. virtualshareholdermeeting.com/ENTG2026

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be Held on May 6, 2026 – the Proxy Statement, Form of Proxy and the Annual Report to Stockholders are available at http://investor.entegris.com/financials/.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Entegris, Inc., a Delaware corporation (“Entegris,” the “Company,” “us,” “we” or “our”), for use at the 2026 Annual Meeting of Stockholders to be held on Wednesday, May 6, 2026 at 3:00 p.m., local time, and at any adjournments or postponements of that meeting (the “Annual Meeting” or the “Annual Meeting of Stockholders”). This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders, the enclosed Form of Proxy and the Company’s 2025 Annual Report to Stockholders are first being mailed or given to stockholders on or about March 23, 2026. The content of any website referred to in this Proxy Statement is not a part of and is not incorporated by reference in this Proxy Statement.

2026 Proxy Statement	5

6

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about market and technology trends, including the duration and drivers of any growth trends, the Company’s future performance and growth, the Company’s corporate social responsibility program and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Proxy Statement, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under the caption “Risk Factors”. Except as required under the federal securities laws and rules and regulations of the Securities and Exchange Commission, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.

2026 Proxy Statement	7

Company Overview
Entegris is a leading supplier of mission-critical advanced materials and process solutions for the semiconductor and other high-technology industries. We leverage our unique breadth of capabilities to help our customers improve their productivity, performance and technology in the most advanced manufacturing environments.

Entegris at a Glance

Founded 1966	2025 Net Sales (As Reported) $3.2B	Headquarters Billerica, MA

	Patents 4,400	ER&D (As Reported) $329M

Business Divisions Materials Solutions (MS) Advanced Purity Solutions (APS)

8

Company Overview
2025 Financial Snapshot

NET SALES(1) ($ in millions)	NET INCOME ($ in millions)	ADJUSTED EBITDA(2) ($ in millions)

GAAP EPS	NON-GAAP EPS(2)

(1)During 2023 and 2024, we completed the divestitures of QED Technologies, our Electronic Chemicals business and our Pipeline and Industrial Materials business and terminated our Alliance Agreement with MacDermid Enthone.
(2)Non-GAAP. See Appendix A for more information on the Company’s use of non-GAAP metrics, including GAAP to non-GAAP reconciliations.
2025 Year in Review

Free Cash Flow	Debt Paydown
Increased to 12.7% of sales	$300 million in 2025, reducing net leverage to 3.8x

Customer Experience Index	Safety
Exceeded Entegris Incentive Plan (“EIP”) target	Continued annual decline in total recordable injury rate

2026 Proxy Statement	9

Company Overview
Comparison of Five-Year Cumulative Total Return
The following graphic compares the cumulative total shareholder return (“TSR”) on our common stock from December 31, 2020 through December 31, 2025 with the cumulative total return of (1) the Nasdaq Composite Index, and (2) the Philadelphia Semiconductor Index, assuming that $100 was invested at the close of trading on December 31, 2020 in our common stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index and that all dividends are reinvested.

Entegris, Inc.	NASDAQ Composite - Total Return	Philadelphia Semiconductor Index
Corporate Social Responsibility
Our Corporate Social Responsibility (“CSR”) program is described in our annual CSR report. Our 2024 CSR report is available on our website at http://www.entegris.com under “About Us — Corporate Social Responsibility” and we expect to publish our 2025 CSR report during the second quarter of 2026. The Board is actively engaged in the oversight of our CSR program.
Awards and Achievements(1)

22%	36%
reduction in water usage from 2020 baseline(2)	landfill waste reduction from 2020 baseline(3)

$8.9M	87%
invested in internships, co-ops, rotational programs, and STEM scholarships since 2020	participation rate in proactive safety activities at operating locations

Gold rating awarded by EcoVadis(4)	"B" score awarded by CDP(5)
(1)Data reflects results achieved during fiscal year 2024, unless otherwise noted.
(2)Based on water cubic meters per Entegris million revenue dollar.
(3)Based on waste metric tons per Entegris million revenue dollar.
(4)Awarded September 2025.
(5)Awarded January 2026.
For additional information, please see our 2024 CSR Report, which can be found on our website at http://www.entegris.com under “About Us — Corporate Social Responsibility”.

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Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

PROPOSAL 1 Election of Directors

The Board recommends that the stockholders vote FOR each of the nominees.	See pages 16-40 for further information.

2026 Board Nominees
The following table provides summary information about each director nominee as of the date of this Proxy Statement.

			Committee Membership
Name and Primary Occupation	Independent	Director Since	AFC	MDCC	GNC	EHSSC
Rodney Clark, 56 Retired Senior Vice President, Partnerships and Small and Medium Business, Cisco Systems, Inc.	√	2021			●	●
James F. Gentilcore, 73 Retired Chairman and Chief Executive Officer, PQ Corporation	√	2013	●	●		●
Yvette Kanouff, 60 Partner, JC2 Ventures	√	2021	●	●
James P. Lederer, 65 Retired Executive Vice President, Qualcomm Technologies, Inc.	√	2015		●	●
Bertrand Loy, 60 Executive Chair, Entegris, Inc.		2012
Mary Puma, 68 Retired President and Chief Executive Officer of Axcelis Technologies, Inc.	√	2024	●	●
David Reeder, 51 President and Chief Executive Officer, Entegris, Inc.		2024
Dr. Azita Saleki-Gerhardt, 62 Executive Vice President, Chief Operations Officer, AbbVie Inc.	√	2017			●	●

AFC	Audit & Finance Committee	●	Chair
MDCC	Management Development & Compensation Committee	●	Member
GNC	Governance & Nominating Committee
EHSSC	Environmental, Health, Safety & Sustainability Committee

2026 Proxy Statement	11

Proxy Statement Summary
Director Nominee Snapshot
INDEPENDENCE

TENURE
AGE
BOARD AND COMMITTEE MEETINGS IN 2025

BOARD OF DIRECTORS	AUDIT & FINANCE COMMITTEE	MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE	GOVERNANCE & NOMINATING COMMITTEE	ENVIRONMENTAL, HEALTH, SAFETY & SUSTAINABILITY COMMITTEE
7 meetings	5 meetings	8 meetings	3 meetings	2 meetings

DIVERSE MIX OF SKILLS, ATTRIBUTES AND EXPERIENCES

Corporate Governance

Risk Management

Public Company CEO Experience

Global Business

Technology Industry

Semiconductor Industry

Finance and Accounting

Cybersecurity

Manufacturing and Supply Chain

Sales and Marketing

Mergers and Acquisitions

Human Capital Management and Development

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Proxy Statement Summary
Leadership Transition
Effective August 18, 2025, Mr. Reeder succeeded Mr. Loy as President and Chief Executive Officer following a multi-year succession planning process led by our Board of Directors. The Board unanimously selected Mr. Reeder, who has served as a director since March 2024, based on his 20+ years of executive leadership in the semiconductor and technology industries, including CFO roles at several public companies and expertise spanning operations, M&A, customer engagement, and supply chain management. To support the transition, Mr. Loy serves as Executive Chair until July 31, 2026, partnering with Mr. Reeder to advance strategic priorities and ensure continuity of key stakeholder relationships.
Stockholder Engagement
The Board believes that it is important to foster long-term relationships with stockholders and to understand stockholder perspectives on the Company. We value an open dialogue with our stockholders and we believe that regular communication is a critical part of our long-term success. To that end, members of the management team continued extensive outreach to stockholders over the course of the year. Through this outreach, the management team updated stockholders on a range of topics, such as the Company’s overall business strategy, corporate governance practices and executive compensation, and also gained an understanding of the perspectives and concerns of stockholders. The stockholder engagement program complements the ongoing dialogue throughout the year among our stockholders and our Chief Executive Officer, Chief Financial Officer and Vice President, Investor Relations on financial and strategic performance.

Active Engagement

Year-Round Engagement •Broad range of stockholders •Proactive outreach •Responsiveness to areas of focus	2025 Engagement •IR meetings with >75% of Top 25 stockholders •Attended 34 investor events

Range of Topics •Leadership transition •Corporate governance •Executive compensation •Company performance •Market outlook •Strategic priorities •Risk management •Culture and human capital management	Feedback Provided •Stockholder feedback informs Board and Committee discussions and decisions

2026 Proxy Statement	13

Proxy Statement Summary

PROPOSAL 2 Advisory Vote on Executive Compensation

The Board recommends that the stockholders vote FOR the adoption of the resolution indicating approval of the compensation of our named executive officers.	See pages 41-81 for further information.

Framework of 2025 Compensation
Our executive compensation policies are designed so that (i) total compensation is tied to individual performance, (ii) total compensation will vary with our performance in achieving financial and strategic objectives, and (iii) long-term incentive compensation is closely aligned with stockholders’ interests. As depicted in the below graphics, in 2025 approximately 92% of the Chief Executive Officer’s target total direct compensation and an average of approximately 80% of the target total direct compensation of the other named executive officers was “variable,” i.e., dependent on the Company’s performance.

CEO(1)	OTHER NAMED EXECUTIVE OFFICERS (“NEOs”)

8%
9%
92%
Performance
Based
83%
Long-Term
Incentive

80%
Performance
Based
20%
15%
65%
Long-Term
Incentive

¢	Base Salary	¢	Annual Incentive	¢	Restricted Stock Units ("RSUs")	¢	Stock Options	¢	Performance Share Units ("PSUs")
(1)Represents Mr. Reeder’s target mix as CEO. Charts exclude Mr. Loy as Executive Chair.
Executive Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our management team with those of our stockholders. The following summarizes key governance characteristics related to the executive compensation programs in which the named executive officers participate:

WHAT WE DO	WHAT WE DON’T DO

  Carefully structured benchmarking peer group with annual Management Development & Compensation Committee (“Compensation Committee”) review
  Annual say-on-pay advisory vote
  Adherence to a rigorous pay-for-performance philosophy in establishing program design and targeted pay levels for NEOs
  Independent Compensation Committee oversight
  Independent compensation consultant is hired by and reports to the Compensation Committee
  Annual report by the independent compensation consultant to the Compensation Committee on executive pay and performance alignment
  Stringent stock ownership guidelines maintained for non-employee directors and executive officers
  Clawback policy in place to deter executive officer misconduct and reclaim certain awards and incentives
  Change in control agreements require double-trigger for vesting

  No guaranteed bonuses
  No material perquisites or other personal benefits to directors or executive officers
  Directors, executive officers, employees and consultants may not hedge, pledge or engage in speculative transactions of Company stock
  No plans that encourage excessive risk-taking
  No excessive dilution through careful monitoring of burn rate and overhang
  No tax “gross-ups” agreements

14

Proxy Statement Summary

PROPOSAL 3 Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

The Board recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	See pages 82-85 for further information.

PROPOSAL 4 Amendments to our Amended and Restated Certificate of Incorporation to Eliminate Supermajority Requirements

The Board recommends that the stockholders vote FOR the amendments to our Amended and Restated Certificate of Incorporation described in Proposal 4.	See pages 86-87 for further information.

PROPOSAL 5 Management Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders

The Board recommends that the stockholders vote FOR this advisory proposal regarding the right of stockholders owning a combined 25% of our outstanding common stock to call a special meeting of stockholders.
See pages 88-90 for further information.

PROPOSAL 6 Stockholder Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders

The Board recommends that the stockholders vote AGAINST this stockholder proposal regarding the right of stockholders owning a combined 10% of our outstanding common stock to call a special meeting of stockholders.
See pages 91-92 for further information.

2026 Proxy Statement	15

Corporate Governance

PROPOSAL 1 Election of Directors

The Board recommends that the stockholders vote FOR each of the nominees.

At each annual meeting of stockholders, directors are elected for a term expiring at the next annual meeting of stockholders to succeed those directors whose terms are expiring. The persons named in the enclosed proxy will vote to elect as directors the nominees designated by the Board, whose names are listed below, unless the proxy is marked otherwise. Each of the nominees has indicated his or her willingness to serve, if elected. However, if a nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board. There are no family relationships between or among any officers or directors of Entegris.
Majority Voting for Directors
The Company’s by-laws provide that, in an uncontested director election, a director-nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. Directors are elected by a plurality vote in any “contested” election, which is defined as an election where the number of nominees exceeds the number of directorships to be filled. The by-laws prohibit the Board from nominating for election (or filling a vacancy or newly created directorship with) any candidate who has not agreed in advance to submit an irrevocable resignation that would take effect upon (a) the failure to receive the required majority vote for re-election in the next election, and (b) the Board’s acceptance of such resignation. The by-laws impose a similar requirement on director-nominees nominated by stockholders. All nominees for election as director listed above have agreed to tender such a resignation.
If an incumbent director does not receive the required vote for re-election, the Governance & Nominating Committee will make a recommendation to the Board as to whether to accept the director’s resignation. The Board will consider this recommendation and determine, within 90 days after certification of the election results, whether to accept the director’s resignation and will promptly disclose its decision (including the reasons underlying the decision) in a filing with the SEC.

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Corporate Governance
Our Governance Practices
As part of Entegris’ commitment to high ethical standards, the Board follows sound governance practices that it believes are widespread in the industry. These practices, which are summarized below, are described in more detail beginning on page 17 of this Proxy Statement.

  Annual election of all directors by majority voting
  Directors not elected by a majority of votes cast are subject to the Company’s resignation policy
  Mandatory retirement at age 75
  Annual “say on pay” advisory vote
  No “poison pill”
  Our by-laws provide for “proxy access” by stockholders
  6 of 8 director nominees are independent
  Fully independent Board committees
  Executive sessions are held at each regularly scheduled Board meeting without management
  Independent registered public accounting firm and internal auditor meet regularly with Audit & Finance Committee without management present
  Annual Board and committee self-evaluations
  Lead Independent Director
  Active Board oversight of risk and risk management, including cybersecurity risks
  Stringent stock ownership requirements for executive officers and directors
  Directors and executive officers are prohibited from hedging and pledging Company stock
  Code of business ethics that applies to our officers, directors, employees, contractors and agents
  Commitment to corporate social responsibility matters, including sustainability

2026 Proxy Statement	17

Corporate Governance
Director Skills and Experience
The director nominees possess a broad range of qualifications and skills that facilitate strong oversight of our management and strategy.

CORPORATE GOVERNANCE 8/8 Experience serving as a public company director, including an understanding of good corporate governance standards and practices.

RISK MANAGEMENT 8/8 Experience assessing and managing enterprise business risks or experience overseeing complex business risk management matters.

PUBLIC COMPANY CEO EXPERIENCE 4/8 Experience as a current or former CEO of a publicly listed company.

GLOBAL BUSINESS 8/8 Experience managing a business with substantial global operations.

TECHNOLOGY INDUSTRY 8/8 Experience in a senior-level management position with a company in the technology industry.

SEMICONDUCTOR INDUSTRY 5/8 Experience in a senior-level management position with a company in the semiconductor industry.

FINANCE AND ACCOUNTING 8/8
Experience in accounting, financial disclosure, capital markets and corporate finance, or P&L responsibility, as an executive of a company with a breadth and level of complexity comparable to the Company.

CYBERSECURITY 5/8 Experience directly overseeing corporate cybersecurity programs or possessing a deep understanding of cyber threats to organizations.

MANUFACTURING AND SUPPLY CHAIN 6/8 Experience managing sophisticated, large-scale manufacturing operations or complex distribution, supply chain or manufacturing facilities.

SALES AND MARKETING 8/8 Experience developing and executing strategies designed to increase market share, grow the customer base and otherwise establish deep relationships with customers.

MERGERS AND ACQUISITIONS 8/8 M&A and integration experience as a public company officer or director.

HUMAN CAPITAL MANAGEMENT AND DEVELOPMENT 8/8 Experience in human capital management in large organizations.

18

Corporate Governance
Director Nominees

Rodney Clark	Independent Director
Age: 56 Director Since: 2021 PRINCIPAL OCCUPATION: Retired Senior Vice President, Partnerships and Small & Medium Business at Cisco Systems, Inc.	Committees:	Environmental, Health, Safety & Sustainability (Chair) Governance & Nominating
SERVICE ON OTHER PUBLIC COMPANY BOARDS: None

BACKGROUND
Mr. Clark is an executive who brings extensive sales and marketing leadership experience to the Board. He is passionate about transforming businesses, developing people and lending his experience and voice to emerging topics. From January 2024 until December 2025, he served as Senior Vice President, Partnerships and Small & Medium Business at Cisco Systems, Inc. (“Cisco”), a global networking technology company. In this role, he was responsible for Cisco’s global ecosystem of partners, enabling Cisco and its partners to maximize opportunities in the Small and Medium Business segment. Previously, Mr. Clark served as the Vice President and Chief Commercial Officer of Johnson Controls International plc (“Johnson Controls”), a global provider of building technology, software and service solutions. In this role, Mr. Clark led global sales excellence efforts across the company. Prior to Johnson Controls, Mr. Clark spent over 20 years at Microsoft Corporation (“Microsoft”). At Microsoft, Mr. Clark served as Corporate Vice President of Global Partner Sales and Channel Chief from April 2021 until May 2022. In this role, he was responsible for customer and partner relationships, accelerating growth through the Microsoft partner ecosystem, as well as cross-partner strategy and outcomes through the Microsoft partner network. Previous roles at Microsoft include Corporate Vice President of Mixed Reality and Internet of Things from April 2013 to April 2021, General Manager of Samsung Alliance from October 2011 until March 2013, General Manager of Worldwide Small and Medium Business engagement from January 2010 to October 2011, and General Manager of the Public Sector business from January 2009 to June 2010. Prior to Microsoft, he served at IBM Corporation for eight years in various sales, marketing and management capacities.
QUALIFICATIONS
Mr. Clark provides the Board with industry-relevant expertise in sales strategy, customer relations and communications. Through his roles at Cisco, Johnson Controls and Microsoft, Mr. Clark has significant experience in leading and growing global teams, developing new initiatives to drive growth, managing risk, the evaluation and integration of mergers and acquisitions and international business. In addition, Mr. Clark brings important insights on how the Company can continue to strengthen customer intimacy and how to better understand and anticipate customer needs.
EDUCATION
University of California, Fresno (B.S.)

2026 Proxy Statement	19

Corporate Governance

James F. Gentilcore	Lead Independent Director
Age: 73 Director Since: 2013 PRINCIPAL OCCUPATION: Retired Chairman and Chief Executive Officer, PQ Corporation	Committees:	Audit & Finance Management Development & Compensation Environmental, Health, Safety & Sustainability
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Pontem Corporation (2020-2023)

BACKGROUND
Mr. Gentilcore is a technology executive with vast experience leading global companies as both an executive and a director. Until his retirement in December 2018, he served as the Executive Chairman of the board of directors of PQ Corporation, a performance chemicals and services company, having served as a member of its board of directors since 2016. Previously, he served as President and Chief Executive Officer of PQ Corporation from July 2016 until August 2018. Mr. Gentilcore served as an Executive Advisor to CCMP Capital, a global private equity firm, from April 2014 to June 2016. Prior to this, Mr. Gentilcore’s wide range of senior leadership experience included serving as the Chief Executive Officer and a director of Edwards Group Limited, a global industrial technology company, as the President, Chief Executive Officer and a director of EPAC Technologies Inc., a logistics technology solutions company, as the Chief Operating Officer of Brooks Automation Inc. (“Brooks”), a provider of semiconductor manufacturing automation solutions, and as the Chief Executive Officer of Helix Technology Corp. (“Helix”), a provider of vacuum technology used in the manufacture of semiconductors, leading the merger between Brooks and Helix. Prior to that, he was the Chief Operating Officer of Advanced Energy Industries, Inc., an electronics manufacturing company. Earlier in his career, he spent 10 years in the electronics materials industry with Air Products Inc., a provider of industrial gases and chemicals, serving in various business development and operational roles.
QUALIFICATIONS
Mr. Gentilcore’s over 40 years of experience in the technology industry, including his experience as Chief Executive Officer of two major companies serving the semiconductor industry, provide him with a deep understanding of the semiconductor business. As Chief Executive Officer of both PQ Corporation and Edwards Group Limited, Mr. Gentilcore had ultimate risk management responsibility, including for enterprise-wide strategic, operational, compliance and financial risks. In addition, through his experiences as a chief executive officer and director on other public company boards, Mr. Gentilcore has developed extensive knowledge in the areas of leadership, global business, corporate finance, safety and corporate governance. Further, Mr. Gentilcore contributes an important perspective to the Board on business development initiatives through his experiences leading companies through mergers and integrating acquired companies.
EDUCATION
Drexel University (B.Sc.)
Lehigh University (M.B.A.)

20

Corporate Governance

Yvette Kanouff	Independent Director
Age: 60 Director Since: 2021 PRINCIPAL OCCUPATION: Partner, JC2 Ventures	Committees:	Audit & Finance Management Development & Compensation (Chair)
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Amdocs, Ltd. (since 2020) Science Applications International Corp. (since 2019) Sprinklr, Inc. (since 2018)

BACKGROUND
Ms. Kanouff is a technology executive with deep experience in leading companies through major technology-related transformations. In her role as a partner at JC2 Ventures, Ms. Kanouff advises companies on their technology strategy and acts as the firm’s engineering expert to its portfolio companies and other partners. Prior to joining JC2 Ventures in 2019, Ms. Kanouff served in various roles at Cisco from 2014 until 2019, including as Senior Vice President and General Manager of each of Cisco’s Service Provider, Cloud Solutions and Video Software and Services businesses, where she managed more than $7 billion in revenue and over 6,000 employees across the globe. From 2012 to 2014, Ms. Kanouff served as the Executive Vice President for engineering and technology for Cablevision Systems Corp., a cable television company, and from 1997 until 2012 she served in a variety of roles at SeaChange International, Inc., a video delivery software company, including as its President (from 2010 until 2012) and Senior Vice President and Chief Strategy Officer (from 2006 until 2010).
QUALIFICATIONS
Ms. Kanouff brings to the Board significant experience in driving transformational and disruptive technologies to market and insight in how companies achieve digital transformation. Her track record of leading change at Cisco and her experience at JC2 Ventures provide Ms. Kanouff with valuable understanding of how companies manage their technology roadmaps. In addition, Ms. Kanouff has significant experience in executive leadership, finance, international business, risk management and oversight and corporate governance. Further expanding her corporate governance expertise, Ms. Kanouff completed the Corporate Board Program at Harvard Business School, earning the Corporate Director Certificate. She also received an honorary doctorate degree from University of Central Florida in 2025.
EDUCATION
University of Central Florida (B.S., M.S.)

2026 Proxy Statement	21

Corporate Governance

James P. Lederer	Independent Director
Age: 65 Director Since: 2015 PRINCIPAL OCCUPATION: Retired Executive Vice President, Qualcomm Technologies, Inc.	Committees:	Governance & Nominating Management Development & Compensation
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Lattice Semiconductor Corporation (since 2018)

BACKGROUND
Mr. Lederer is an executive with decades of experience leading a preeminent company in the semiconductor industry. He served as an Executive Vice President and Officer of Qualcomm Technologies, Inc. (“Qualcomm”), a leading wireless technology company, including the dual roles of Chief Financial Officer and Chief Operating Officer for Qualcomm CDMA Technologies, its semiconductor division, from 2008 until his retirement in January 2014. Prior to that role, he served as Chief Financial Officer of the company’s largest segment beginning in 2001 and additionally held a variety of senior management positions at Qualcomm, Inc., including Senior Vice President, Finance and Business Operations. Prior to joining Qualcomm in 1997, Mr. Lederer held a number of management positions at Motorola, General Motors and Scott Aviation.
QUALIFICATIONS
Mr. Lederer brings to the Board more than 35 years of broad-ranging executive leadership experience, with over two decades focused on the semiconductor, mobile and wireless technology industries, including as a part of the executive staff of Qualcomm that grew the business to become the leader in the communications semiconductor arena worldwide. He possesses deep finance and accounting expertise, including direct involvement in and supervision of the preparation and certification of financial statements. During his tenure at Qualcomm, Mr. Lederer was charged with managing the development and implementation of a global enterprise risk management program including operational, strategic and financial risk areas.
EDUCATION
State University of New York at Buffalo (B.S., M.B.A.)

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Corporate Governance

Bertrand Loy
Age: 60 Director Since: 2012 PRINCIPAL OCCUPATION: Executive Chair, Entegris, Inc.	Committees:	None
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Harvard Bioscience, Inc. (2014-June 2025)

BACKGROUND
Mr. Loy is a proven leader in the technology industry with a track record of operational excellence and both organic and inorganic growth. He served as our President and Chief Executive Officer, from November 2012 until August 2025 and currently serves as our Executive Chair. He has been a director since November 2012 and the Chair of our Board of Directors since 2023. From July 2008 to November 2012, he served as our Executive Vice President and Chief Operating Officer. From August 2005 until July 2008, he served as our Executive Vice President in charge of our information technology, global supply chain and manufacturing operations. He served as the Vice President and Chief Financial Officer of Mykrolis Corporation (“Mykrolis”), a semiconductor filtration company spun out of Millipore Corporation (“Millipore”), a life sciences products company, from January 2001 until August 2005, when Mykrolis merged with Entegris. Prior to that, Mr. Loy served as the Chief Information Officer of Millipore during 1999 and 2000, and previously served in various strategic planning, global supply chain and financial roles with Millipore and Sandoz Pharmaceuticals (now Novartis), a pharmaceutical company. Since July 2013, Mr. Loy has served on the board of directors of SEMI, the global industry association representing the electronics manufacturing supply chain.
QUALIFICATIONS
Having served as the Company’s Chief Executive Officer for over 12 years, Mr. Loy provides the Board with unique insight into the Company’s strategic vision, customer expectations and operational management. In addition, Mr. Loy’s past global experiences as an operations, finance and information technology executive based in Europe, Japan and the Americas provide him with a deep understanding of the Company’s opportunities and risks across a broad range of functional areas and in international business. During his tenure at the Company, Mr. Loy has been instrumental in successfully leading the Company through numerous acquisitions aimed at strengthening and broadening the Company’s product portfolio and increasing the Company’s scale. Further, through his involvement with SEMI, Mr. Loy brings to the Board unique, industry-level perspectives from leading companies across the global electronics manufacturing supply chain.
EDUCATION
Ecole Superieure des Sciences Economiques et Commerciales (ESSEC) Business School (M.B.A.)

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Corporate Governance

Mary Puma	Independent Director
Age: 68 Director Since: 2024 PRINCIPAL OCCUPATION: Retired President and Chief Executive Officer of Axcelis Technologies, Inc.	Committees:	Audit & Finance (Chair) Management Development & Compensation
SERVICE ON OTHER PUBLIC COMPANY BOARDS:
Penguin Solutions, Inc. (since July 2023)
Ciena Corporation (since August 2023)
Allegro Microsystems, Inc. (since October 2023)
Axcelis Technologies, Inc. (2005-May 2024)
Nordson Corporation (2021-November 2023)

BACKGROUND
Ms. Puma is an executive with extensive management and leadership experience in the semiconductor and technology industries. From January 2002 until May 2023, Ms. Puma served as president and chief executive officer of Axcelis Technologies, Inc., having served as Axcelis’ president and chief operating officer from May 2000 until January 2002. From 1996 until 2000, Ms. Puma served in several senior management roles at Eaton Corporation. Prior to joining Eaton, Ms. Puma spent 15 years in various marketing and general management positions for General Electric Company. From July 2005 until May 2025, she served as a member of the board of SEMI, a global association providing industry stewardship and promoting the interests of the global electronics supply chain, serving as the chair of the board from December 2022 until May 2025.
QUALIFICATIONS
Through her role as chief executive officer of Axcelis for over 20 years, Ms. Puma brings to the Board a keen understanding of the critical role suppliers play within the semiconductor ecosystem. At Axcelis, Ms. Puma gained significant experience leading a technology company serving an international market and managing risk at an enterprise level. This experience enables her to provide expertise in strategic and operational leadership, governance, business planning and international business and share critical insight into the requirements of semiconductor equipment manufacturers.
EDUCATION
Tufts University (B.A.)
MIT Sloan School of Management (M.S.)

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Corporate Governance

David Reeder
Age: 51 Director Since: 2024 PRINCIPAL OCCUPATION: President and Chief Executive Officer, Entegris, Inc.	Committees:	None
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Alphawave IP Group plc (September 2023-December 2025)

BACKGROUND
Mr. Reeder is an executive with extensive experience leading global semiconductor and technology companies, bringing a unique combination of financial and operational leadership experience to our Board. He became president and CEO of Entegris in August 2025, having served as a member of our board of directors since March 2024. Most recently, Mr. Reeder served as the Chief Financial Officer of Chewy, Inc., a supplier of pet products and services. Prior to that, from August 2020 until February 2024, he served as Chief Financial Officer of GlobalFoundries Inc., a semiconductor manufacturing company, where he oversaw the company’s initial public offering in 2021 as well as critical functions including operations, supply chain, procurement and IT. From 2017 until 2020, Mr. Reeder served as Chief Executive Officer of Tower Hill Insurance Group. Prior to that, from 2015 to 2017, he worked at Lexmark International Inc., including as their President and Chief Executive Officer and as their Chief Financial Officer. Mr.Reeder has also served as Chief Financial Officer of Electronics for Imaging, Inc. and has held leadership roles at Cisco, Broadcom and Texas Instruments Incorporated.
QUALIFICATIONS
Mr. Reeder brings to the Board more than 20 years of executive leadership experience in the semiconductor and technology industries, including insight into capital allocation, financial and operational strategies as the Company continues to scale. Based on his experience, Mr. Reeder also provides strategic guidance on customer engagement, technology roadmaps, product development, operational excellence and supply chain management. He possesses deep finance and accounting expertise, including direct involvement in and supervision of the preparation and certification of financial statements as a public company chief financial officer.
EDUCATION
University of Arkansas (B.S.)
Southern Methodist University (M.B.A.)

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Corporate Governance

Dr. Azita Saleki-Gerhardt	Independent Director
Age: 62 Director Since: 2017 PRINCIPAL OCCUPATION: Executive Vice President, Chief Operations Officer, AbbVie Inc.	Committees:	Governance & Nominating (Chair) Environmental, Health, Safety & Sustainability
SERVICE ON OTHER PUBLIC COMPANY BOARDS: None

BACKGROUND
Dr. Saleki-Gerhardt is an executive with extensive experience leading the operations function of a global biopharmaceutical company. She has served as the Executive Vice President, Chief Operations Officer at AbbVie Inc. (“AbbVie”), a global, research-driven biopharmaceutical company committed to developing innovative advanced therapies for some of the world’s most complex and critical conditions, since July 2023. Dr. Saleki-Gerhardt previously served as AbbVie’s Executive Vice President, Operations from 2018 until July 2023, and Senior Vice President, Operations from 2013 to 2018. AbbVie was formed in 2013 as a spin-off from Abbott Laboratories. She spent more than twenty years at Abbott Laboratories in a variety of senior management roles focused on operations, manufacturing and quality.
QUALIFICATIONS
Dr. Saleki-Gerhardt has extensive business and management experience as a senior executive officer responsible for the domestic and international manufacturing, quality and distribution network of a global biopharmaceutical company. As Executive Vice President, Chief Operations Officer at AbbVie, Dr. Saleki-Gerhardt is responsible for managing critical risks including those related to manufacturing, supply chain, quality, security and environmental, health and safety. Dr. Saleki-Gerhardt brings to the Board important perspectives on manufacturing operations, continuous improvement, safety, global business and business development opportunities, in addition to providing insight and expertise into the life sciences industry.
EDUCATION
University of Wisconsin, Madison (B.S., M.S., Ph.D.)

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Corporate Governance
Board Refreshment and Succession Planning
DIRECTOR NOMINATION PROCESS

1	▶	2	▶	3	▶	4
EVALUATE OPPORTUNITIES FOR ENHANCEMENT		IDENTIFY POTENTIAL CANDIDATES		OBTAIN BACKGROUND INFORMATION		EVALUATE AND ASSESS POTENTIAL CANDIDATES
The Governance & Nominating Committee evaluates the current skills and experience of the Board and considers where there may be opportunities to further enhance the effectiveness of the Board in light of the risks and opportunities facing the Company.
		The Governance & Nominating Committee uses a variety of sources to identify potential director candidates.		The Governance & Nominating Committee reviews the background of potential new director-nominees and, when appropriate, conducts interviews.		The Governance & Nominating Committee evaluates candidates for director-nominees in the context of the current composition of the Board, taking into account all factors it considers appropriate.

Assessing Board Composition
When recommending to the Board the slate of director nominees for election at the Annual Meeting of Stockholders, the Governance & Nominating Committee strives to maintain an appropriate balance of tenure, turnover and skills on the Board.
The Board believes that refreshment, including periodic committee rotation, is important to help ensure that Board composition is aligned with the needs of the Company and the Board as our business evolves over time, and that fresh viewpoints and perspectives are regularly considered. The Board also believes that, over time, directors develop an understanding of the Company and an ability to work effectively as a group. Because this experience provides significant value, the Board believes that a degree of continuity year-over-year is beneficial to stockholders and generally should be expected.
The Board is composed of a diverse group of leaders in their respective fields. Our directors have leadership experience at major domestic and international companies with operations in the United States and abroad, and substantial experience in key aspects of our operations, as well as in capital management and government relations. Our directors also have experience on other companies’ boards, which provides an understanding of different processes, challenges, strategies and approaches to problem-solving. Finally, our directors possess extensive experience in functional areas that are important to the execution of their oversight responsibilities, including corporate governance, risk management, global business, finance and accounting, cybersecurity, manufacturing, sales and marketing, mergers and acquisitions and human capital management. We believe all of our directors have personal traits such as candor, integrity, commitment and collegiality that are essential to effective corporate governance.

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Corporate Governance
How We Identify Potential Nominees
The Governance & Nominating Committee is responsible for managing the process for nomination of new directors. The committee may identify potential candidates for first-time nomination as a director using a variety of sources, such as recommendations from our management, current directors, stockholders or contacts in communities served by Entegris, or by conducting a formal search using an outside search firm selected by the Governance & Nominating Committee. Following the identification of a potential director-nominee, the Governance & Nominating Committee commences an inquiry to obtain information concerning the background of that person. Included in this inquiry is an initial review of the candidate with respect to the following factors: (1) whether the individual meets the minimum qualifications for first-time director nominees specified in the Corporate Governance Guidelines and described in further detail below; (2) whether the individual would be considered independent under applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”); and (3) whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit & Finance Committee and/or the Management Development & Compensation Committee of the Board.
How We Evaluate Potential Nominees
The Governance & Nominating Committee evaluates candidates for director nominees in the context of the current composition of the Board, taking into account all factors it considers appropriate, including the characteristics of independence, desired mix of skills, experience, availability for service to Entegris, tenure and age of incumbent directors on the Board, and the anticipated needs of the Board. The Governance & Nominating Committee believes that its assessment also should consider whether the candidate:
•has a capacity for, or a record of, making valuable contributions to the business community;
•has personal qualities of leadership, character, judgment and a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards;
•has experience in the semiconductor/microelectronics industry or in other relevant industries;
•is free of conflicts and has the time required to prepare for, participate in and attend all meetings;
•demonstrates candor and willingness to operate on a team and to seek consensus; and
•has relevant knowledge and experience in areas such as business, manufacturing, technology, finance and accounting, marketing, international business, government and similar fields and adds to the diversity of skills and backgrounds represented on the Board.
In addition, at least one member of the Board should have accounting or related financial management expertise, as determined in the business judgment of the Board.
Stockholder Recommendations and Proxy Access
The Governance & Nominating Committee will consider potential nominees recommended for consideration by our stockholders, taking into account the same considerations as are taken into account for other potential nominees. Stockholders may recommend candidates by writing to the Chair, Governance & Nominating Committee in care of the Company’s Corporate Secretary at Entegris, Inc., 129 Concord Road, Building 3, Billerica, MA 01821.
Under our proxy access by-law, a stockholder or a group of up to 20 stockholders owning 3% or more of our common stock continuously for at least three years may nominate and include in our proxy statement candidates for up to 20% of our Board (rounded down, but not less than two). Detailed information for submitting proxy access nominations will be provided upon written request to the Company’s Corporate Secretary at the address shown above.
Our by-laws provide for additional procedures and requirements for stockholders wishing to nominate a director for election using proxy access or otherwise, as further described in the section “Miscellaneous Information on Voting and the Annual Meeting” under the question “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”.
Our by-laws require that all nominees, as a condition of being nominated, agree to submit an irrevocable resignation that would take effect upon (a) the failure to receive the required vote for re-election in the next election, and (b) the Board’s acceptance of such resignation.

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Corporate Governance
Board Retirement Policy
Our Corporate Governance Guidelines require that each non-employee director tender his or her resignation from the Board at the Board meeting prior to the issuance of our Proxy Statement for the Annual Meeting of Stockholders following his or her 75th birthday. If, in the judgment of the Governance & Nominating Committee, the circumstances warrant, the Committee may recommend to the Board that it ask a director to continue to serve past age 75.
Board/Director Independence
The Corporate Governance Guidelines provide that a substantial majority of the directors shall be independent. Currently, with the exception of our Executive Chair and our President and Chief Executive Officer, our Board is composed entirely of independent directors. The Board has determined that each of Rodney Clark, James F. Gentilcore, Yvette Kanouff, James P. Lederer, Mary Puma, and Dr. Azita Saleki-Gerhardt is “independent” as determined under the Nasdaq Stock Market, Inc. Marketplace Rules.
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure for the Company and to decide whether the positions of Chair of the Board and Chief Executive Officer should be held by the same person or separated. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business, the responsibilities, skill sets and tenure of the individual leaders and what is in the best interests of the Company’s stockholders. This approach allows the Board to use its considerable experience and knowledge to elect as Chair of the Board the director best suited to serve in that capacity at the time, while maintaining the ability to separate the Chair of the Board and CEO roles when appropriate, as the roles have been in previous periods.
In February 2025, during their annual evaluation of the Board’s leadership structure, the independent directors of the Board concluded that it was in the best interest of the Company and its stockholders for Mr. Loy to maintain his roles as Chair of the Board and CEO, with Mr. Gentilcore serving as Lead Director. In particular, the Board considered that Mr. Loy was the right person to lead the Board based on his in-depth knowledge of the Company’s business and the issues, opportunities and challenges the business faces, as well as his understanding of the Company’s day-to-day operations.
In May 2025, when the Board announced the appointment of Mr. Reeder as the Company’s new President and Chief Executive Officer, the Board determined that it was in the best interests of the Company and its stockholders to separate the roles of CEO and Chair of the Board. Accordingly, the independent directors appointed Mr. Loy as Executive Chair of the Board, which became effective on August 18, 2025. This division of roles allows Mr. Loy to provide important continuity of Board leadership and strategic oversight, while allowing Mr. Reeder to focus on transitioning into the role as the Company’s new CEO, executing the Company’s strategies and managing the global organization. Mr. Loy and Mr. Reeder have worked collaboratively since Mr. Reeder joined the Board in 2024, and they have continued to do so during this transition period. Going forward, the Board will continue to evaluate whether to combine or separate the Chairman and CEO, depending on which leadership structure best serves the long-term interests of the Company and its stockholders at that time.

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Corporate Governance
Lead Independent Director with Comprehensive Set of Responsibilities
Mr. Gentilcore joined the Board as an independent director in 2013. He brings extensive knowledge of the Company’s business operations and experience providing oversight of the management team, in addition to over 40 years of experience in the technology industry and vast background leading companies through mergers and integration.
The Lead Independent Director role is devised to provide an effective independent voice. The Lead Independent Director will be selected annually by the independent directors and has a robust set of additional responsibilities, as summarized below:

  Serving as liaison between the independent directors and the Chair
  Reviewing and approving meeting agendas and sufficiency of time
  Calling meetings of the independent directors
  Presiding at all meetings of the independent directors and any Board meeting when the Chair and the Chief Executive Officer are not present, including executive sessions of the independent directors
  If requested by stockholders or other stakeholders, being available for consultation and direct communication as appropriate

  Approving the quality, quantity and timeliness of information sent to the Board
  Serving a key role in Board and Chief Executive Officer evaluations
  Being regularly apprised of inquiries from stockholders and involved in correspondence responding to these inquiries, as appropriate
  Providing feedback from executive sessions of the independent directors to the Chief Executive Officer and other senior management
  Recommending the retention of consultants and advisors who directly report to the Board

The Board will continue to review its leadership structure at least once a year, and otherwise as appropriate, to help maintain a structure best suited for Entegris, its strategic priorities and its stockholders.
Committees of the Board
The Board has a standing Audit & Finance Committee, Management Development & Compensation Committee, Governance & Nominating Committee and Environmental, Health, Safety and Sustainability Committee, each of which is described in more detail below.
The Board has adopted a written charter for each committee, a copy of which is posted on the Company’s web site http://www.entegris.com under “About Us – Investor Relations – Corporate Governance”.
The Board has determined that all members of each committee are “independent” as defined under the applicable Nasdaq rules (including the heightened standards for certain committee members) and comply with the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Corporate Governance
Audit & Finance Committee

Meetings in 2025: 5 Members: Mary Puma (Chair) Yvette Kanouff James F. Gentilcore
The Audit & Finance Committee is focused on assisting the Board in its oversight of (i) the integrity of the Company’s financial statements as well as the Company’s financial reporting process and systems of internal control over financial reporting; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company’s independent registered public accounting firm; and (iv) the performance of the Company’s internal auditing function and independent registered public accounting firm.
RESPONSIBILITIES
•Reviews annual and quarterly financial statements as well as the Company’s financial reporting processes, disclosure and internal controls and procedures
•Reviews the scope and results of audits and reviews the Company’s internal accounting policies and procedures
•Elects, appoints, compensates and oversees the Company’s independent registered public accounting firm
•Pre-approves auditing services, internal control-related services and permitted non-audit and tax services to be provided by the Company’s independent registered public accounting firm
•Discusses policies and procedures with respect to risk assessment and risk management and reviews the effectiveness of the system for monitoring compliance with laws, regulations and the Company’s business conduct policies
•Reviews and recommends to the Board matters related to the capital structure of the Company, including with respect to management proposals concerning debt and equity financing
The Board has determined that each member of the Audit & Finance Committee possesses the attributes of an “audit committee financial expert” as that term is defined in the rules of the SEC.
The Board has determined that each member of the Audit & Finance Committee is “independent” as defined under the applicable Nasdaq Stock Market, Inc. Marketplace Rules (including under the heightened standards for audit committee members) and complies with the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

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Corporate Governance
Management Development & Compensation Committee

Meetings in 2025: 8 Members: Yvette Kanouff (Chair) James F. Gentilcore James P. Lederer Mary Puma
The Management Development & Compensation Committee reviews executive compensation and management development programs, provides recommendations to the Board regarding Entegris’ compensation programs and administers the Company’s equity compensation plans.
RESPONSIBILITIES
•Determines the compensation of the executive officers reporting to the CEO and the compensation policies impacting other executive officers
•Provides recommendations to the Board on CEO compensation
•Reviews and recommends changes to equity incentive and other employee benefit plans and reviews the administration of such plans
•Reviews the Company’s management development and succession planning programs and strategies
•reviews and recommends annual compensation for the Board
The charter for the Management Development & Compensation Committee does not authorize the delegation of the foregoing responsibilities to Company management.
The Board has determined that each member of the Management Development & Compensation Committee is “independent” as defined under the Nasdaq Stock Market, Inc. Marketplace Rules applicable to compensation committee members.

Governance & Nominating Committee

Meetings in 2025: 3 Members: Dr. Azita Saleki-Gerhardt (Chair) Rodney Clark James P. Lederer
The Governance & Nominating Committee provides recommendations to the Board regarding Entegris’ corporate governance matters and recommends nominees to be elected to the Board.
RESPONSIBILITIES
•Periodically reviews the Corporate Governance Guidelines and committee charters
•Reviews matters relating to the size, composition, required skills and structure of the Board and committees thereof
•Reviews and evaluates potential candidates for nomination to the Board
•Recommends to the Board a slate of nominees for election as directors each year
•Recommends to the Board whether to accept or reject resignations of directors who fail to receive a majority vote for their re-election to the Board
The Board has determined that each member of the Governance & Nominating Committee is “independent” as defined under the Nasdaq Stock Market, Inc. Marketplace Rules applicable to nominating committee members.

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Corporate Governance
Environmental, Health, Safety and Sustainability Committee

Meetings in 2025: 2 Members: Rodney Clark (Chair) James F. Gentilcore Dr. Azita Saleki-Gerhardt
The Environmental, Health, Safety and Sustainability Committee, a standing committee of the Board formed in February 2023, provides risk management oversight on the Company’s health, safety, environmental, sustainability, quality and product regulatory matters, sustainability and climate-related risks and the Company’s corporate social responsibility program.
RESPONSIBILITIES
•Reviews and assesses the effectiveness of the Company’s health, safety, environmental, sustainability, quality and product regulatory programs, policies, and initiatives
•Reviews current and emerging environmental, climate, health, safety and sustainability issues and their potential impacts on the Company
•Reviews and oversees product stewardship practices, quality trends, issues and concerns related to product risks
•Provides oversight of climate-related risks and opportunities
•Reviews the Company's Corporate Social Responsibility program and progress

Board’s Role and Responsibilities
Overview
The Board is elected by the stockholders to oversee their interests in the long-term health, financial strength and overall success of the Company’s business. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls, the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.
Directors exercise their oversight responsibilities through discussions with management, review of materials management provides to them, visits to our offices and facilities and their participation in Board and committee meetings.

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Corporate Governance
Board of Directors’ Role in Risk Oversight
Our Board has responsibility for the oversight of risk management. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on the Company and the steps we take to manage them. While the Board is ultimately responsible for risk oversight at the Company, the Board’s standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk, each as described below.

Board Our Board and its committees oversee risk management.

Audit & Finance Committee	Governance & Nominating Committee	Management Development & Compensation Committee	Environmental, Health, Safety and Sustainability Committee

•Financial and accounting risk •Legal, compliance and regulatory risk •Information technology and cybersecurity risk	•Corporate governance risk •Board organization, membership, structure and director succession planning risk	•Compensation policy and program risk •Executive officer succession planning risk •Risks related to human capital management	•Environmental, health and safety risks •Sustainability and climate-related risks

Management Company management manages risk and communicates regularly with our Board on enterprise risks and the enterprise risk management process.

Enterprise Risk Management Committee Senior management reviews processes and efforts undertaken to identify and manage the principal risks faced by the Company.

CYBERSECURITY RISK MANAGEMENT
The Board recognizes the importance of maintaining the trust and confidence of our customers and employees. To more effectively prevent, detect and respond to information security incidents, we have a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture and processes. The Audit & Finance Committee receives regular reports from the Chief Information Security Officer on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, assessments of our security program and the emerging threat landscape.
For additional information about our cybersecurity risk management, please see Item 1C (“Cybersecurity”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Board’s Role in Management Succession Planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer. To assist the Board towards that goal, the Management Development & Compensation Committee, with the support of the Company’s Chief Executive Officer and Senior Vice President, Global Human Resources, annually assesses the Company’s senior executives and their succession potential. In addition, the Chief Executive Officer and Senior Vice President, Global Human Resources periodically provide the Management Development & Compensation Committee with an assessment of persons considered potential successors to certain senior management positions.

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Corporate Governance
The Board’s Role in Human Capital Management
The Board understands that human capital management is key to our future success. Our employees drive innovation, and we rely on their talent to help the Company achieve its objectives. We are an equal opportunity employer, committed to making employment decisions without regard to race, color, religion, national or ethnic origin, sex, sexual orientation, gender identity or expression, age, disability, protected veteran status or other characteristics protected by law.
The Board, through the Management Development & Compensation Committee, prioritizes attraction and retention of employee talent. We seek to attract and retain employees by offering competitive compensation and benefits structures, rewarding work, and opportunities for advancement. The Board regularly assesses talent within the Company, promotes accountability at all levels, and seeks to help management establish competitive compensation policies with the goal of empowering our employees and maintaining job satisfaction.
For additional information about our human capital resources, please see the “Business — Human Capital Resources” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Role in Corporate Responsibility and Corporate Citizenship
Our CSR program is built on the four core pillars of Innovation, Safety, Personal Development and Inclusion, and Sustainability, and includes goals, which are aligned to each of the four pillars, to guide us to 2030. During 2025, we released our 2024 annual corporate social responsibility report providing an update on our progress toward reaching our 2030 goals and our performance on our objectives from our 2020 baseline. The 2024 annual CSR report is published on our website at http://www.entegris.com under “About Us — Corporate Social Responsibility”. For additional information regarding our CSR program, see “Proxy Statement Summary — Corporate Social Responsibility”.
The Board is actively engaged in the oversight of our CSR program and strategy.

OVERSIGHT	The Board of Directors is actively engaged in and oversees our CSR program and strategy, receiving updates from senior management throughout the year.

BOARD COMMITTEES	MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE	AUDIT AND FINANCE COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE	ENVIRONMENTAL, HEALTH, SAFETY AND SUSTAINABILITY COMMITTEE
	Reviews human capital management efforts	Oversees ethics and compliance	Responsible for the composition of the board	Oversees sustainability efforts and climate-related risks

MANAGEMENT
Our CSR Council has direct responsibility for advancing our CSR strategy. Our Council is led by our Chief Executive Officer, and includes our SVP, General Counsel, SVP, Global Human Resources and Corporate Communications, SVP, Chief Strategy and Innovation Officer, SVP, Global Supply Chain, SVP, Chief Financial Officer, VP, Global Environmental, Health, Safety and Sustainability, and other members of our leadership team. The CSR Council meets at least quarterly to assess progress and plans of our CSR program. The attainment of our CSR objectives is a component of the annual performance targets for our senior leaders.

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Corporate Governance
Stockholder Engagement
The Board believes that it is important to foster long-term relationships with stockholders and that strong corporate governance includes outreach and engagement with our stockholders on a regular basis to better understand the issues that are important to them. We believe that this engagement is a critical part of our long-term success as it enables us to address these matters in a more meaningful and effective way and to drive improvements in our strategy and overall financial success. Our engagement program is designed to reach out to our stockholders and hear their perspectives about issues that are important to them, both generally and with regard to the Company, and gather feedback. We believe that this engagement program promotes transparency between the Board and our stockholders and builds informed and productive relationships. Highlights of our 2025 stockholder engagement were as follows:

34	>75%
Investor Events Participated in by senior management during 2025	Top 25 Stockholders Engaged Senior management engagement with stockholders during 2025

How We Engaged	Topics Discussed

Our senior leadership team engages with investors on a variety of topics in a number of forums, including in:
  Quarterly earnings calls
  Investor and industry conferences
  Analyst meetings
  Individual corporate governance discussions with stockholders

The management team and Lead Independent Director discussed and updated stockholders on a range of key topics, such as
  Company’s overall business strategy
  Corporate governance practices
  Executive compensation matters
  CEO Transition
  Understanding of the perspectives and concerns of the stockholders

The Board and management team carefully consider the feedback received from these meetings, as well as stockholder support, when reviewing the Company’s business, corporate governance and executive compensation approaches and strategies.
Board Practices, Policies and Processes
The Board believes that a commitment to good corporate governance enhances stockholder value. To that end, we are committed to employing strong corporate governance practices to promote a culture of ethics and integrity that defines how we do business. At the core, we are in business to earn a fair return for our stockholders.
Board Performance Evaluations
In order to measure ongoing effectiveness and to identify challenges that it may be facing, the Board is committed to regular evaluations of itself and its committees. Annually, directors are asked for their input and perspective on various matters related to the Board and the committees on which they serve, including:
•Strategy and risk oversight;
•Board dynamics;
•Understanding and advocating for stockholder perspectives;
•Relationship with, and access to, management; and
•Management talent development.
The results of these evaluations are discussed in detail at meetings of the Governance & Nominating Committee and the Board.

36

Corporate Governance
From time to time, our Governance & Nominating Committee works with an independent third-party advisor experienced in corporate governance matters to interview each director to obtain his or her assessment of the effectiveness of the Board and its committees. The Board believes that the use of such a third-party advisor provides an important outside perspective on Board effectiveness.
Board Meetings and Attendance
The Board held seven meetings during 2025, and each director attended at least 75% of the aggregate number of meetings of the Board and of all committees on which he or she served that were held during the period for which he or she was a director or member of any such committee. The Corporate Governance Guidelines provide that there will be an executive session, composed exclusively of independent directors, at each regularly scheduled Board meeting. Members of the Board are also encouraged to attend the Annual Meetings of Stockholders. Each of our then-current directors was present in-person and available to answer questions from stockholders during the 2025 Annual Meeting of Stockholders.
Communications with the Independent Directors
Stockholders and other interested parties may communicate directly with a member or members of the Board or the non-management directors either individually or as a group by addressing their correspondence to the director or directors, in care of our Corporate Secretary, at the address listed in the “Notice of 2026 Annual Meeting of Stockholders” above, with a request to forward the same to the intended recipient(s). All such communications will be reviewed by the Company’s Corporate Secretary and, if they are relevant to the Company’s operations, policies and philosophies, they will be relayed to the Board or the non-management directors, as the case may be.
Transactions with Related Persons
The Board has adopted a written policy that prohibits any business transaction with a value of $60,000 or more between Entegris and any of our directors, nominees for director, executive officers or their immediate families. In addition, as part of our process for preparing our annual report, we circulate questionnaires to our directors, nominees for director and executive officers requiring disclosure of any business transaction with a value of $60,000 or more between Entegris and any of those persons or a member of his or her immediate family. The answers to these questionnaires are reviewed for compliance with this policy by management and discussed with the Audit & Finance Committee and our independent registered public accounting firm. Since January 1, 2025, there has been no business transaction between Entegris and any director, nominee for director, executive officer or member of his or her immediate family in violation of this policy, which were considered for purposes of determining the independence of our non-employee directors, or which would require disclosure under Item 404 of Regulation S-K.
Corporate Governance Documents
Corporate Governance Guidelines
The Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace and to ensuring that the Company is managed for the long-term benefit of its stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process and thus has adopted the Corporate Governance Guidelines, the Code of Ethics and a charter for each committee of the Board.
The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews the Corporate Governance Guidelines periodically to consider the need for amendments or enhancements. Among other things, the Corporate Governance Guidelines delineate the Board’s responsibilities, leadership structure, independence goals, director qualifications, election, annual self-evaluation process and access to management and advisors. The Corporate Governance Guidelines, as amended from time to time, are available on the Company’s website at http://www.entegris.com under “About Us – Investor Relations – Corporate Governance” and will be provided in printed form to any stockholder who requests them from us.

2026 Proxy Statement	37

Corporate Governance
Code of Ethics
We have adopted a Code of Business Ethics (the “Code of Ethics”) that applies to all of our officers, directors, employees (including temporary and part-time employees), contractors and agents that we hire to conduct our business. The Code of Ethics provides practical guidance specifically addressing certain common ethical issues that our employees may face, including maintaining a healthy, safe and inclusive workplace, preventing conflicts of interest and complying with laws and regulations. Primary responsibility for coordination of the compliance, communication and training activities to support the Code of Ethics as well as for managing the compliance reporting, monitoring and enforcement activities resides with a compliance officer (the “Compliance Officer”), who is appointed by our Chief Executive Officer or the Board. If no compliance officer is appointed by our Chief Executive Officer or the Board, our Senior Vice President, General Counsel and Secretary serves as the Compliance Officer. If an employee sees or suspects any illegal or unethical behavior, the Code of Ethics encourages them to raise the issue with their manager, our Human Resources Department, the Compliance Officer or our Law Department. In addition, we maintain a hotline for employees to anonymously report illegal or unethical behavior. The Code of Ethics is posted on our website http://www.entegris.com under “About Us — Investor Relations — Corporate Governance” and will be provided in printed form to any stockholder who requests it from us.
Other Corporate Governance Documents
The following additional documents are available on our website under “About Us — Investor Relations — Corporate Governance”:
•CEO and CFO Certifications
•Entegris By-Laws
•Entegris Certificate of Incorporation
•Material Non-Public Information Disclosure Policy
•Audit and Finance Committee Charter
•Environmental, Health, Safety and Sustainability Committee Charter
•Governance and Nominating Committee Charter
•Management Development & Compensation Committee Charter

38

Corporate Governance
Compensation of Directors
Elements of Director Compensation
The Management Development & Compensation Committee regularly assesses the Company’s director compensation program in relation to industry practice. At its April 2025 meeting, the Management Development & Compensation Committee, after consultation with its independent compensation advisory firm Frederic W. Cook & Co., Inc. (“FW Cook”) and a general review of compensation practices for directors among peers, decided to adopt the following compensation arrangements:

Compensation for All Non-Employee Directors
Annual cash retainer for all non-employee directors	$105,000
Additional annual cash fees
Lead Independent Director of the Board	$45,000
Audit & Finance Committee Chair	$20,000
Management Development & Compensation Committee Chair	$15,000
Governance & Nominating Committee Chair	$10,000
Environmental, Health, Safety and Sustainability Committee Chair	$10,000
Annual equity award	$210,000	*
*    RSUs valued on the date of each Annual Meeting of Stockholders, with restrictions lapsing on the earlier of the date of the subsequent Annual Meeting of Stockholders or the first anniversary of the award date.
All of the foregoing cash fees are based on a June 2025 through May 2026 service period and are paid quarterly in arrears. In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director. As an employee of the Company, Mr. Loy receives no additional compensation for his service as a director. Mr. Reeder received compensation for the period of the year he served as a non-executive director. As of August 18, 2025, he forfeited his 2025 annual equity award and any further cash payments as a result of his appointment as President and Chief Executive Officer of the Company.
Director Deferred Compensation Plan
Non-employee directors may defer all or a portion of their director fees paid and/or all or a portion of their annual equity award under the Entegris, Inc. Board of Directors Deferred Compensation Plan. Non-employee directors may choose from several investment options for cash fee deferrals. We credit such deferred amounts with investment gains or losses until the non-employee director retires from the Board or until the occurrence of certain other events. Deferred equity awards must be invested in Company stock.

2026 Proxy Statement	39

Corporate Governance
Director Summary Compensation Table
The table below summarizes the compensation paid by the Company to directors for 2025.

Name(1)	Fees Earned or Paid in Cash(3) ($)	Stock Awards Granted(4) ($)	Total ($)
Rodney Clark	86,250	210,004	296,254
James F. Gentilcore	112,201	210,004	322,205
Yvette Kanouff	87,799	210,004	297,803
James P. Lederer	78,750	210,004	288,754
Mary Puma	89,891	210,004	299,895
Dr. Azita Saleki-Gerhardt	86,250	210,004	296,254
David Reeder(2)	52,649	210,004	262,653
(1)Bertrand Loy, the Company’s Executive Chair and former President and Chief Executive Officer, is not included in this table as he receives no compensation for his services as a director because he is an employee of the Company. Information with respect to compensation paid to Mr. Loy is included in the Summary Compensation Table under “Executive Compensation” below.
(2)Reflects compensation received by Mr. Reeder through August 18, 2025, at which time he assumed the role of President and Chief Executive Officer of the Company and subsequently forfeited his stock awards granted in 2025 and ceased receiving cash compensation in consideration of his services as a director.
(3)Reflects cash fees paid in fiscal year 2025. Beginning with the June 2025 service period, director fees are paid in arrears. In prior years, fees were paid in advance. As a result, the figures in this column show payment for three quarters of service.
(4)Reflects the aggregate grant date fair value of awards of RSUs to each director during 2025, calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. As of December 31, 2025, each active independent director holds 2,897 outstanding unvested RSUs. Directors may choose to defer receipt of stock awards described in this footnote under the Entegris, Inc. Board of Directors Deferred Compensation Plan. During fiscal year 2025, Ms. Kanouff deferred all 2,897 shares.
Stock Ownership Guidelines for Directors
During 2025, the Board maintained stock ownership guidelines for non-employee directors to align director interests with those of Entegris stockholders. This alignment is a critical objective of the equity awards discussed above. Under these guidelines, each director is required to hold shares of Entegris common stock with a value equal to five times the annual cash retainer for directors generally in effect at the time of each annual determination. Determination of compliance with these guidelines is made as of January 15th of each year. Compliance is calculated based on the average of the prior calendar year’s month-end closing prices for Entegris common stock on the Nasdaq Stock Market. Shares of Entegris common stock that are owned by a director outright as well as vested deferred shares/units count towards compliance with these guidelines. Directors have five years following their initial election or appointment to the Board or the date on which the Stock Ownership Guidelines were adopted to achieve the minimum holding required by the guidelines.
In addition, the Board maintains stock ownership guidelines for executive officers. For more information, please see the “Executive Compensation — Compensation Discussion & Analysis — Other Items — Stock Ownership Guidelines for Executive Officers” section of this Proxy Statement.

As of January 15, 2026, all directors were in compliance with the stock ownership guidelines or were within the five-year compliance grace period.

40

Executive Compensation

PROPOSAL 2 Advisory Vote on Executive Compensation

The Board recommends that the stockholders vote FOR the adoption of the below resolution indicating approval, on an advisory basis, of the compensation of our named executive officers.

The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers, who are listed in the Summary Compensation Table included in the “Executive Compensation Tables” section of this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed under this “Executive Compensation” section of this Proxy Statement. We are providing this vote as required by Section 14A of the Exchange Act. Accordingly, for the reasons discussed in the “Compensation Discussion & Analysis” section of this Proxy Statement, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED:
That the stockholders of Entegris, Inc. (“Entegris”) hereby approve, on an advisory basis, the compensation paid to Entegris’ named executive officers, as disclosed in Entegris’ Proxy Statement for the 2026 Annual Meeting of Stockholders under the heading entitled “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Management Development & Compensation Committee. Our Board and the Management Development & Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. The Board has adopted a policy of providing for annual advisory stockholder votes on executive compensation. Unless the Board modifies its policy on the frequency of holding such advisory votes, the next advisory vote will occur in 2027.

2026 Proxy Statement	41

Compensation Discussion & Analysis

42

Compensation Discussion & Analysis
Executive Overview
Named Executive Officers
The following sets forth certain information regarding our named executive officers.

Name	Age	Position	Executive Officer Since
David Reeder	51	President and Chief Executive Officer	2025
Bertrand Loy	60	Executive Chair and Former President and Chief Executive Officer	2001	(1)
Linda LaGorga	57	Former Senior Vice President, Chief Financial Officer(2)	2023
Susan Rice	67	Senior Vice President, Global Human Resources and Corporate Communications	2017
Joseph Colella	44	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2020
Daniel Woodland	55	Senior Vice President and President, Materials Solutions	2022
(1)Includes service with predecessor public company Mykrolis, which merged into the Company in 2005.
(2)On January 19, 2026, the Company and Ms. LaGorga entered into a Separation Agreement. Ms. LaGorga transitioned to the role of Senior Advisor effective February 28, 2026 and will serve in that capacity until May 15, 2026. Ms. LaGorga remained an executive officer throughout fiscal year 2025.
Leadership Transition
Effective August 18, 2025, Mr. Reeder succeeded Mr. Loy as our President and Chief Executive Officer. This transition was the culmination of a disciplined and thoughtful multi-year succession planning process led by our Board. This process was designed to identify and select a leader with a comprehensive understanding of our business, industry and strategic priorities, as well as the requisite skills and experience to lead the Company as it continues to develop critical solutions that help customers improve device performance and achieve optimal yields, enable the Company to continue to be a long-term value compounder, and to create a work environment where employees are proud to be a part of Entegris.
The Board developed a profile to identify a candidate capable of successfully leading our global business, driving innovation and delivering long-term stockholder value. Potential candidates were evaluated through an in-depth assessment process and ultimately, in May 2025, the Board unanimously selected Mr. Reeder as the Company’s next President and Chief Executive Officer. To support Mr. Reeder’s transition, the Board determined that it was in the best interests of the Company and its stockholders to have Mr. Loy serve as Executive Chair until July 31, 2026. To further support a smooth transition, the Board, working closely with Mr. Loy and Mr. Reeder, established a CEO transition plan and has overseen the execution of this plan.
Mr. Reeder, who has been a member of our Board since March 2024, brings to Entegris more than 20 years of executive leadership experience in the semiconductor and technology industries. Mr. Reeder has a comprehensive background spanning finance and accounting—including service as chief financial officer for several public companies—operations strategy, M&A strategy and execution, customer engagement, technology roadmaps, product development, and supply chain management.
In his role as Executive Chair, Mr. Loy remains a member of our executive leadership team, partnering with Mr. Reeder to advance our strategic priorities and ensure a smooth transition of customer, supplier and other key stakeholder relationships. Mr. Loy’s role leverages his deep knowledge of the Company, his broad industry experience and the valuable relationships cultivated with global external stakeholders throughout his career. Mr. Reeder and Mr. Loy have worked closely and collaboratively together during this period of transition.

2026 Proxy Statement	43

Compensation Discussion & Analysis
Appointment of David Reeder as President and Chief Executive Officer
Working with FW Cook, the Board approved Mr. Reeder’s ongoing compensation to align with the market median of CEOs in the Compensation Peer Group. On May 11, 2025, the Company and Mr. Reeder entered into an Offer Letter (the “Reeder Offer Letter”) in connection with his appointment as President and Chief Executive Officer. Below is a summary of the key terms of his compensation outlined in the Reeder Offer Letter:

2025 CEO Compensation
Base Salary	$1,000,000	Effective August 18, 2025
Annual Bonus (EIP)	120%	Mr. Reeder’s 2025 bonus opportunity was prorated to reflect the portion of the fiscal year he was employed by the Company.
Initial Awards
New Hire Cash Sign-On Award	$410,000
In recognition of certain benefits Mr. Reeder forfeited from his prior employer as a result of accepting the Company’s offer of employment, Mr. Reeder received a cash sign-on bonus of $410,000, with 50% payable shortly following Mr. Reeder’s start date and 50% payable on April 1, 2026, subject to his continued employment or service with the Company on the payment date, and subject further to repayment under certain circumstances, including if Mr. Reeder resigns without Good Reason (as defined in Mr. Reeder’s Executive Change in Control Termination Agreement) before the first anniversary of his start date.

Initial Equity Award (comprised of sign-on equity award and annual equity award)	$11,100,000
Approximately $7,000,000 sign-on equity award that partially compensated Mr. Reeder for the substantial equity awards he forfeited from his prior employer as a result of his acceptance of the Company’s offer of employment.
Approximately $4,100,000 2025 annual equity award, reflecting a prorated amount of a full-year annual equity award covering the portion of the fiscal year he was employed by the Company.
The initial equity awards consisted of 40% time-based restricted stock units, 30% stock options and 30% performance share units (assuming target performance), in each case on substantially the same vesting schedule, terms and conditions applicable to awards granted to the other executive officers of the Company during its annual equity grant cycle in April 2025.

On an annualized basis, Mr. Reeder’s target total direct compensation, comprised of base salary, target annual bonus and annual equity award opportunities, is approximately $13,300,000, which approximates the peer group median and is lower than Mr. Loy’s 2024 and 2025 reported target total direct compensation level as CEO.

44

Compensation Discussion & Analysis
Transition of Bertrand Loy to Executive Chair
In coordination with FW Cook, the Compensation Committee reviewed over 80 examples of CEO-to-Executive Chair transitions since 2014. Following this review, the Compensation Committee recommended a reduction in Mr. Loy’s compensation to align with median level of discount to CEO compensation that other companies reported during such a transition. On July 30, 2025, the Company and Mr. Loy entered into an Executive Chair Agreement (the “Executive Chair Agreement”) to set forth the terms of his employment effective upon his transition to the role of Executive Chair. Below is a summary of the key terms of his compensation outlined in the Executive Chair Agreement:

Executive Chair Compensation
Base Salary	$800,000	Effective August 18, 2025
Annual Bonus (EIP)	105%
Mr. Loy’s 2025 bonus opportunity was prorated to reflect the portion of the year he served as President and Chief Executive Officer and the portion of the yearh he served as Executive Chair, based on the salary and target bonus percentages in effect during such periods. For 2026, Mr. Loy will have a bonus opportunity equal to 105% of his base salary.

2026 Long-Term Incentives	$5,825,000
Mr. Loy will receive an annual long-term incentive grant in the equity award mix and with vesting terms that generally apply to the CEO for the 2026 equity award cycle, except that if Mr. Loy’s employment is terminated due to his “retirement” or by the Company without “cause”, a pro-rata portion of the award will continue to vest pursuant to the vesting schedule set forth in the applicable award agreement. The proration factor will be determined by dividing (x) the number of days Mr. Loy served as Executive Chair during 2026 by (y) 365.

2026 Proxy Statement	45

Compensation Discussion & Analysis
Stockholder Engagement and Responsiveness to 2025 Say-on-Pay Result
Our Philosophy and Ongoing Dialogue
We believe that long‑term value creation is supported by a compensation program that pays for performance, aligns executives with stockholders, and enables Entegris to attract and retain top talent. To ensure that our program continues to reflect stockholder expectations and best practices, we maintain a regular, robust stockholder engagement program and incorporate investor feedback into Board discussions and compensation decisions.
Say-on-Pay Results and Responsiveness
At our 2025 Annual Meeting, our say‑on‑pay proposal received 77.2% support, down from 91.2% in the prior year. In response, the Compensation Committee determined that enhanced outreach and thoughtful program review were warranted. Investor feedback materially influenced our 2026 compensation program design, particularly the long‑term incentive mix and selection of performance metrics.
Scope and Cadence of Engagement
•Outreach window: Fall 2025 off‑season.
•Stockholder participants: 19 of our largest stockholders were invited, representing approximately 68% of shares outstanding; 12 stockholders accepted our invitation, which represented approximately 53% of shares outstanding.
•Entegris participants: Compensation Committee Chair, Lead Independent Director and/or member of the Compensation Committee, supported by senior leaders from Human Resources, Investor Relations, and the Law Department.
•Feedback from stockholders: Feedback was reviewed with the full Board and informed compensation actions.
What We Discussed and How We Responded
During our meetings, notwithstanding the lower Say-on-Pay vote in 2025, stockholders expressed strong support for the overall design and framework of our executive compensation program and recommended that we continue to closely align compensation to the achievement of Company performance targets and key strategic objectives. Below is a summary of topics of interest to stockholders that we discussed and measures we have implemented or will implement related to those topics.

Topics of Interest	Our Response

Increasing PSU weighting to 50% or more of the annual LTI award vehicle mix to enhance the pay-for-performance orientation of the executive compensation program	Beginning in 2026, we will increase the PSU weighting from 30% to 60% for our CEO and from 30% to 50% for other senior executives.

Support for more balance in the PSU program by adding a financial PSU metric, linked to, among other items, paying down debt, which is an investor focal point
We will add a free cash flow margin metric to our PSU vesting conditions starting with the 2026-2028 performance period. Free cash flow margin will be measured over the full 3-year period and will be weighted at 50% of the PSU grant value, alongside relative TSR, which will continue to compare Entegris’ performance to the Philadelphia Semiconductor Index, an industry-specific index.

Use of stock options as performance‑based compensation and overall equity mix and dilution
We will eliminate stock options from the executive LTI equity award mix beginning in 2026, rebalanced toward PSUs and time‑based RSUs, and remain committed to annually monitoring and benchmarking share usage and fully-diluted overhang, which approximates the peer median.

46

Compensation Discussion & Analysis

The Committee’s annual executive compensation program review process
We reiterated to investors the robustness of the Committee’s annual review of our executive compensation programs to align with market, company financial results and our pay-for-performance philosophy.
As examples of our rigorous executive compensation program, we highlighted the following decisions made and actions taken by the Committee in 2025:
•Keeping Mr. Loy’s target Total Direct Compensation while he was still CEO unchanged from 2024
•Approval of below target short- and long-term incentive payouts
•Conducted the annual review of our compensation peer group and made numerous changes to ensure alignment with Entegris’ size and industry

CEO transition and onboarding
This Proxy Statement includes comprehensive disclosure on the Board’s CEO selection process and transition support, and we committed to providing further updates on the CEO transition in meetings with stockholders.

Leadership transition pay determination
As detailed in this Proxy Statement, the Committee conducted a comprehensive market review when determining the appropriate pay levels for Mr. Reeder and Mr. Loy upon their appointments to CEO and Executive Chair, respectively.
Mr. Reeder’s ongoing target TDC at hire was set at the peer median and below Mr. Loy’s target TDC in his final full year as CEO. In addition, no inducement equity awards were made in connection with Mr. Reeder’s hiring; only awards that were a partial “make whole” for compensation forfeited at his prior employer issued as 40% time-based restricted stock units, 30% stock options and 30% performance share units with substantially the same vesting schedule, terms and conditions applicable to awards granted to the other executive officers of the Company during its annual equity grant cycle in April 2025.
Mr. Loy’s annualized target TDC as Executive Chair was materially reduced from his pay as CEO and aligned with market median practice for similar transitions.

Ongoing Stockholder Engagement
We intend to maintain a regular cadence of off‑season and in‑season outreach and will continue to report investor feedback and any additional program refinements in future proxy statements. Stockholders may contact us at our published investor relations email to provide input at any time.
Our Approach to Compensation
The overall objectives of our executive compensation policies are to:

•Attract, retain, motivate and reward high-caliber executives.
•Foster teamwork and support the achievement of Entegris’ financial and strategic goals through performance-based financial incentives.
•Promote the achievement of strategic objectives which lead to long-term growth in stockholder value.

•Encourage strong financial performance by establishing competitive goals for target performance and leveraging incentive programs through stock-based compensation.
•Align the interests of executive officers with those of Entegris and its stockholders by making incentive compensation dependent upon Company performance.

2026 Proxy Statement	47

Compensation Discussion & Analysis
As depicted in the below graphics, in 2025 approximately 92% of the Chief Executive Officer’s target total direct compensation and an average of approximately 80% of the target total direct compensation of the other named executive officers was “variable,” i.e., dependent on the Company’s performance.

CEO(1)	OTHER NAMED EXECUTIVE OFFICERS (“NEOs”)(2)

¢	Base Salary	¢	Target Annual Incentive	¢	Restricted Stock Units ("RSUs")	¢	Stock Options	¢	Performance Share Units ("PSUs")
(1)Represents Mr. Reeder’s target mix as CEO. Excludes Mr. Loy as CEO.
(2)Excludes Mr. Loy as Executive Chair.

48

Compensation Discussion & Analysis
2025 Executive Compensation Highlights

2025 SHORT-TERM INCENTIVE PAYOUT

Adjusted EBITDA Margin	+	Revenue Growth in excess of our markets	+	Free Cash Flow Margin	+	Customer Experience	=	Overall Payout
Result: 69.0% Payout

Result: 35.2% Payout		Result: 0.0% Payout		Result: 15.6% Payout		Result: 18.2% Payout

PSUs (2023 - 2025 Performance Period)

45th percentile			VS.		Philadelphia Semiconductor Index

Payout of 90%

COMPENSATION AND CORPORATE SOCIAL RESPONSIBILITY
In 2025, each of our named executive officers had CSR-focused performance goals to incentivize and drive the achievement of our CSR goals related to innovation, safety, personal development and inclusion and/or sustainability and against which their performance was measured. Performance relative to their individual goals was used in setting the total direct compensation of our NEOs.

Executive Compensation Practices
Compensation of the executive officers of the Company is overseen by the Compensation Committee. The Board and the Compensation Committee were assisted in performance of their oversight duties with respect to executive compensation matters by FW Cook, an independent compensation advisory firm.
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our management team with those of our stockholders. The following summarizes key governance characteristics related to the executive compensation programs in which the named executive officers participate:

WHAT WE DO	WHAT WE DON’T DO

  Carefully structured benchmarking peer group with annual Management Development & Compensation Committee (“Compensation Committee”) review
  Annual say-on-pay advisory vote
  Adherence to a rigorous pay-for-performance philosophy in establishing program design and targeted pay levels for NEOs
  Independent Compensation Committee oversight
  Independent compensation consultant is hired by and reports to the Compensation Committee
  Annual report by the independent compensation consultant to the Compensation Committee on executive pay and performance alignment
  Stringent stock ownership guidelines maintained for non-employee directors and executive officers
  Clawback policy in place to deter executive officer misconduct and reclaim certain awards and incentives
  Change in control agreements require double-trigger for vesting

  No guaranteed bonuses
  No material perquisites or other personal benefits to directors or executive officers
  Directors, executive officers, employees and consultants may not hedge, pledge or engage in speculative transactions of Company stock
  No plans that encourage excessive risk-taking
  No excessive dilution through careful monitoring of burn rate and overhang
  No tax “gross-ups” agreements

2026 Proxy Statement	49

Compensation Discussion & Analysis
Design and Structure of 2025 Executive Compensation
Our Business and Our Compensation Philosophy
The Company’s executive compensation policies are designed so that: (i) total compensation is tied to individual performance, (ii) total compensation will vary with the Company’s performance in achieving financial and other strategic objectives, and (iii) long-term incentive compensation is closely aligned with stockholders’ interests. Further, the Company’s executive compensation policies provide that the proportion of variable compensation increases as an employee’s level of responsibility increases so that compensation for senior executives is aligned more closely with the Company’s performance. For these reasons, the Company’s executive compensation policies prioritize pay-for-performance, competitive compensation, employee retention and alignment with stockholders’ interests. The overall objectives of the executive compensation policies are to:
•attract, retain, motivate and reward high-caliber executives;
•foster teamwork and support the achievement of Entegris’ financial and strategic goals through performance-based financial incentives;
•promote the achievement of strategic objectives that lead to long-term growth in stockholder value;
•encourage strong financial performance by establishing competitive goals for target performance and leveraging incentive programs through stock-based compensation; and
•align the interests of executive officers with those of Entegris and its stockholders by making incentive compensation dependent upon Company performance.
Components of 2025 Compensation
The 2025 Entegris compensation program for senior executives, including the named executive officers, consisted of a number of elements that are summarized in the following table. Due to Entegris’ focus on short- and long-term incentive compensation, a meaningful portion of each executive officer’s target total direct compensation is dependent on the Company’s performance. Approximately 92% of the Chief Executive Officer’s target total direct compensation and an average of approximately 80% of the target total direct compensation for the other named executive officers was “variable,” i.e., dependent on the Company’s performance. In the graphics below, “fixed” compensation is composed of 2025 target base salary, while “variable” compensation is composed of 2025 target Entegris Incentive Plan (“EIP”) awards and 2025 annual long-term incentive compensation grants consisting of RSUs, stock options and PSUs. Table percentages exclude Mr. Loy’s compensation as Executive Chair.

50

Compensation Discussion & Analysis
TOTAL TARGET DIRECT COMPENSATION

CEO	Element	Description and Purpose of the Compensation Element	Fiscal Year 2025 Commentary	Other NEOs
8%	Base Salary	Rewards core competence in the executive role relative to required skills, experience and contributions to the Company. Generally targeted at the median level, based on competitive market practice.	The Company awarded increases to the base salaries of the named executive officers during fiscal year 2025 to bring their base salaries into general alignment with the market median level, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.	20%

92%

	Short-Term Incentive Compensation
Rewards achievement of Company financial and operational performance criteria to:
•Incentivize the achievement of annual financial performance metrics that will drive our long-term success; and
•Incentivize achievement of pre-established business objectives.

In fiscal year 2025, the EIP awards were based on the Company’s performance with respect to Adjusted EBITDA Margin (weighted 50%), Revenue Growth (weighted 25%), Free Cash Flow Margin (weighted 15%), and Customer Experience (weighted 10%).

				80%

	Long-Term Incentive Compensation
The Company awards its executive officers with time-vested RSUs and stock options, which both vest ratably over four years, and PSUs that provide the opportunity to earn shares of the Company based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period. The purposes of our long-term incentive awards are to:
•Promote executive ownership of our stock;
•Promote retention of executives in a competitive labor market over the longer term;
•Encourage management focus on critical performance metrics creating value for stockholders; and
•Align the program with peer group and market practices, where appropriate.

No changes to the type and mix of long-term incentive awards were made for 2025. Named executive officers received time-vested RSUs (weighted 40%), time-vested stock options (weighted 30%) and PSUs (weighted 30%).
Following a comprehensive design review of Entegris’ long-term incentive program, beginning with equity awards made in 2026, the program has been updated to:
•Increase weighting of PSUs to 60% for the CEO and 50% for all other NEOs;
•Discontinue granting stock options;
•Include Free Cash Flow Margin as a PSU metric, weighted at 50%;
•Amend RSU schedule to provide 25% vesting after the first year and 75% vesting in quarterly installments over the following three years.

2026 Proxy Statement	51

Compensation Discussion & Analysis
OTHER COMPENSATION

Element	Description and Purpose of the Compensation Element	Fiscal Year 2025 Commentary
Retirement Benefits
The Company provides both qualified and non-qualified tax-deferred retirement savings plans to:
•Encourage employee long-term commitment to the Company;
•Promote employee savings for retirement; and
•Make total retirement benefits available to executives commensurate with other employees as a percentage of compensation.
In 2025, there were no changes from historical practice.
Welfare Benefits	Executives participate in employee benefit plans generally available to employees to provide a broad-based total compensation program designed to be competitive in the labor market.	In 2025, there were no changes from historical practice.
Perquisites	The Company provides no material perquisites or other personal benefits to directors or executive officers.	In 2025, there were no changes from historical practice.
Change in Control Termination Benefits
Change in control agreements provide for “double-trigger” benefits and are designed to retain executives and provide continuity of management in the event of an actual or threatened change in control of the Company.
In 2025, there were no changes from historical practice.
Compensation Decisions in 2025
Base Salary
In general, base salary for each employee, including the named executive officers, is established based on the individual’s job responsibilities, performance and experience, the competitive environment and executive-specific factors such as individual performance, job scope, retention risk and tenure. Each year, the Compensation Committee evaluates named executive officers’ base salary against corresponding compensation data from our peer group and national technology industry survey data scoped to the Company’s size. In fiscal year 2025, we continued to target base salary at the median of the peer group and survey reference points compiled by FW Cook, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure. The percent changes in annual base salary from 2024 to 2025 for each of the named executive officers are reflected in the table below.

Name	2025 Annual Base Salary	% Change From 2024	2024 Annual Base Salary
David Reeder(1)	$1,000,000	—	—
Bertrand Loy(2)	$800,000	(22%)	$1,030,000
Linda LaGorga	$590,000	4%	$570,000
Susan Rice	$515,000	3%	$500,000
Joseph Colella	$525,000	3%	$510,000
Daniel Woodland	$565,000	3%	$550,000
(1)Mr. Reeder joined the Company as President and Chief Executive Officer on August 18, 2025, and his annual base salary reflects the amount set forth in the Reeder Offer Letter.
(2)Effective August 18, 2025, Mr. Loy’s base salary was reduced by 22% (from $1,030,000 to $800,000) following his appointment to Executive Chair.
As noted above, the Compensation Committee believes that our success is dependent on our ability to hire and retain high-caliber executives in critical functions, and the pursuit of this objective may require us to recruit individual executives who have significant compensation and retention packages in place with other employers. In order to attract such individuals to Entegris, we may be required to negotiate compensation packages that deviate from the general principle of targeting base pay at the market median. Similarly, we may provide compensation outside of the normal cycle to individuals to address retention issues.

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Compensation Discussion & Analysis
2025 Performance Metrics Used to Determine Incentive Compensation and Their Relation to Our Strategy

Performance Metrics	Relation to Our Strategy	Incentive Programs Represented In
Adjusted EBITDA Margin
The Compensation Committee believes that Adjusted EBITDA Margin (defined as net income before interest income, interest expense, intangible amortization, depreciation, acquisition and integration costs, acquired inventory step-up amortization, restructuring costs, goodwill impairment, impairment on long-lived assets, deal and transaction costs, and gain or loss on sale of businesses, but excluding acquisition operating income, with income tax expense added back as a percentage of revenue) is an important measure of our performance because it measures our profitability and financial performance. Adjusted EBITDA is also a key financial metric that we use internally to measure ongoing financial performance.
Entegris Incentive Plan
Revenue Growth in Excess of our Markets
The Compensation Committee believes that our organic revenue growth (defined as revenue growth excluding revenue from the first twelve months of our operation of acquired businesses, on a constant currency basis, over a market index based on wafer starts and semiconductor industry capital spending based on independent external third-party data) provides a valuable measure of our financial performance relative to our primary industry. Because this metric measures growth relative to the semiconductor industry, it only rewards growth above the industry and is agnostic to general industry-wide growth.
Entegris Incentive Plan
Free Cash Flow Margin
The Compensation Committee believes that Free Cash Flow Margin is an important measure to balance capital efficiency and growth and to enable debt repayment. Free Cash Flow Margin is defined as Free Cash Flow divided by U.S. GAAP Revenue, each as reported in the Company’s Form 10-K, with Free Cash Flow defined as U.S. GAAP Operating Cash Flow minus U.S. GAAP Capital Expenditures, plus cash received from government grants and incentives.
Entegris Incentive Plan
Customer Experience
The Compensation Committee believes that monitoring customer experience through various comprehensive measures is an effective measure of operational excellence and customer service levels. In 2025, Customer Experience was measured for our top eight customers using five equally weighted metrics: On-Time Shipping, Customer Scorecard, Customer Product Change Notifications, Customer Complaint Responsiveness, and Customer Complaint per 1,000 Shipments.
Entegris Incentive Plan
Relative TSR
The Compensation Committee believes that Company TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period provides an important comparison of how well we are driving stockholder value compared to companies facing similar industry conditions and against which we compete for business, investors and employees.
Long-term Incentive Compensation
Short-Term Incentive Compensation
Overview
Entegris has, for a number of years, maintained a short-term variable incentive compensation program, the EIP, which provides for a potential cash award based upon the achievement of annual financial criteria and operating performance objectives in accordance with a sliding scale established by the Compensation Committee, with a fractional award for performance above the threshold level, a full award for target performance, and a premium award of up to 200% of target for extraordinary performance. In addition to the financial criteria and operating performance objectives, awards under the EIP are conditioned on the Company achieving an operating profit.
The EIP is administered by, and all awards are made at the discretion of, the Compensation Committee. The target incentive compensation payments to our named executive officers, as a percentage of base salary, approximated the median of target incentive compensation payments of the market data, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.
Under this plan, with respect to 2025, an incentive pool is established based upon the level of the attainment of financial and operational objectives established by the Compensation Committee. For 2025, the Compensation Committee continued to place significant prominence on key strategic objectives to drive focus on key priorities, including increasing free cash flow to pay down debt that was incurred in connection with the acquisition of CMC Materials and improve our service levels with our customers.

2026 Proxy Statement	53

Compensation Discussion & Analysis
Target Bonus Opportunities
The Compensation Committee set the following target bonus opportunities for the NEOs in 2025:

Name	2025 Target Incentive (%)	2024 Target Incentive (%)
David Reeder(1)	120%	—
Bertrand Loy(2)	105%	140%
Linda LaGorga	70%	70%
Susan Rice	70%	70%
Joseph Colella	70%	60%
Daniel Woodland	70%	70%
(1)Mr. Reeder joined the Company as President and Chief Executive Officer on August 18, 2025.
(2)Values reflect Mr. Loy’s incentive opportunity at the end of fiscal year 2025. Mr. Loy’s actual 2025 incentive opportunity was reduced from 120% to 105% following his appointment to Executive Chair.
Entegris Incentive Plan Performance Metrics and Results
For each of the performance metrics under the Entegris Incentive Plan, the Compensation Committee sets a weighting and threshold, target and maximum goals, as shown below. The payout multiplier, which can range from 0% to 200%, is determined based upon the extent to which we attain these performance goals.

Performance Measure	Threshold (0% of Target)	Target	Maximum (200% of Target)	Weighting	Payout by Metric(1)
Adjusted EBITDA margin				50%	35.2%
Revenue growth in excess of our markets				25%	0.0%
Free cash flow margin				15%	15.6%
Customer experience				10%	18.2%
	Total Weighted Payout				69.0%
(1)Linear interpolation applies for performance between levels.

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Compensation Discussion & Analysis
After the incentive pool is established, the Compensation Committee has the discretion to approve payments above or below the formula-based payout based on other factors deemed relevant, up to a 200% maximum. The Compensation Committee has discretion to apply a modifier to adjust the EIP upward or downward for performance against our corporate social responsibility objectives. In 2025, no discretion was applied by the Compensation Committee.
Final Payouts Under the 2025 Entegris Incentive Plan

Name	EIP Target as a Percent of Salary	Target EIP Award	Actual EIP Award as Percent of Target	Actual EIP Award
David Reeder(1)	120%	$447,123	69.0%	$308,515
Bertrand Loy(2)	127%	$1,217,693	69.0%	$840,208
Linda LaGorga	70%	$413,000	69.0%	$284,970
Susan Rice	70%	$360,500	69.0%	$248,745
Joseph Colella	70%	$367,500	69.0%	$253,575
Daniel Woodland	70%	$395,500	69.0%	$272,895
(1)Mr. Reeder’s Target EIP Award and Actual EIP Award amounts were prorated based on his August 18, 2025 start date.
(2)Mr. Loy’s EIP Target as a Percent of Salary, Target EIP Award and Actual EIP Award amounts were prorated to reflect the portion of 2025 he served as President and Chief Executive Officer and the portion of 2025 he served as Executive Chair.
Long-Term Incentive Compensation
Equity Award Changes for 2026
Following a comprehensive design review of Entegris’ long-term incentive program and taking into account feedback received from our stockholders, the Compensation Committee has committed to several changes to our long-term incentive compensation structure, beginning with the 2026 annual equity award grants, to more closely align our executive compensation program to achievement of Company performance targets and key strategic objectives, consistent with market practice.

Equity Vehicle Mix	Increase weighting of PSUs and eliminate the use of stock options.
	CEO		Other NEOs
	PSU	RSU	PSU	RSU

Addition of PSU Metric	Add 3-year Free Cash Flow Margin as new metric, weighted at 50%, focusing leadership on the Company’s commitment to disciplined growth, capital efficiency and long-term financial health.
RSU Vesting Schedule	RSU awards will vest over the course of four years, with 25% vesting after the first year and 75% vesting in quarterly installments over the following three years.

2026 Proxy Statement	55

Compensation Discussion & Analysis
Target Equity Opportunities
During 2025, executives and certain key employees were eligible to receive equity awards under the Entegris, Inc. 2020 Stock Plan, which is administered by the Compensation Committee. RSU awards, stock option awards and PSU awards, as described below, were the three equity vehicles used by Entegris for Long-Term Incentive (“LTI”) awards to executive officers during 2025.

Name	2025 Target Value of LTI Awards ($)	2024 Target Value of LTI Awards ($)
David Reeder(1)	$11,100,000	N/A
Bertrand Loy	$11,650,000	$11,650,000
Linda LaGorga	$2,300,000	$2,000,000
Susan Rice	$1,650,000	$1,600,000
Joseph Colella	$1,600,000	$1,500,000
Daniel Woodland	$1,450,000	$1,400,000
(1)Mr. Reeder received an initial award upon appointment to President and Chief Executive Officer on August 18, 2025. Approximately $7,000,000 was attributable to sign-on equity that partially compensated Mr. Reeder for the substantial equity awards he forfeited from his prior employer and approximately $4,100,000 was attributable to his 2025 annual equity award, reflecting a prorated amount of a full-year annual equity award covering the portion of the fiscal year he was employed by the Company.
Forms of Equity Awarded in 2025
The Compensation Committee believes that long-term incentive awards to executive officers, including the named executive officers, should be majority performance-based. Accordingly, for 2025, the Compensation Committee approved equity awards for executive officers composed, as a percentage of the total annual grant value, of 40% RSUs, 30% stock options and 30% PSUs, which has been unchanged since 2015. The total annual grant value of long-term equity incentive awards granted to our named executive officers in 2025 approximated the market median, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure. A description of the terms of each type of equity award and the reasons why the Compensation Committee believes each is an appropriate long-term incentive equity vehicle follows.

56

Compensation Discussion & Analysis

Restricted Stock Units

Forty percent of the 2025 equity award to executive officers consisted of RSUs, with restrictions lapsing in four equal annual installments following the date of award. The award of RSUs is designed to enable the Company to retain executive officers and other key employees during turbulent economic times and in a competitive labor market.

Stock Options

Thirty percent of the 2025 equity awards to executive officers consisted of stock options that vest in four equal annual installments following the date of grant and have a seven-year term. The Compensation Committee believes that the award of stock options is an effective mechanism to align the interests of our executive officers with those of Entegris stockholders, which is expected to lead to an increase in the long-term value of Entegris’ common stock. This is because stock options only provide value to the recipient if the price of the Company’s common stock appreciates. All stock options granted in 2025 were granted with an exercise price equal to the fair market value on the Nasdaq Stock Market of Entegris common stock on the date of grant.
While the Compensation Committee has traditionally considered stock options to be performance-based awards, considering feedback from stockholders, the Compensation Committee decided to no longer grant stock options, beginning with the 2026 annual equity awards.

Performance Share Units

Thirty percent of the 2025 equity awards to executive officers consisted of PSUs, which provide the opportunity to earn shares of the Company’s common stock based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period following the start of the calendar year of the grant date of the award. At grant, each recipient received a target allocation of PSUs; the final number of shares which may be earned pursuant to such awards ranges from 0% to 200% of target. The number of shares actually earned at the end of the performance period is based on a pre-established payout curve, which provides for earnouts of 50%, 100% and 200% of target for performance at the 25th, 50th and 85th percentiles, respectively, with linear interpolation between such levels. No shares are earned for performance below the 25th percentile. If the Company’s absolute TSR following the three-year performance period is negative, then the maximum number of shares that may be earned is the target performance share allocation. The PSUs fully vest after the third anniversary of the grant date and are settled following the certification of the number of shares earned by the Compensation Committee. The Compensation Committee included PSUs as a component of the 2025 long-term incentive award for executive officers because the Compensation Committee believes that relative TSR is an important metric for our stockholders’ evaluation of the Company’s performance against the performance of other companies. The PSUs thus create an additional alignment with stockholder interests through an objective performance metric. In addition, based on the Compensation Committee’s review of peer company market data, it believes that TSR-based PSUs frequently represent a significant portion of equity incentives used by companies that compete with us in attracting, hiring, motivating and retaining executives.

2026 Proxy Statement	57

Compensation Discussion & Analysis
PERFORMANCE SHARE VESTING MATRIX

●	Maximum if TSR is negative
Payout For Performance Shares Awarded In 2023

In January 2026, with respect to the PSUs awarded in 2023, which had terms generally similar to those of the 2025 awards described above, the Compensation Committee certified that Entegris’ TSR during the period was approximately 44%, representing the 45th percentile versus companies in the Philadelphia Semiconductor Index, resulting in the vesting of shares at 90% of target.

TIMELINE OF PSUS

	2023	2024	2025	2026	2027
2023 PSU	Year 1	Year 2	Year 3
3-year relative TSR
2024 PSU		Year 1	Year 2	Year 3
3-year relative TSR
2025 PSU			Year 1	Year 2	Year 3
3-year relative TSR
How We Make Executive Compensation Decisions
Factors Considered by the Compensation Committee
The use of the compensation elements described above enables us to reinforce our pay-for-performance philosophy and to strengthen our ability to attract and retain high-quality executives. The Compensation Committee believes that this combination of compensation elements provides an appropriate mix of fixed and variable pay and achieves an appropriate balance between short-term financial and operational performance and long-term stockholder value creation. The Compensation Committee determines the amount of compensation under each component of executive compensation granted to the executive officers to emphasize performance-based compensation tied to financial metrics approved by the Compensation Committee and to achieve the appropriate balance between cash compensation and equity compensation, as well as to reflect the level of responsibility of the executive officer. There is no pre-established policy or target for the allocation between either cash and non-cash or short- and long-term incentive compensation. With respect to fiscal year 2025, the total compensation paid or awarded to the named executive officers included both short-term cash and equity-based long-term incentive compensation.
When making compensation decisions, the Compensation Committee also looks at the target total direct compensation of our Chief Executive Officer and the other named executive officers relative to that provided to similarly situated executives based on a competitive market analysis provided by FW Cook. The Compensation Committee believes, however, that a benchmark should be a point of reference for measurement, but not the determinative factor for our executives’ target compensation. The purpose of the comparison is merely to supplement and not to supplant the analyses of internal pay equity, wealth accumulation potential and the individual performance of the executive officers that the Compensation Committee considers when making compensation decisions. Because the comparative compensation information is just one of the several analytical tools that are used in setting executive compensation, the Compensation Committee has discretion in determining whether to use this information and/or the nature and extent of its use.

58

Compensation Discussion & Analysis
Role of the Compensation Consultant
For 2025, the Compensation Committee, which is composed solely of independent non-employee directors, as described under “Corporate Governance” above, retained the services of the independent compensation advisory firm FW Cook to assist with the review and evaluation of the Company’s compensation policies and to suggest new or alternative compensation arrangements where appropriate. The use of an independent consultant provides additional assurance that our programs are reasonable and consistent with the Company’s objectives. The Compensation Committee selected FW Cook based on its national reputation as an expert in compensation practices, its industry knowledge, and its familiarity with the Company and its past compensation practices. FW Cook reports to and takes direction from the Compensation Committee. The assignment of projects by management to FW Cook requires the prior approval of the Compensation Committee. During 2025, FW Cook performed services solely for the Compensation Committee under its direction.
In addition, in establishing its executive compensation policies for a given year, the Compensation Committee considers the results of the most recent stockholder advisory vote on executive compensation and determines whether any changes are appropriate.
Peer Group Benchmarking
The Compensation Committee evaluates our executive compensation programs against a group of publicly traded companies that comprise our executive compensation benchmarking peer group. Data from a broader range of companies is also used for insight into general compensation trends and to supplement the compensation peer group when necessary. For each of our NEOs, the Compensation Committee evaluated each element of target total direct compensation (the sum of base salary, target annual incentive and target long-term incentives) and set target total direct compensation for the NEOs at the market median, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.
2025 Peer Group
In mid-2024, the Compensation Committee, working with FW Cook, reviewed the peer group to ensure that size measures continue to be appropriately aligned with Entegris. Following the review, no changes were made to the compensation peer group for 2025. The 18-company peer group shown below was approved by the Compensation Committee to inform its decisions with respect to target total direct compensation levels for 2025:

Albemarle Corporation AMETEK, Inc. Celanese Corporation Coherent Corp. Graco Inc. Keysight Technologies, Inc.	KLA Corporation Marvell Technology, Inc. MKS Instruments, Inc. Monolithic Power Systems, Inc. Nordson Corporation Qorvo, Inc.	Skyworks Solutions, Inc. SolarEdge Technologies, Inc. Teledyne Technologies Incorporated Teradyne, Inc. Trimble Inc. Zebra Technologies Corporation

This group was selected from companies operating in similar or related industries with median revenues, EBITDA and market capitalizations approximating those of the Company. The graphic below illustrates the Company’s position relative to its peer group with respect to these metrics at the time the peer group was selected in mid-2024. The Compensation Committee selected peer companies in the same or related industries on the basis of these metrics because it believes that they are commonly used to compare the relative size of companies.

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Compensation Discussion & Analysis
Information concerning the compensation practices of these companies was drawn from their proxy statements or other public filings. The Compensation Committee annually reviews the peer group with the assistance of FW Cook to ensure that it remains appropriate.
POSITIONING OF ENTEGRIS RELATIVE TO 2025 PEER GROUP
(1)Reflects estimated revenue and EBITDA based on analyst consensus per S&P Capital IQ as of May 31, 2024 when the peer 2025 group was approved.
(2)As of May 31, 2024, as considered by the Compensation Committee when the 2025 peer group was approved.
Based upon the Compensation Committee’s review of the compensation arrangements discussed below, the compensation levels of the above peer companies, general market pay practices for executives and its assessments of individual and corporate performance, the Compensation Committee believes that the Company’s executive compensation policies for 2025 were appropriate. While executive officers, principally the Senior Vice President, Global Human Resources & Corporate Communications, worked closely with the Compensation Committee and with FW Cook to design Entegris’ compensation programs for 2025, the Compensation Committee ultimately decides which policies to adopt and directs and approves the design of all compensation programs as well as the specific compensation paid to each of the named executive officers (other than for the Chief Executive Officer). Discussions concerning Chief Executive Officer compensation are conducted between FW Cook and the Compensation Committee without executive officer involvement.
2026 Peer Group
During the Compensation Committee’s standing review of the peer group in mid-2025, the Committee reviewed and revised the peer group to align the peer median market capitalization more closely with that of Entegris and to ensure the peer group size measures continued to be appropriately aligned with Entegris. As a result, the following changes were made:
•Companies Removed: KLA Corporation and SolarEdge Technologies, Inc.
•Companies Added: Avantor, Inc., Donaldson Company, Inc., Element Solutions Inc., and Sensata Technologies Holding plc
The revised 20-company peer group was subsequently used to evaluate and make decisions regarding Mr. Reeder’s compensation when he was appointed President and Chief Executive Officer in August 2025:

Albemarle Corporation AMETEK, Inc. Avantor, Inc. Celanese Corporation Coherent Corp. Donaldson Company, Inc. Element Solutions Inc.	Graco Inc. Keysight Technologies, Inc. Marvell Technology, Inc. MKS Instruments, Inc. Monolithic Power Systems, Inc. Nordson Corporation Qorvo, Inc.	Sensata Technologies Holding plc Skyworks Solutions, Inc. Teledyne Technologies Incorporated Teradyne, Inc. Trimble Inc. Zebra Technologies Corporation

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Compensation Discussion & Analysis
POSITIONING OF ENTEGRIS RELATIVE TO 2026 PEER GROUP

(1)Reflects estimated revenue and EBITDA based on analyst consensus per S&P Capital IQ as of June 30, 2025 when the 2026 peer group was approved.
(2)As of June 30, 2025, as considered by the Compensation Committee when the 2026 peer group was approved.
Other Compensation
Benefits
We provide benefit programs to executive officers and to other employees. The following table generally identifies such benefit plans and identifies those U.S. employees who may be eligible to participate:

Benefit Plan	Executive Officers	Certain Managers	All Other Full Time Employees
401(k) Plan
Medical/Dental Plans
Life and Disability Insurance
Employee Stock Purchase Plan (ESPP)
Supplemental Executive Retirement Plan (SERP)			Not Offered
Change of Control Agreements		Not Offered	Not Offered
Personal Benefits
The Company does not offer the named executive officers perquisites other than relocation expenses and allowances made available to certain new hires or in accordance with the Company’s mobility policies.

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Compensation Discussion & Analysis
Retirement Plans
During 2025, Entegris offered retirement benefits to its U.S. employees through the tax-qualified Entegris, Inc. 401(k) Savings and Profit Sharing Plan, as amended (the “401(k) Plan”), which generally provides for an employer match for employee contributions. Executive officers participated in the 401(k) Plan on the same terms as those available for other eligible employees in the U.S. The 401(k) Plan provides a long-term savings vehicle that allows for pre-tax and/or post-tax Roth contributions by employees and tax-deferred earnings. During 2025, the Company made matching contributions to the 401(k) Plan equal to 100% of such employee contributions on the first 6% of eligible compensation, not to exceed the annual Internal Revenue Service (“IRS”) limit.
In connection with the 401(k) Plan, we also maintain the Entegris, Inc. Supplemental Executive Retirement Plan (“SERP”), a non-qualified retirement plan. Under the SERP, certain senior executives, including the named executive officers, are allowed certain salary and cash bonus deferral benefits that would otherwise be lost by reason of restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), limiting the amount of compensation which may be deferred under tax-qualified plans.
Compensation that may be deferred into the SERP includes employee and employer contributions that are in excess of the maximum contributions allowed under the terms of the 401(k) Plan. Participant accounts are credited with an investment return equivalent to that provided by the investment vehicles elected by the participant, which may be allocated among the same investment funds as are offered with respect to the 401(k) Plan accounts.
In 2023, Entegris amended the SERP for years beginning on or after January 1, 2024, to provide for an employer contribution of a fixed percentage of the employee’s eligible compensation over IRS limits only if the employee maximizes his or her permissible contributions to the 401(k) Plan for the year. Payment of employer contributions and any investment earnings on them will be subject to the employee’s compliance with restrictive covenants and the execution of a waiver and release at the time of termination. Participating employees will be allowed to receive payment of SERP benefits in a lump sum or two to ten annual installments, and participating employees will be allowed to elect in-service distributions of their employee contributions (but not employer contribution).
The individual participant balances in the 401(k) Plan and the SERP reflect a combination of: (i) the annual amount contributed by the Company or by the employee to the 401(k) Plan and the SERP; (ii) the amounts being invested at the direction of the employee (the same investment choices are available to all participants); and (iii) the continuing reinvestment of the investment returns until the accounts are paid out. This means that similarly situated employees, including the named executive officers, may have materially different account balances because of a combination of these factors. See the “Non-Qualified Deferred Compensation Table” below for more information on account balances and earnings under the SERP for the named executive officers.
Compensation Governance Practices
Risk Assessment with Respect to Compensation Policies and Practices
In December 2025, the Compensation Committee reviewed the various design elements of our compensation program to determine whether it encourages excessive or inappropriate risk-taking. The scope of this review included all aspects of executive compensation and consideration of the items of our compensation policies and practices that affect all employees. In general, the process used by the Compensation Committee to complete its risk evaluation was as follows:
•The Compensation Committee identified the compensation-related risks that the Company may face;
•The Compensation Committee identified the material design elements of our compensation policies and practices with respect to all employees; and
•The Compensation Committee then evaluated whether there is a relationship between any of those design elements and any of our most significant risks. More specifically, the Compensation Committee evaluated whether any of the design elements of our compensation policies and practices encourages our employees to take excessive or inappropriate risks that are reasonably likely to have a material adverse impact on the Company.
After completing its evaluation, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. More specifically, the Compensation Committee concluded that our compensation program is designed to encourage employees to take actions and pursue strategies that support our best interests and the best interests of our stockholders, without promoting excessive or inappropriate risk.
The design elements of our executive compensation program (which are described in detail elsewhere in this “Compensation Discussion and Analysis” section) do not include unusual or problematic compensatory schemes that have been linked to

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Compensation Discussion & Analysis
excessive risk-taking. Furthermore, the design elements of our compensation program that directly tie compensatory rewards to our performance include various counterbalances designed to offset potentially excessive or inappropriate risk-taking. For example, there is a balance between the fixed and performance-based components of the program.
Similarly, with respect to the performance-based components, there is a balance between annual and longer-term incentives. Thus, the overall program is not too heavily weighted towards incentive compensation, in general, or short-term incentive compensation, in particular. The financial incentives are not based solely upon revenue. Rather, they are tied to performance metrics such as Adjusted EBITDA (net income before interest income, interest expense, intangible amortization, depreciation, acquisition and integration costs, acquired inventory step-up amortization, restructuring costs, goodwill impairment, impairment on long-lived assets, deal and transaction costs, and gain or loss on sale of businesses, but excluding acquisition operating income, with income tax expense added back) as a percentage of revenue and quantitatively measured strategic objectives, which more closely align the interests of management with the interests of our stockholders.
The performance metrics for incentive payments are established annually and reflect goals that are a stretch, but not so high that they require performance outside of what the Compensation Committee believes is reasonable or could motivate management to take actions that could subject us to unreasonable levels of risk. In addition, there are caps on how much performance-based compensation may be earned in a particular performance period, and the Board has adopted a policy for clawback of performance-based compensation that was paid out in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. Furthermore, the Company maintains stock ownership guidelines for its executive officers, including the named executive officers, in order to promote a close alignment of the interests of those executive officers with those of Entegris stockholders. The Compensation Committee also maintains an ongoing dialogue with our management team to track progress on performance-based goals in order to foresee and avoid any excessive or inappropriate risk-taking that may otherwise be driven by a desire to maximize performance-based compensation.
Equity Award Grant Practices
The Compensation Committee does not take material non-public information into account when determining the timing or terms of equity award grants, and the Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal year 2025, the Company did not grant stock options to any NEO in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that discloses material non-public information, and ending one business day after the filing or furnishing of any such report.
Stock Ownership Guidelines for Executive Officers
The Company maintains stock ownership guidelines for its executive officers, including the named executive officers, in order to ensure the continuation of the close alignment of the interests of those executive officers who are elected by the Board with those of Entegris stockholders. This alignment is a critical objective of the long-term incentive compensation discussed above. The guidelines provide that the Company’s executive officers attain and maintain beneficial ownership of Entegris stock at the levels indicated in the below table. Until such levels are met, executive officers are required to hold 50% of the “net shares” (defined as the number of shares actually held by the executive officer after covering withholding tax requirements and/or stock option exercise costs with a portion of the shares resulting from such exercise or vesting event) resulting from stock option exercises and/or vesting of other stock-based awards. Determination of compliance with these guidelines is made as of January 15th of each year. For purposes of the stock ownership guidelines, beneficial ownership of Entegris stock includes direct holdings, holdings by immediate family members, shares held in 401(k) and employee stock ownership plans, unvested shares of restricted stock and RSUs. For purposes of complying with these guidelines, shares of the Company’s common stock that executive officers have the right to acquire through the exercise of stock options (whether or not vested) and unearned PSUs are not included as shares owned by such executive officer.

Position	Minimum Ownership Level
Chief Executive Officer	6 times Base Salary
Executive Chair	6 times Base Salary
Executive Vice Presidents	4 times Base Salary
Chief Financial Officer	3 times Base Salary
Senior Vice Presidents	2 times Base Salary
Other Executive Officers	1 times Base Salary

As of January 15, 2026, all NEOs are in compliance with the stock ownership guidelines, either by holding the required multiple of base salary or by complying with the 50% “net shares” holding requirement.

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Compensation Discussion & Analysis
In addition, the Board maintains stock ownership guidelines for directors. For more information, please see the “Corporate Governance — Compensation of Directors — Stock Ownership Guidelines for Directors” section of this Proxy Statement.
Anti-Hedging and Pledging Policy
During 2014, the Board adopted a policy against hedging, pledging and speculative transactions in the Company’s stock. This policy covers directors, executive officers, employees and consultants and prohibits directly or indirectly engaging in any hedging or monetization transactions with respect to the Company’s securities; pledging, hypothecating, or otherwise encumbering shares of the Company’s common stock or other equity securities as collateral for indebtedness; or engaging in short-term or speculative transactions in the Company’s securities, including short-term trading where the Company’s securities are sold within six months following the purchase (or vice versa) and short sales of the Company’s securities (i.e., the sale of a security that the seller does not own).
Clawback Policy
Effective as of October 2, 2023, the Board adopted a revised incentive compensation clawback policy aligned with updated Nasdaq listing rules implementing Exchange Act Rule 10D-1. The Clawback Policy requires the Company to recoup or “claw back” certain annual cash and long-term equity incentive compensation from covered executive officers in specified situations. The Company must recoup paid incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, subject to certain exceptions. The Compensation Committee will, subject to certain exceptions, seek to recoup the difference between the incentive compensation paid and the lower amount that would have been paid based upon accurate information or restated financial results. In addition, the Company now includes a specific reference to this clawback right in its equity award agreements, including for both time-based and performance-based equity awards. Our Clawback Policy can be found attached as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Insider Trading Policy
Under our Insider Trading Policy, each employee, officer, and director of the Company is prohibited from buying or selling our securities when he or she is aware of material non-public information about the Company, or information about other public companies which he or she learns as our employee or director. These individuals are also prohibited from providing such information to others. In addition, our Insider Trading Policy prohibits employees, officers, and directors from (i) pledging and hedging Entegris securities, (ii) engaging in short sales of Entegris securities and (iii) buying or selling any derivative securities related to Entegris securities, whether or not such individual is in possession of material non-public information. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and any applicable listing standards. Our Insider Trading Policy can be found attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Management Development & Compensation Committee Report
The Management Development & Compensation Committee of the Company has reviewed and discussed the Compensation Discussion & Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Management Development & Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement.
The information in this report of the Management Development & Compensation Committee shall not be deemed to be “soliciting material” “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act and is not incorporated by reference into any filings of the Company with the SEC, irrespective of any general incorporation language contained in any such filing.
Yvette Kanouff, Chair
James F. Gentilcore
James P. Lederer
Mary Puma

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Compensation Discussion & Analysis
Management Development & Compensation Committee Interlocks and Insider Participation
The current members of the Management Development & Compensation Committee of the Board are Yvette Kanouff, Chair, James F. Gentilcore, James P. Lederer and Mary Puma. No member of the Management Development & Compensation Committee was at any time during fiscal year 2025 an officer or employee of either the Company or of any subsidiary thereof, or was at any time formerly an officer of the Company, nor has any member of such committee had any relationship with Entegris requiring disclosure under Item 404 of Regulation S-K.
During fiscal year 2025, no executive officer of the Company served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Management Development & Compensation Committee of the Company.

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Compensation Discussion & Analysis
Executive Compensation Tables
2025 Summary Compensation Table
The following table summarizes the reportable compensation of the named executive officers for the fiscal years ended December 31, 2025, 2024 and 2023, in accordance with Item 402(c) of Regulation S-K.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(5) ($)	Option Awards(6) ($)	Non-Equity Incentive Plan Compensation(7) ($)	All Other Compensation(8) ($)	Total ($)
David Reeder(1) President and Chief Executive Officer	2025	432,404	205,000	(2)	7,232,007	3,329,868	308,515	94	11,507,888
Bertrand Loy Executive Chair and Former President and Chief Executive Officer	2025	950,349	—		8,901,384	3,494,913	840,208	137,827	14,324,681
	2024	1,021,923	—		10,816,303	4,080,607	1,317,988	131,902	17,368,723
	2023	1,000,000	—		8,027,272	3,105,097	1,149,200	124,121	13,405,690
Linda LaGorga(3) Senior Vice President and Chief Financial Officer	2025	584,615	—		1,757,224	689,943	284,970	57,240	3,373,992
	2024	564,615	—		1,856,318	700,418	364,686	54,005	3,540,042
	2023	317,308	—		2,483,722	899,942	215,393	231,081	4,147,446
Susan Rice Senior Vice President, Global Human Resources and Corporate Communications	2025	510,962	—		1,260,618	494,859	248,745	51,648	2,566,832
	2024	493,269	—		1,484,904	560,433	319,900	46,320	2,904,826
	2023	468,750	—		1,163,190	450,203	293,930	48,617	2,424,690
Joseph Colella Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2025	520,962	—		1,222,417	479,986	253,575	51,118	2,528,058
	2024	504,615	—		1,392,050	525,251	326,298	46,063	2,794,277
	2023	471,250	—		1,124,379	435,169	259,896	38,232	2,328,926
Daniel Woodland Senior Vice President and President, Materials Solutions	2025	560,962	—		1,107,816	434,933	272,895	59,581	2,436,187
	2024	544,615	—		1,299,197	490,317	427,350	54,336	2,815,815
	2023	530,000	500,000	(4)	930,423	360,270	332,787	51,170	2,704,650
(1)Mr. Reeder joined the Company as President and Chief Executive Officer on August 18, 2025. Compensation reported above includes amounts earned for service as a member of the Board of Directors prior to his appointment as CEO. These amounts reflect standard non-employee director compensation, including cash retainers and equity grants granted to all non-employee directors for their Board service. Following his appointment as CEO on August 18, 2025, he forfeited his stock awards granted in 2025 for his service as a non-employee director and ceased receiving cash compensation in consideration of his service as a director.
(2)Represents the first portion of Mr. Reeder’s cash sign-on award, which was granted in recognition of certain benefits Mr. Reeder forfeited from his prior employer by accepting the Company’s offer of employment. The remaining 50% will be paid on April 1, 2026, subject to his continued employment or service with the Company on the payment date.
(3)Ms. LaGorga joined the Company on May 15, 2023. On January 19, 2026, the Company and Ms. LaGorga entered into a Separation Agreement, pursuant to which Ms. LaGorga transitioned to the role of Senior Advisor effective February 28, 2026 and will depart the Company on May 15, 2026. Ms. LaGorga remained an executive officer throughout fiscal year 2025 and the compensation reported above reflects compensation earned during fiscal year 2025 only.
(4)Represents the second portion of a retention bonus paid to Mr. Woodland. This bonus was paid pursuant the cash retention program established by CMC Materials in connection with Entegris’ acquisition of CMC Materials. The terms of this retention award provided that 50% of the award would vest on the closing date of that acquisition and the remaining 50% would vest on the six-month anniversary of the closing date, subject to Mr. Woodland’s continued employment in good standing through each such date.
(5)Amounts reflect: (i) the grant date fair value for awards of RSUs made pursuant to the Company’s long-term incentive program in 2025, 2024 and 2023, determined in accordance with FASB ASC Topic 718 (for a discussion of the assumptions underlying these valuations, please see Note 17 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which accompanies this Proxy Statement); and (ii) the grant date fair value for PSUs awarded in 2025, 2024 and 2023, determined in accordance with FASB ASC Topic 718. Assuming the highest level of performance is achieved under the PSUs granted in 2025, the maximum grant date values of the PSUs, based on the closing price on the Nasdaq Stock Market of the Company’s common stock on the last trading day of 2025 ($84.25) at the maximum calculated payout, is: (a) in the case of
Mr. Reeder - $7,156,027; (b) in the case of Mr. Loy – $6,831,833; (c) in the case of Ms. LaGorga – $1,348,674; (d) in the case of
Ms. Rice – $967,527; (e) in the case of Mr. Colella – $938,208; and (f) in the case of Mr. Woodland – $850,251. For additional information with respect to awards made in fiscal year 2025, see the 2025 Grants of Plan-Based Awards and Outstanding Equity Awards at 2025 Fiscal Year End tables herein.
(6)Amounts consist of the grant date fair value, computed in accordance with FASB ASC Topic 718, with respect to stock option awards granted in 2025, 2024 and 2023. For a discussion of the assumptions underlying these valuations, please see Note 17 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which accompanies this Proxy Statement.

66

Compensation Discussion & Analysis
(7)Reflects the amounts payable under the Entegris Incentive Plan with respect to the Company’s performance during the indicated fiscal year and were paid in the succeeding year.
(8)For 2025, amounts in this column consist of the following items, as discussed in the table below:

Name	401(k) Contributions(a)	SERP Contributions(b)	Life Insurance(c)	Individual Disability Insurance(d)
David Reeder	—	—	94	—
Bertrand Loy	21,000	115,102	282	1,443
Linda LaGorga	21,000	35,958	282	—
Susan Rice	21,000	28,852	183	1,613
Joseph Colella	21,000	29,836	282	—
Daniel Woodland	21,000	38,299	282	—
(a)Represents employer matching contributions under the Entegris, Inc. 401(k) Savings and Profit Sharing Plan (2017 Restatement).
(b)Represents employer supplemental contributions to the Entegris, Inc. Supplemental Executive Retirement Plan.
(c)Represents the dollar value of group term life insurance premiums paid by the Company.
(d)Represents the dollar value of executive short-term disability premiums paid by the Company.
2025 Grants of Plan-Based Awards
During the fiscal year ended December 31, 2025, the following plan-based awards were granted to the named executive officers:

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(3)	All Other Option Awards: Number Of Securities Underlying Options (#)(4)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Reeder	Entegris	—	—	—	447,123	894,246	—	—	—	—	—	—	—
	Incentive Plan
	Restricted Stock Units	4/23/2025	4/23/2025	—	—	—	—	—	—	2,897	—	—	210,004
	Restricted	8/18/2025	5/11/2025	—	—	—	—	—	—	56,624	—	—	4,439,888
	Stock Units
	Performance	8/18/2025	5/11/2025	—	—	—	21,235	42,469	84,938	—	—	—	2,582,115
	Share Units
	Stock Options	8/18/2025	5/11/2025	—	—	—	—	—	—	—	95,576	78.41	3,329,868
Bertrand Loy	Entegris	—	—	—	1,217,693	2,435,386	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2025	2/3/2025	—	—	—	—	—	—	54,060	—	—	4,659,972
	Stock Units
	Performance	4/1/2025	2/3/2025	—	—	—	20,273	40,545	81,090	—	—	—	4,241,412
	Share Units
	Stock Options	4/1/2025	2/3/2025	—	—	—	—	—	—	—	96,812	86.20	3,494,913
Linda LaGorga	Entegris	—	—	—	413,000	826,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2025	2/3/2025	—	—	—	—	—	—	10,672	—	—	919,926
	Stock Units
	Performance	4/1/2025	2/3/2025	—	—	—	4,002	8,004	16,008	—	—	—	837,298
	Share Units
	Stock Options	4/1/2025	2/3/2025	—	—	—	—	—	—	—	19,112	86.20	689,943
Susan Rice	Entegris	—	—	—	360,500	721,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2025	2/3/2025	—	—	—	—	—	—	7,656	—	—	659,947
	Stock Units
	Performance	4/1/2025	2/3/2025	—	—	—	2,871	5,742	11,484	—	—	—	600,671
	Share Units
	Stock Options	4/1/2025	2/3/2025	—	—	—	—	—	—	—	13,708	86.20	494,859

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Compensation Discussion & Analysis

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(3)	All Other Option Awards: Number Of Securities Underlying Options (#)(4)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(3)	All Other Option Awards: Number Of Securities Underlying Options (#)(4)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)
Joseph Colella	Entegris	—	—	—	367,500	735,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2025	2/3/2025	—	—	—	—	—	—	7,424	—	—	639,949
	Stock Units
	Performance	4/1/2025	2/3/2025	—	—	—	2,784	5,568	11,136	—	—	—	582,468
	Share Units
	Stock Options	4/1/2025	2/3/2025	—	—	—	—	—	—	—	13,296	86.20	479,986
Daniel Woodland	Entegris	—	—	—	395,500	791,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2025	2/3/2025	—	—	—	—	—	—	6,728	—	—	579,954
	Stock Units
	Performance	4/1/2025	2/3/2025	—	—	—	2,523	5,046	10,092	—	—	—	527,862
	Share Units
	Stock Options	4/1/2025	2/3/2025	—	—	—	—	—	—	—	12,048	86.20	434,933
(1)Awards under the Entegris Incentive Plan. See “Compensation Discussion & Analysis – Short-Term Incentive Compensation” above.
(2)These stock awards are PSUs that provide the opportunity to earn shares of the Company’s common stock based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over the three-year period following the start of the calendar year of the grant date of the award. See “– Compensation Discussion & Analysis – Long-Term Incentive Compensation” above. The indicated grant date fair value of these stock awards at target is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. PSUs include dividend equivalent rights under which amounts equivalent to any ordinary cash dividends declared by the Company during the vesting period will accrue and will become payable under the same vesting conditions and settlement terms as the underlying shares.
(3)These stock awards are grants of RSUs. RSUs granted to Mr. Reeder on April 23, 2025 as part of his service as an independent member of our Board of Directors were subsequently forfeited on August 18, 2025, when he was appointed CEO. The RSUs granted on April 1, 2025 vest ratably over four years on April 5th of 2026, 2027, 2028 and 2029, subject to continued employment or service. The RSUs granted on August 18, 2025, vest ratably over four years on August 18th of 2026, 2027, 2028 and 2029, subject to continued employment or service. The indicated grant date fair value of these stock awards is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. RSUs include dividend equivalent rights under which amounts equivalent to any ordinary cash dividends declared by the Company during the vesting period will accrue and will become payable under the same vesting conditions and settlement terms as the underlying shares.
(4)The indicated awards are stock option grants with an exercise price equal to the closing price on the Nasdaq Stock Market of the Company’s stock on the indicated date of grant. The stock option awards granted on April 1, 2025, vest ratably over four years on April 5th of 2026, 2027, 2028 and 2029, subject to continued employment or service. The stock option awards granted on August 18, 2025, vest ratably over four years on August 18th of 2026, 2027, 2028 and 2029, subject to continued employment or service. The indicated grant date fair value of these stock awards is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures.

68

Compensation Discussion & Analysis
Outstanding Equity Awards at 2025 Fiscal Year End
The following table lists the number of securities underlying stock option, RSU and PSU awards outstanding as of December 31, 2025; there were no other awards designated in units or other rights outstanding as of the end of the fiscal year:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
David Reeder	0	95,576	—	78.41	8/18/2032	—	—	—	—
	—	—	—	—	—	—	—	42,469	3,582,260
	—	—	—	—	—	56,624	4,776,234	—	—
Bertrand Loy	65,250	0	—	55.72	2/19/2027	—	—	—	—
	71,372	0	—	98.11	2/19/2028	—	—	—	—
	45,294	15,098	—	128.44	2/19/2029	—	—	—	—
	45,852	45,852	—	80.71	2/19/2030	—	—	—	—
	16,470	49,410	—	140.62	4/1/2031	—	—	—	—
	0	96,812	—	86.20	4/1/2032	—	—	—	—
	—	—	—	—	—	—	—	38,471	3,287,347
	—	—	—	—	—	—	—	28,656	2,434,327
	—	—	—	—	—	—	—	40,545	3,428,080
	—	—	—	—	—	6,812	584,810	—	—
	—	—	—	—	—	25,646	2,191,451	—	—
	—	—	—	—	—	28,656	2,434,327	—	—
	—	—	—	—	—	54,060	4,570,773	—	—
Linda LaGorga	11,438	11,438	—	91.63	5/15/2030	—	—	—	—
	2,827	8,481	—	140.62	4/1/2031	—	—	—	—
	0	19,112	—	86.20	4/1/2032	—	—	—	—
	—	—	—	—	—	—	—	9,822	837,326
	—	—	—	—	—	—	—	4,919	417,869
	—	—	—	—	—	—	—	8,004	676,738
	—	—	—	—	—	6,548	558,217	—	—
	—	—	—	—	—	4,917	417,699	—	—
	—	—	—	—	—	10,672	902,318	—	—

2026 Proxy Statement	69

Compensation Discussion & Analysis

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
Susan Rice	12,960	0	—	55.72	2/19/2027	—	—	—	—
	7,832	0	—	98.11	2/19/2028	—	—	—	—
	5,697	1,899	—	128.44	2/19/2029	—	—	—	—
	6,648	6,648	—	80.71	2/19/2030	—	—	—	—
	2,262	6,786	—	140.62	4/1/2031	—	—	—	—
	0	13,708	—	86.20	4/1/2032	—	—	—	—
	—	—	—	—	—	—	—	5,575	476,384
	—	—	—	—	—	—	—	3,935	334,278
	—	—	—	—	—	—	—	5,742	485,486
	—	—	—	—	—	856	73,488	—	—
	—	—	—	—	—	3,716	317,532	—	—
	—	—	—	—	—	3,933	334,108	—	—
	—	—	—	—	—	7,656	647,315	—	—
Joseph Colella	7,832	0	—	98.11	2/19/2028	—	—	—	—
	6,213	2,071	—	128.44	2/19/2029	—	—	—	—
	6,426	6,426		80.71	2/19/2030	—	—	—	—
	2,120	6,360	—	140.62	4/1/2031	—	—	—	—
	0	13,296	—	86.20	4/1/2032	—	—	—	—
	—	—	—	—	—	—	—	5,389	460,490
	—	—	—	—	—	—	—	3,689	313,381
	—	—	—	—	—	—	—	5,568	470,774
	—	—	—	—	—	934	80,184	—	—
	—	—	—	—	—	3,592	306,936	—	—
	—	—	—	—	—	3,687	313,211	—	—
	—	—	—	—	—	7,424	627,699	—	—

70

Compensation Discussion & Analysis

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
Daniel Woodland	5,151	0	—	55.88	12/6/2028	—	—	—	—
	12,656	0	—	70.03	12/5/2029	—	—	—	—
	12,667	0	—	79.97	12/3/2030	—	—	—	—
	10,564	0	—	77.55	12/6/2031	—	—	—	—
	5,320	5,320	—	80.71	2/19/2030	—	—	—	—
	1,979	5,937	—	140.62	4/1/2031	—	—	—	—
	0	12,048	—	86.20	4/1/2032	—	—	—	—
	—	—	—	—	—	—	—	4,460	381,107
	—	—	—	—	—	—	—	3,443	292,483
	—	—	—	—	—	—	—	5,046	426,639
	—	—	—	—	—	6,506	557,239	—	—
	—	—	—	—	—	2,972	253,957	—	—
	—	—	—	—	—	3,441	292,313	—	—
	—	—	—	—	—	6,728	568,852	—	—

(1)Reflects stock options granted in 2022, 2023, 2024 and 2025. These options will be eligible to vest and become exercisable in equal annual installments over four years following the grant date.
(2)Reflects RSUs granted in 2022, 2023, 2024 and 2025. The RSU awards will be eligible to vest in equal annual installments over four years following the grant date.
(3)The market value is calculated using the closing price on the Nasdaq Stock Market of the Company’s common stock on the last trading day of 2025 ($84.25). The indicated value includes any dividend accrued through December 31, 2025 with respect to the unvested shares and includes aggregate dividend equivalents payable in cash upon vesting of the underlying awards for PSUs and RSUs in the amount of: (a) in the case of Mr. Reeder - $9,909; (b) in the case of Mr. Loy – $156,340; (c) in the case of Ms. LaGorga – $28,858; (d) in the case of Ms. Rice – $22,046; (e) in the case of Mr. Colella – $21,332; and (f) in the case of Mr. Woodland – $26,378.
(4)The PSUs provide the opportunity to earn shares of the Company’s common stock on a scale of from 0% to 200% of the number of units originally granted, plus any accrued dividends, based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year performance period and are fully vested three years following the grant date. The shares indicated are based on the Company achieving target performance goals. See “– Compensation Discussion & Analysis – Long-Term Incentive Compensation” above.

2026 Proxy Statement	71

Compensation Discussion & Analysis
2025 Option Exercises and Stock Vested
The following table provides information regarding stock options exercised by, and the number of shares of stock vested with respect to, the named executive officers during the fiscal year ended December 31, 2025:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting(3) (#)	Value Realized on Vesting(4) ($)
David Reeder(1)	—	—	1,643	119,758
Bertrand Loy	57,570	2,507,214	49,298	4,968,923
Linda LaGorga	—	—	4,913	367,556
Susan Rice	8,858	411,986	6,433	645,486
Joseph Colella	—	—	6,511	657,603
Daniel Woodland	—	—	9,139	747,472
(1)Reflects the award granted to Mr. Reeder on April 24, 2024, in connection with his service on the Board of Directors, which vested on April 23, 2025.
(2)Value realized upon exercise of option awards is based on the difference between the exercise price and the closing price on the Nasdaq Stock Market of the Company’s stock on the date of exercise (or sale price if the shares were sold on the date of exercise).
(3)Represents RSUs and PSUs that vested during the fiscal year.
(4)Value realized on vesting of stock awards is based on the closing value of the Company’s common stock on the date of vesting plus the dollar value of dividend equivalents payable upon vesting of the underlying award.
Nonqualified Deferred Compensation
Pursuant to the SERP, certain executives, including the named executive officers, may defer eligible compensation in excess of the maximum amount allowed under the terms of the Company’s 401(k) Plan. Deferral elections are made by eligible executives each year for amounts to be contributed. Compensation that may be deferred into the SERP includes employee and employer contributions that are in excess of the maximum amount allowed under the terms of the 401(k) Plan. Prior to the 2024 calendar year, the SERP required all benefits be paid in lump sum upon separation from service. Pre-2024 balances remain subject to these distribution rules. Starting in 2024, participants may elect to receive in-service distributions after 5 years or more following the year of deferral as a lump sum payment or in two to ten annual installments. In-service distributions are only allowed on the employee, but not employer, contribution to the SERP. Payment of distributions to the participant under the SERP are made upon the retirement, death, disability or other termination of employment with the Company. Distributions upon separation from service shall generally be paid in a lump sum or two to 10 annual installments starting six months following the date of such termination. Participants are 100% vested with respect to employee and employer contributions. Participant accounts under the SERP are credited with an investment return equivalent to that provided by the investment vehicles elected by the participant, which may be allocated among the same investment funds as are offered with respect to the 401(k) Plan accounts.

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Compensation Discussion & Analysis
2025 Nonqualified Deferred Compensation Table
The following table lists the deferred contributions by the named executive officers, by the Company for the benefit of the named executive officers and the aggregate earnings, withdrawals and account balances for the named executive officers during the fiscal year ended December 31, 2025 under the SERP:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
David Reeder	—	—	—	—	—
Bertrand Loy	134,578	115,102	803,650	—	5,461,236
Linda LaGorga	309,983	35,958	46,579	—	418,620
Susan Rice	255,481	28,852	167,062	—	1,577,248
Joseph Colella	16,945	29,836	22,564	—	168,547
Daniel Woodland	—	38,299	57,399	—	417,020
(1)The employer contribution reflected in this column is established based on the participant’s saving plan eligible compensation that was in excess of the limit under Section 401(a)(17) of the Code. The amounts listed for each of the named executive officers in this column are detailed with respect to each named executive officer in footnote 8 to the Summary Compensation Table above in clause (c) of that footnote.
(2)The amounts listed for each of the named executive officers in this column are determined by the size of the non-qualified retirement plan account of the respective named executive officers and by their respective investment elections under the SERP from among the same investment funds that are offered under the Company’s 401(k) Plan.
(3)The amounts in this column represent the fully vested balance as of December 31, 2025 and include amounts deferred in previous years. These amounts include employer contributions reported in the Summary Compensation Table for years 2023 and 2024, respectively, as follows: Mr. Loy, $105,938 and $109,567; Ms. LaGorga, $0 and $26,101; Ms. Rice, $29,050 and $26,532; Mr. Colella, $21,492 and $25,171; and Mr. Woodland, $21,200 and $31,944.
Potential Payments Upon Termination or Change In Control
Termination
Mr. Reeder
In the event Mr. Reeder is terminated without Cause (other than as a result of his death or disability) or if Mr. Reeder resigns for Good Reason, then, subject to execution and nonrevocation of a release of claims in favor of the Company and compliance with applicable restrictive covenants, Mr. Reeder will receive the following:
i.a severance benefit of salary continuation for a period of two (2) years following termination (the “Severance Pay Period”), which, assuming a termination date of December 31, 2025, would be $2,000,000;
ii.the continuation of health and dental benefits for Mr. Reeder and his immediate family for the entirety of such severance pay period, which, assuming a termination date of December 31, 2025, would have a value of $38,829, calculated in the same manner as the “Insurance and other Benefits” column in the table in “Potential Payments upon Termination or Change in Control” below;
iii.reimbursement for up to $15,000 for outplacement services;
iv.all time-based equity awards (including options and restricted stock units) that are unvested as of the date immediately prior to termination of employment will be eligible to continue vesting until the end of the Severance Pay Period in accordance with their original vesting schedule;
v.all performance-based equity awards (including performance share units) that are unvested as of the date immediately prior to termination of employment and have a performance period that ends on or prior to the end of the Severance Pay Period will be eligible to continue vesting until the end of the Severance Pay Period in accordance with their original vesting schedule (with performance measured based on actual performance through the end of the applicable performance period); and
vi.all vested stock options shall continue to be exercisable throughout the Severance Pay Period and for a period of ninety (90) days thereafter or, if earlier, through the term applicable to the vested stock options.
Assuming a termination date of December 31, 2025, Mr. Reeder’s equity awards would have a value of $8,916,658 calculated in the same manner as the “Net Value of Acceleration of Vesting of In-The-Money Options” and “Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs” columns in the table in “Potential Payments upon Termination or Change in Control” below.

2026 Proxy Statement	73

Compensation Discussion & Analysis
Mr. Loy
If Mr. Loy’s employment is terminated by the Company without “cause” during the term of his employment as Executive Chair, such termination will be deemed a “retirement” for purposes of Mr. Loy’s outstanding Company equity awards and the 2026 awards. Under these circumstances, he will be entitled to receive (i) payment of all unpaid compensation and expenses earned or incurred prior to the date of termination, (ii) a pro rata bonus and (iii) continued vesting of a pro rata portion of his 2026 awards, but will not be eligible to receive any base salary continuation or continued health and dental benefits, aside from those required to be provided under applicable law. In addition, all of his vested options will be exercisable for a period of four years following the date of the termination or, if earlier, through the end of their term.
Mr. Loy waived the right to resign for Good Reason in connection with his transition to the role of Executive Chair.
Ms. LaGorga
On January 19, 2026, the Company and Ms. LaGorga entered into a Separation Agreement. In order to promote a smooth and orderly transition, Ms. LaGorga transitioned to the role of Senior Advisor effective February 28, 2026 and will serve in that capacity until May 15, 2026 (the “Separation Date”).
Pursuant to the Separation Agreement, Ms. LaGorga (i) will continue to receive her current base salary until the Separation Date, (ii) will be entitled to receive a lump-sum payment under the Company’s short-term incentive compensation plan for 2026, if earned, payable at the same time as all other Company participants, subject to her continued compliance with applicable restrictive covenant obligations and, (iii) contingent on her continued provision of transition services and satisfying cooperation obligations through the Separation Date, will receive $280,000 upon separation. In February 2026, Ms. LaGorga received payment under the Company’s 2025 short-term incentive compensation plan. Additionally, following the Separation Date, Ms. LaGorga will be entitled to receive, contingent upon execution and nonrevocation of a release of claims in favor of the Company, (i) a lump-sum cash severance payment of $590,000 and (ii) medical, dental and life insurance benefits for a period of 12 months following the Separation Date.
Ms. LaGorga’s outstanding equity awards will be treated in accordance with the terms of each award’s respective award agreement. The Separation Agreement also provides a general release of claims in favor of the Company and its affiliates.
Change In Control
The Company entered into Executive Change in Control Termination Agreements with each of Mr. Reeder, Mr. Loy, Ms. LaGorga, Ms. Rice, Mr. Colella and Mr. Woodland to provide them with certain severance benefits in the event of a “Change in Control” of Entegris. In general, a “Change in Control” is deemed to have occurred
i.when any person becomes the beneficial owner, directly or indirectly, of 30% or more of the Company’s then outstanding common stock;
ii.if those members who constituted a majority of the Board cease to be so;
iii.if an agreement for the reorganization, merger or consolidation involving the Company is consummated, or a sale or other disposition of all or substantially all of the assets of the Company; or
iv.if the stockholders of the Company approve a complete liquidation or dissolution of the Company.
If during the two-year period following a Change in Control the executive’s employment is terminated by the Company without cause (as defined in the agreement – generally gross dereliction of duty, fraud, embezzlement or theft, material breach of fiduciary duty or certain non-competition, non-solicitation and confidentiality obligations, or conviction of a felony or crime involving moral turpitude) or if the executive terminates employment for “good reason” (as defined in the agreement – generally certain adverse changes to the terms or conditions of the executive’s employment), a so-called “double trigger,” then the executive will become immediately entitled to:
i.payment of all unpaid compensation and expenses earned or incurred prior to the date of termination;
ii.a lump-sum severance payment equal to the sum of two times (or, in the case of Mr. Reeder and Mr. Loy, three times) the executive’s base salary plus two times (or, in the case of Mr. Reeder and Mr. Loy, three times) the greater of the highest annual bonus during the three years prior to termination or target bonus for the year of termination;
iii.medical, dental and life insurance benefits for the executive and the executive’s family members for a period of two years (or, in the case of Mr. Reeder and Mr. Loy, three years) following the date of termination;
iv.immediate vesting of all unvested equity awards, and, in the case of stock options, the ability to exercise stock options for a period of up to one year following such termination (or, if earlier, until the expiration date of the options); and
v.up to $15,000 of outplacement services.
The change in control agreements also include a confidentiality covenant and two-year post-termination non-competition and non-solicitation covenants by each named executive officer (or, in the case of Mr. Reeder and Mr. Loy, three years).

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Compensation Discussion & Analysis
In the event of a Change of Control that does not constitute a “double-trigger,” the executive’s equity awards would be treated as follows:
•With respect to PSUs, if the awards held by executives are assumed or continued in connection with a Change in Control, performance would be determined based on actual performance through the consummation of a Change in Control and the awards would continue to vest following such Change in Control based on continued service through the end of the performance period. If PSUs are not assumed or continued in connection with a Change in Control, awards held by executives would generally fully vest upon the consummation of the Change in Control, with performance determined based on actual performance through the consummation of the Change in Control.
•With respect to RSUs and stock options, if the awards are assumed or continued in connection with a Change in Control, vesting continues on the original schedule unless, within 24 months following the Change in Control, the executive is terminated without Cause or resigns for Good Reason, in which case all outstanding stock options and RSUs vest immediately. If such RSUs and stock options held by executives are not assumed or continued in connection with a Change in Control, the awards would generally vest upon the consummation of the Change in Control.
Retirement
In the event of Mr. Reeder’s Qualifying Retirement, subject to his timely execution and nonrevocation of a release of claims in favor of the Company and compliance with his restrictive covenants, (i) Mr. Reeder’s initial equity awards and any Company equity awards granted during an annual Company equity award grant cycle (“Applicable Awards”) (excluding any special retention or recognition awards) will be eligible to continue vesting in accordance with their original vesting schedule; and (ii) any vested options that are Applicable Awards will be exercisable for a period of four years following the date of the Qualifying Retirement or, if earlier, through the end of their term.
“Qualifying Retirement” means Mr. Reeder’s employment with the Company is terminated after (i) he provides six months’ advance written notice to the Company of his Qualifying Retirement (which notice may be waived in certain circumstances), (ii) he has provided at least five years of employment with the Company, (iii) he is at least fifty-five years old, and (iv) his age plus complete years of employment with the Company equals at least sixty.
In the event that any other executive officer retires and meets the applicable retirement criteria of the equity awards granted in 2022 and after (and provided, in the case of Mr. Loy’s equity awards granted in 2024 and all executive officers’ equity awards granted in 2025 and in subsequent years, that they have been continuously employed or retained by the Company or an affiliate of the Company for no less than twelve months following the grant date of an award as of the date of retirement), then, subject to continued compliance with post-termination restrictive covenants and the execution and non-revocation of a release of claims in favor of the Company, each outstanding and unvested (i) stock option will continue to vest in accordance with the regular time-based vesting schedule and will be exercisable until the earlier of four years following the executive’s retirement date and the original expiration date, (ii) RSU will continue to vest in accordance with the regular time-based vesting schedule, and (iii) PSU will remain outstanding and vest at the actual level of performance at the end of the applicable performance period.
Further, for stock options granted prior to 2022, if an executive retires with the consent of the administrator, options would remain exercisable for four years (or, if earlier, until expiration of the option) and would continue to vest during such period.
Death Or Disability
In the event of an executive’s death or disability (which is generally defined as an inability to engage in any substantial gainful activity due to a medically determinable impairment expected to result in death or last at least 12 months), all outstanding unvested stock options and RSUs vest in full as of the date of death or disability. With respect to outstanding PSUs, if death or disability occurs prior to the end of the performance period, the executive remains entitled to receive the full number of earned PSUs (without proration) based on actual performance measured as of the earlier of the maturity date or the date of a Change in Control, with settlement occurring in accordance with the original schedule. In the event of Mr. Loy’s death or disability, he would be entitled to receive a pro rata portion of his 2026 annual bonus payment (in addition to the foregoing).
The value of acceleration of vesting for the named executive officers in the foregoing scenarios would generally be the same as the amounts set forth in the “Net Value of Acceleration of Vesting of In-The-Money Options” and “Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs” columns in the table in “Potential Payments upon Termination or Change in Control” above, assuming the occurrence of a Change in Control and termination of employment on December 31, 2025 or the death, permanent disability or retirement of the executive on that date (with shares valued based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2025 ($84.25).

2026 Proxy Statement	75

Compensation Discussion & Analysis
Estimate Of Change In Control Severance Benefits
The following table estimates potential payments following a change in control if our named executive officers were terminated by us without “cause” or if the named executive officer terminated “for good reason” on December 31, 2025:

Name	Salary ($)	Cash Incentive Compensation Payment(1) ($)	Insurance and other Benefits(2) ($)	Net Value of Acceleration of Vesting of In-The Money Options(3) ($)	Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs(4) ($)	Total ($)
David Reeder	3,000,000	3,600,000	76,486	558,164	8,358,495	15,593,145
Bertrand Loy	2,400,000	4,346,250	77,050	162,316	18,931,115	25,916,731
Linda LaGorga	1,180,000	826,000	26,828	—	3,810,167	5,842,995
Susan Rice	1,030,000	942,840	26,699	23,534	2,668,591	4,691,664
Joseph Colella	1,050,000	735,000	26,828	22,748	2,572,675	4,407,251
Daniel Woodland	1,130,000	854,700	52,255	18,833	2,772,591	4,828,379
(1)For Mr. Loy and Ms. Rice, the amounts are based upon the cash incentive compensation paid with respect to 2022; for Mr. Woodland, the amount is based upon the cash incentive compensation paid with respect to 2024. For Mr. Reeder, Ms. LaGorga, and Mr. Colella the amount is based upon current target annual incentive.
(2)Reflects the premiums to be paid by the Company to provide the named executive officer with health and dental benefits substantially similar to those they were receiving as of December 31, 2025 (with an assumed 5% premium increase per year on medical and dental insurance), the premiums to be paid by the Company to provide the named executive officer with continuation of group term life insurance and the cost paid by the Company for the outplacement allowance referred to above.
(3)Reflects the net value of in-the-money unvested stock options based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2025 ($84.25).
(4)Reflects the value of RSUs and PSUs, which are calculated assuming the Company achieves target performance, as of
December 31, 2025, valued based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2025 ($84.25), plus accrued dividends. The value of accrued dividends is: (a) in the case of Mr. Reeder - $9,909; (b) in the case of Mr. Loy – $156,340 (c) in the case of Ms. LaGorga – $28,858; (d) in the case of Ms. Rice – $22,046; (e) in the case of Mr. Colella – $21,332; and (f) in the case of Mr. Woodland – $26,378.

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Compensation Discussion & Analysis
CEO Pay Ratio
For purposes of calculating the CEO pay required by Item 402(u) of Regulation S-K, we must determine the identity of our median employee and, in some cases, we are permitted to calculate our pay ratio for subsequent years using the same median employee. In 2025, to determine the pay ratio required by Item 402(u) of Regulation S-K, the Company first identified the median employee using our global employee population as of November 7, 2025, which included all global full-time, part-time, temporary, and seasonal employees that were employed on that date. The Company used “gross wages paid” as the consistently applied compensation measure across its global employee population, measured from November 1, 2024 through October 31, 2025, to calculate the median employee compensation. The Company annualized the compensation for any full-time and part-time employees that it hired during that timeframe and that were employed on November 7, 2025. The Company determined this median employee’s annual total compensation for 2025 using the Summary Compensation Table methodology as detailed in Item 402(c)(2)(x) of Regulation S-K. The Company’s median employee’s 2025 annual total compensation was approximately $77,862.
Since two individuals served as CEO during fiscal year 2025, in accordance with Instruction 10 to Item 402(u) of Regulation S-K, when comparing our median employee’s 2025 annual total compensation to that of our CEO, we chose to use the CEO serving in the role on the date selected for identifying the median employee (November 7, 2025) and to annualize that individual’s compensation. Based on this analysis, the Company’s CEO on November 7, 2025 was Mr. Reeder, and his annual total compensation was $12,595,156. As a result, pursuant to Item 402(u) of Regulation S-K, the Company’s 2025 CEO to median employee pay ratio is approximately 162:1.

2026 Proxy Statement	77

Compensation Discussion & Analysis
Pay Versus Performance
The following table reports the compensation of our Principal Executive Officer (“PEO”) and the average compensation of the other named executive officers (“non-PEO NEOs”) as reported in the Summary Compensation Table for the past four fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

	Summary Compensation Table Total(2)		Compensation Actually Paid(3)		Average Summary Compensation Table Total Non-PEO Named Executive(2) Officers ($)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers(4) ($)	Value Of Initial Fixed $100 Investment Based on:		Net Income ($ In Millions)	Adjusted EBITDA as a Percentage of Net Sales(6)
Year(1)	for PEO – David Reeder ($)	for PEO – Bertrand Loy ($)	to PEO – David Reeder ($)	to PEO – Bertrand Loy ($)			Total Shareholder Return ($)	Peer Group Total Shareholder Return(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	11,507,888	14,324,681	11,353,804	5,912,183	2,726,268	1,307,121	89.31	268.23	235.6	27.7%
2024		17,368,723		5,755,074	3,013,740	1,329,320	201.58	287.31	292.8	28.7%
2023		13,405,690		32,727,950	2,925,224	4,304,294	243.04	238.72	180.7	26.7%
2022		12,071,147		(14,955,812)	4,032,331	(1,180,462)	132.44	142.94	208.9	29.7%
2021		10,498,881		28,998,082	2,531,346	6,304,090	278.79	219.50	409.1	30.4%
(1)The PEO and non-PEO NEOs for the applicable years were as follows:
2025: Mr. Loy served as our PEO through August 18, 2025. Mr. Reeder served as PEO as of August 18, 2025; Ms. LaGorga, Ms. Rice, Mr. Colella and Mr. Woodland served as our non-PEO NEOs.
2024: Mr. Loy served as our PEO; Ms. LaGorga, Ms. Rice, Mr. Woodland and Mr. Colella served as our non-PEO NEOs.
2023: Mr. Loy served as our PEO; Ms. LaGorga, Mr. Woodland, Ms. Rice, Mr. Colella, Mr. Graves and Mr. Tison served as our non-PEO NEOs.
2022: Mr. Loy served as our PEO; Mr. Graves, Mr. Edlund, Ms. Rice, Mr. Colella and Mr. Woodland served as our non-PEO NEOs.
2021: Mr. Loy served as our PEO; Mr. Graves, Mr. Edlund, Ms. Rice and Mr. Haris served as our non-PEO NEOs.
(2)The Summary Compensation Table totals reflected are as reported for the PEO and the average of the non-PEO NEOs for each of the years shown.
(3)PEO - Compensation Actually Paid
The amounts in the following table represent each of the amounts deducted and added to the equity award values for the PEO for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in columns (d) and (e) of the Pay Versus Performance table:

Year	Name	Summary Compensation Table Total for PEO ($)	Value of Summary Compensation Table Stock Awards and Option Awards ($)	Year-end Fair Value of Equity Awards Granted During Applicable Year that Remain Unvested as of Year-End ($)	Change In Fair Value as of Year-end of Any Prior Year Awards That Remain Unvested as of Year-End ($)	Change In Fair Value as of the Vesting Date of Any Prior Year Awards that Vested Applicable Year ($)	Compensation Actually Paid ($)
2025	Reeder	11,507,888	(10,561,875)	10,451,281	—	(43,490)	11,353,804
	Loy	14,324,681	(12,396,297)	9,907,951	(6,266,671)	342,519	5,912,183
2024	Loy	17,368,723	(14,896,910)	8,352,366	(7,041,893)	1,972,788	5,755,074
2023	Loy	13,405,690	(11,132,369)	18,504,501	8,861,419	3,088,709	32,727,950
2022	Loy	12,071,147	(9,472,554)	3,338,027	(19,164,110)	(1,728,323)	(14,955,812)
2021	Loy	10,498,881	(7,513,579)	12,131,903	12,448,578	1,432,299	28,998,082

78

Compensation Discussion & Analysis
(4)Average non-PEO NEO Compensation Actually Paid
The amounts in the following table represent each of the amounts deducted and added to the equity award values for the non-PEO NEOs for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in column (g) of the Pay Versus Performance table:

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Value of Summary Compensation Table Stock Awards and Option Awards ($)	Average Year-End Fair Value of Equity Awards Granted During Applicable Year that Remain Unvested as of Year-End ($)	Average Change in Fair Value as of Year-End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Average Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2025	2,726,268	(1,861,949)	1,488,192	(959,241)	(86,149)	1,307,121
2024	3,013,740	(2,077,222)	1,164,597	(924,955)	153,160	1,329,320
2023	2,925,224	(2,073,091)	2,621,341	737,908	92,912	4,304,294
2022	4,032,331	(3,178,153)	901,518	(2,611,814)	(324,344)	(1,180,462)
2021	2,531,346	(1,428,038)	2,305,895	2,487,675	407,212	6,304,090
(5)The peer group for each listed fiscal year consists of the companies listed in the Philadelphia Semiconductor Index TSR effective as of December 31, 2025.
(6)The Company has identified Adjusted EBITDA as a percentage of net sales as our company-selected measure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the non-PEO NEOs in 2025 to the Company’s performance. See Appendix A for more information on the Company’s use of non-GAAP metrics, including GAAP to non-GAAP reconciliations.
Relationship Between Pay and Performance
Compensation Actually Paid versus Company Performance. The graphs below illustrate the relationship between compensation actually paid and Entegris’ financial performance.
COMPENSATION ACTUALLY PAID VS. TSR (COMPANY TSR & PEER GROUP TSR)

■	PEO CAP - David Reeder	■	PEO CAP - Betrand Loy	■	NEO Avg CAP
	Entegris Cumulative TSR		Peer Group Cumulative TSR

2026 Proxy Statement	79

Compensation Discussion & Analysis
COMPENSATION ACTUALLY PAID VS. NET INCOME

■	PEO CAP - David Reeder	■	PEO CAP - Betrand Loy	■	NEO Avg CAP	Net Income
COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA AS A PERCENTAGE OF NET SALES

■	PEO CAP - David Reeder	■	PEO CAP - Betrand Loy
■	NEO Avg CAP		Adjusted EBITDA Margin

80

Compensation Discussion & Analysis
Entegris and Philadelphia Semiconductor Index TSR
The following graphic compares the cumulative total shareholder return (“TSR”) on our common stock from December 31, 2020 through December 31, 2025 with the cumulative total return of the Philadelphia Semiconductor Index, assuming $100 was invested at the close of trading December 31, 2020 in our common stock and the Philadelphia Semiconductor Index and that all dividends are reinvested.

Entegris, Inc.	Philadelphia Semiconductor Index
Tabular List of Financial Performance Measures
Entegris considers the following to be the most important financial performance measures it uses to link actual compensation paid to its NEOs, for 2025, to Company performance.
•Relative TSR
•Revenue Growth in excess of our markets
•Adjusted EBITDA Margin
•Free Cash Flow Margin

2026 Proxy Statement	81

Audit Matters

PROPOSAL 3 Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

The Board recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, has reported on the Company’s consolidated financial statements for the years ended December 31, 2025, 2024 and 2023 and for previous fiscal years. The Audit & Finance Committee selected KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Representatives of KPMG are expected to be able to make a statement at the Annual Meeting if they wish to do so and to respond to appropriate stockholder questions. The engagement agreement entered into with KPMG for fiscal year 2026 is subject to mediation and arbitration procedures as the sole method for resolving disputes.
Ratification of the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company. The Sarbanes-Oxley Act of 2002 requires the Audit & Finance Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance. If the selection of KPMG is not ratified by a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting, the Audit & Finance Committee will reconsider whether to retain KPMG, and may retain that firm or another firm without re-submitting the matter to the Company’s stockholders. Even if stockholders vote in favor of ratification of the appointment, the Audit & Finance Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
Representatives of KPMG regularly attend meetings of the Audit & Finance Committee. The Audit & Finance Committee pre-approves and reviews audit and non-audit services performed by KPMG as well as the fees charged by KPMG for such services. In its pre-approval and review of non-audit service fees, the Audit & Finance Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. To avoid potential conflicts of interest in maintaining auditor independence, publicly traded companies are prohibited from obtaining certain non-audit services from its independent registered public accounting firm. In 2025, 2024 and 2023, we did not obtain any of these prohibited services from KPMG. Entegris uses other accounting firms for these types of non-audit services. For additional information concerning the Audit & Finance Committee and its activities with KPMG, see “Corporate Governance” and “Report of the Audit & Finance Committee” herein.
Annual Evaluation and Selection of Independent Registered Public Accounting Firm
The Audit and Finance Committee annually evaluates the performance of the Company’s independent registered public accounting firm and determines whether to recommend re-engagement of the current independent registered public accounting firm or consider other audit firms. In connection with its selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the Audit and Finance Committee considered several factors, including, but not limited to, the following:
•KPMG’s independence, objectivity, and professional skepticism;
•overall quality of the audit and efficiency of services provided;
•KPMG’s depth, technical expertise and regional capabilities;
•KPMG’s knowledge of the Company’s global operations and industry, accounting policies and practices, and internal control over financial reporting;
•sufficiency of resources dedicated to the audit;
•quality and effectiveness of communication with the Audit and Finance Committee and management; and
•the appropriateness of KPMG’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit.

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Audit Matters
Additionally, the Audit and Finance Committee considers the benefits of longer auditor tenure and the controls and processes that ensure continued auditor independence. The Audit and Finance Committee believes the benefits of longer tenure include:
•enhanced audit quality associated with deep institutional knowledge;
•competitive fees that can be achieved due to the independent auditors’ familiarity with the Company, including our operations, accounting policies and practices and internal control over financial reporting; and
•the avoidance of incremental time and costs that would be incurred in the engagement of new independent auditors.
The Audit and Finance Committee also considers the following controls and processes that ensure the continued independence of KPMG:
•oversight by the Audit and Finance Committee, including regular executive sessions;
•limits on non-audit services, including pre-approval for all audit and permissible non-audit services;
•KPMG’s internal independence process, including periodic internal reviews and partner rotations, where it rotates its lead audit engagement partner every five years;
•when there is a partner rotation, the Audit and Finance Committee interviews proposed candidates and selects the lead audit engagement partner; and
•a robust regulatory framework, including periodic PCAOB inspections, peer reviews, and PCAOB and SEC oversight.
Based on this evaluation, the Audit and Finance Committee believes that engaging KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is in the best interests of the Company and its stockholders.
Audit Fees
Aggregate fees for professional services rendered for the Company by KPMG for the fiscal years ended December 31, 2025 and 2024 were:

Service	2025	2024
Audit Fees	$4,215,000	$4,800,000
Audit-Related Fees	$35,000	$85,000
Tax Fees	$786,000	$837,000
All Other Fees	$—	$—
Total	$5,036,000	$5,722,000
Audit fees for the years ended December 31, 2025 and 2024 consisted of fees for the integrated audit of annual financial statements and internal control over financial reporting, reviews of quarterly financial statements, statutory audits, audit procedures associated with acquisitions and divestitures, and other services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings with the SEC.
The fees for Audit-Related services for the year ended December 31, 2025 were for consents related to the Employee Stock Purchase Plan, and for the year ended December 31, 2024 were for monthly Taiwan capital audits and consents related to the Employee Stock Purchase Plan.
The fees for Tax services for the years ended December 31, 2025 and 2024 were for services related to tax compliance, tax planning and tax advice for the Company.
There were no fees for All Other services for the year ended December 31, 2025 and for the year ended December 31, 2024, such fees consisted of human resources consultation services.

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Audit Matters
The charter of the Audit & Finance Committee requires the pre-approval of all non-audit services before any such non-audit services are performed for the Company. The charter of the Audit & Finance Committee is posted on the Company’s web site http://www.entegris.com under “About Us – Investors – Corporate Governance”. The Audit & Finance Committee adopted pre-approval policies and procedures with respect to audit and permissible non-audit services (“Services”). Under this policy, Services must receive either a general pre-approval or a specific pre-approval by the Audit & Finance Committee. The grant of a general pre-approval of Services is limited to identified Services that have been determined not to impair the independence of the independent registered public accounting firm and must include a maximum fee level for the Services approved. A request for specific pre-approval must include detailed information concerning the scope of the Services and the fees to be charged. The policy also provides for a special delegation of pre-approval authority to the Chair of the
Audit & Finance Committee where the commencement of Services is required prior to the next scheduled meeting of the Audit & Finance Committee and it is impractical to schedule a special meeting; any such pre-approval by the Chair is subject to review by the full Audit & Finance Committee. All of the fees listed as paid for 2025 and 2024 in the table above received pre-approval by the Company’s Audit & Finance Committee.
Report of the Audit & Finance Committee
As of February 4, 2026, the Audit & Finance Committee is composed of three members and acts under a written charter adopted by the Board of Directors. The members of the Audit & Finance Committee meet the standards of independence applicable to members of audit committees that are set forth in the Audit & Finance Committee Charter, the Nasdaq Stock Market, Inc. Marketplace Rules and Rule 10A-3 under the Exchange Act.
The Audit & Finance Committee reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed these audited consolidated financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. Management represented to the Audit & Finance Committee that the Company’s consolidated financial statements had been prepared in accordance with accounting principles generally accepted in the United States. The Audit & Finance Committee selected KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended
December 31, 2025, which selection was ratified by the stockholders at the 2025 Annual Meeting of Stockholders. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on those financial statements. More specifically, the Audit & Finance Committee reviews, evaluates, and discusses with the Company’s management and with the independent registered public accounting firm, the following matters:
•the plan for, and report of the independent registered public accounting firm on, each audit of the Company’s consolidated financial statements;
•the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;
•changes in the Company’s accounting practices, principles, controls or methodologies;
•significant developments or changes in accounting rules applicable to the Company; and
•the adequacy of the Company’s internal controls and accounting, financial and auditing personnel and the areas of risk that could impact the Company’s business.
The Audit & Finance Committee also reviewed and discussed with KPMG LLP the Company’s audited consolidated financial statements for 2025 and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. These rules require the Company’s independent registered public accounting firm to discuss with the Company’s Audit & Finance Committee, among other things, the following:
•methods to account for significant unusual transactions;
•the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

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Audit Matters
KPMG LLP also provided the Audit & Finance Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit & Finance Committee concerning independence. The PCAOB requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit & Finance Committee discussed with KPMG LLP the matters disclosed in this communication and that firm’s independence from Entegris. The Audit & Finance Committee also considered whether the provision of the audit-related and tax services to Entegris by KPMG LLP, which are referred to under PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 above, is compatible with maintaining such auditors’ independence and concluded that KPMG LLP met the specified independence standards.
Based on its discussions with management and KPMG LLP, and its review of the representations and information provided by management and KPMG LLP, the Audit & Finance Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
In performing all of these functions, the Audit & Finance Committee acted only in an oversight capacity. The members of the Audit & Finance Committee necessarily relied on the information, opinions, reports and statements presented to them by Entegris management, which has the primary responsibility for the Company’s consolidated financial statements and reports. The members of the Audit & Finance Committee also relied on the work and assurances of KPMG LLP, who in their report express an opinion on the Company’s consolidated financial statements. Accordingly, while the Audit & Finance Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as described above, the foregoing oversight procedures do not assure that management has maintained adequate financial reporting processes and controls, that the consolidated financial statements are accurate, or that the audit would detect all inaccuracies or flaws in the Company’s consolidated financial statements. The information in this report of the Audit & Finance Committee shall not be deemed to be “soliciting material” “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act and is not incorporated by reference into any filings of the Company with the SEC, irrespective of any general incorporation language contained in any such filing.
AUDIT & FINANCE COMMITTEE
Mary Puma, Chair
James F. Gentilcore
Yvette Kanouff
February 4, 2026

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PROPOSAL 4 Amendments to our Amended and Restated Certificate of Incorporation to Eliminate Supermajority Requirements
The Board recommends that the stockholders vote FOR the amendments to our Amended and Restated Certificate of Incorporation described in Proposal 4.

Overview
Today, certain changes in the Company’s governing documents require approval by at least seventy-five percent (75%) of the Company’s outstanding shares (the “Supermajority Voting Requirements”). This Proposal, if approved, will reduce those requirements to approval by a majority of the Company’s outstanding shares.
Stockholders are being asked to approve amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to eliminate the Supermajority Voting Requirements and replace them with a voting standard that requires the affirmative vote of a majority of the then-outstanding shares entitled to vote generally in the election of directors. This Proposal does not change voting thresholds required by applicable law.
Additionally, the Board has contingently approved a conforming amendment to remove the Supermajority Voting Requirement in Section 8.2 of the Company’s By-Laws, as amended (the “By-Laws”), and align it with the majority-of-outstanding-shares standard described above. The conforming By-Law amendment will become effective automatically upon the effectiveness of the amendment to the Certificate of Incorporation following stockholder approval.
After deliberation, the Board has approved, and recommends that stockholders vote FOR, the proposed amendments to the Certificate of Incorporation.
Background
Currently, the Certificate of Incorporation and the By-Laws require the affirmative vote of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Company with respect to the following governance matters:
Certificate of Incorporation
•Stockholder amendments to the By-Laws or stockholder repeal of Board-approved By-Law amendments. (Article VI)
•Amendments to the provisions of the Certificate of Incorporation prohibiting stockholder action by written consent. (Article XI)
•Amendments to the provisions of the Certificate of Incorporation prohibiting stockholders’ ability to call special meetings of the stockholders. (Article XII)
By-Laws
•Stockholder amendments to the By-Laws. (Article 8, Section 8.2)
At the Company’s 2025 Annual Meeting of Stockholders, stockholders approved a non-binding, advisory stockholder proposal requesting that the Board of Directors eliminate all Supermajority Voting Requirements from the Company’s governing documents. That stockholder proposal received approximately 90% support of the votes cast FOR and AGAINST (119,697,413 votes FOR and 13,595,286 votes AGAINST).
Why Stockholders should support this Proposal
1.Stockholders overwhelmingly supported eliminating the Company’s supermajority voting requirements. In addition, following the 2025 annual meeting, several major stockholders affirmatively expressed to the Company that votes by the stockholders should be determined by a majority of the Company’s outstanding shares (rather than a majority of votes cast). This Proposal implements the 2025 stockholder vote through a binding amendment to the Certificate of Incorporation and reflects the additional stockholder input received by the Company.
2.Creates a clear framework consistent with Delaware law. Except where the Certificate of Incorporation expressly provides otherwise, charter amendments generally follow Delaware’s charter-amendment framework. Replacing the seventy-five percent (75%) requirements in Articles VI, XI and XII with a majority-of-outstanding-shares standard aligns these provisions with the charter’s general amendment standard and makes the voting requirements clearer and more consistent. The majority-of-outstanding-shares standard is the default voting standard under Section 242 of the Delaware General Corporation Law for charter amendments.

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Proposal 4: Amendments to Our Amended and Restated Certificate of Incorporation to Eliminate Supermajority Requirements
3.Aligns governance voting standards with widely used practice. Eliminating the 75% supermajority thresholds and adopting a majority-of-outstanding standard aligns these provisions with commonly used governance standards and facilitates stockholder action on specified matters, while maintaining a robust approval standard for fundamental governance changes.
The text of the proposed amendments to the Certificate of Incorporation, marked to show such amendments, can be found in Appendix B to this Proxy Statement. The description above is qualified in its entirety by reference to, and should be read in conjunction with, the full text set forth in Appendix B. If approved, we will promptly file the amended Certificate of Incorporation with the Delaware Secretary of State, at which time it will become effective.
Key Considerations and Board Recommendation
As currently required by the Certificate of Incorporation, approval of this Proposal requires the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on the matter.
The Board recommends that stockholders vote “FOR” this Proposal.

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PROPOSAL 5 Management Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders

The Board recommends that the stockholders vote FOR this advisory proposal regarding the right of stockholders owning a combined 25% of our outstanding common stock to call a special meeting of stockholders.

Background
The Company has received a stockholder proposal (the “Stockholder Proposal”), requesting that the Board take steps to permit stockholders holding 10% of the Company’s outstanding common stock to call a special meeting of stockholders. The Stockholder Proposal is addressed in Proposal 6 below.
The Board supports meaningful stockholder rights and believes that a well-designed stockholder right to call a special meeting can be an important element of effective corporate governance. The Board believes that the framework described in this Proposal is more appropriate for the Company than the Stockholder Proposal because it appropriately balances stockholder access with long-term alignment and orderly administration.
Accordingly, the Board is submitting this Proposal as a competing alternative for stockholders’ consideration.
The Board recommends that stockholders vote “FOR” this Proposal.
Advisory Resolution
By voting in favor of this Proposal, stockholders will approve the following resolution:
RESOLVED, that the stockholders of Entegris, Inc. request that the Board of Directors (the “Board”) take all practicable steps, consistent with applicable law and the Company’s governing documents, to adopt amendments to the Company’s Amended and Restated Certificate of Incorporation and By-Laws, as amended (the “By-Laws”), to provide that stockholders holding, in the aggregate, not less than 25% of the Company’s outstanding common stock may call a special meeting of stockholders, consistent with the following principles:
1.Ownership Threshold and Holding Period. Each requesting stockholder (and each stockholder whose shares are aggregated to meet the threshold) must have continuously beneficially owned shares of Entegris common stock for at least 12 months as of the request date and continue to beneficially own the shares through the meeting date (and record date, if applicable).
2.Net Long Requirement (consistent with existing bylaw disclosure concepts). Shares counted toward the 25% ownership threshold should represent a stockholder’s net long position in the Company’s common stock. The By-Laws may require each requesting stockholder (and each stockholder whose shares are aggregated to meet the threshold) to provide representations and reasonable supporting documentation regarding its economic interest in the shares being counted, including disclosure of any derivative, short, hedging or similar arrangements, consistent with the disclosure framework reflected in Section 2.12(c)(iii)(3) of the Company’s By-Laws (and related provisions), and to represent that such arrangements do not materially reduce or offset the economic risk of ownership of the shares counted toward the threshold.
3.Aggregation; Acting in Concert. Stockholders may aggregate holdings to satisfy the threshold. The Company may require reasonable documentation and representations to verify ownership, the authority to act on behalf of participating stockholders, and whether any stockholder is acting in concert with others, consistent with the concepts reflected in the Company’s existing By-Laws governing stockholder submissions of business (including disclosure regarding ownership, arrangements and understandings relating to voting and ownership).
4.Procedural Requirements Designed for Orderly Administration. The Company may impose reasonable and customary requirements regarding the form and content of the request, the information to be included, and the process for submitting and validating the request, including reasonable updates and supplements to information provided, consistent with the update and supplement approach reflected in the Company’s existing By-Laws governing nominations and the submission of business, including requirements that information be true and correct as of the record date and updated following the record date within a reasonable period. These procedures may include ownership verification and requiring documentation to confirm requesting holders satisfy the threshold and maintain a net long position, record-date mechanics, clear written request requirements with a single lead requester as a point of contact, and anti-duplication/one-meeting-at-a-time limits.

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Proposal 5: Management Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders
5.Timing and Anti-Duplication. The By-Laws would include timing and anti-duplication provisions to support orderly administration of stockholder meetings, including:
▪Post-annual meeting blackout: no request will be accepted, and no special meeting may be called, during the period beginning on the date of the Company’s most recent annual meeting and ending 120 days after that annual meeting; and
▪Anti-duplication / next-annual meeting protections: reasonable limits on (i) resubmitting substantially similar matters that were presented at a stockholder meeting within a reasonable period and (ii) calling a special meeting within a reasonable period before the next annual meeting.
This Proposal is advisory. If approved, it expresses the stockholders’ recommendation to the Board. The Board will consider the voting results and determine whether and how to implement the recommendation in a manner that best serves the Company and its stockholders.
Supporting Statement and Rationale for this Proposal
Why the Board is putting forward this Proposal
The Board recognizes that some stockholders view the right to call special meetings of stockholders as a meaningful governance right. This Proposal intends to strike an appropriate balance between enhancing stockholder rights and protecting the long-term interests of the Company and its stockholders.
Why Stockholders should support this Proposal
1.Encourages long-term ownership and alignment by stockholders. A 25% threshold, together with the other procedures and requirements outlined above, including a one-year holding period, helps ensure that the special meeting right is used by a sizable group of stockholders with sustained economic interest in the Company, and not by a small minority of short-term holders seeking a near-term event or leverage.
2.Reduces the risk of “single-issue” disruption while preserving a meaningful right. The Board believes special meetings of stockholders should be extraordinary events, held only if a significant number of stockholders agree that a special meeting is necessary to discuss critical, time-sensitive issues that cannot be delayed until the Company’s next annual meeting. To that end, a 25% threshold is intended to ensure that a special meeting reflects the views of a substantial portion of the Company’s ownership, while still providing a mechanism for stockholders to act between annual meetings when warranted. A 25% ownership threshold is widely used among large U.S. public companies that provide stockholders with a right to call a special meeting.
In contrast, a 10% threshold would allow a single stockholder to compel a special meeting without needing to build broader stockholder support, which could result in a disproportionate amount of influence. Based on the Company’s most recent Schedule 13D and Schedule 13G filings, three stockholders each report beneficial ownership of more than 10% of the Company’s common stock. A 25% threshold reasonably balances stockholder rights and protects the Company and our stakeholders against potential misuse of special meetings.
3.Maintains the integrity of the annual meeting process and existing stockholder engagement framework. The Company’s annual meeting provides an established forum for stockholder action. Reasonable timing and procedural provisions help avoid duplicative meetings and allow the Company to manage its resources responsibly. Furthermore, the Company is committed to actively engaging with its stockholders. We regularly reach out directly to our stockholders to get their viewpoints on a broad range of operational, strategic and corporate governance matters and seek to incorporate this feedback into our strategy.
4.Practical, workable design. The Board intends that the right be usable. The procedural requirements contemplated by this Proposal are designed to be reasonable, customary, and focused on validation and orderly meeting administration—not to create hurdles that effectively negate the right.
Relationship to Proposal 6
The Stockholder Proposal presented in Proposal 6 requests a 10% ownership threshold to call a special meeting of stockholders. The Board believes that adopting a 10% threshold could allow a relatively small percentage of the Company’s outstanding shares to trigger a special meeting, including in circumstances where the matter can be addressed through the annual meeting cycle or other existing engagement channels. The Board believes that the Company’s stockholders are better served by the tailored approach set forth in this Proposal.
Approval of this Proposal 5 is not conditioned on approval or disapproval of the Stockholder Proposal in Proposal 6. Although Proposal 5 and Proposal 6 concern the same subject matter, the terms of each proposal differ.

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Proposal 5: Management Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders
Key Considerations and Board Recommendation
•This Proposal (Proposal 5) and the Stockholder Proposal (Proposal 6) constitute separate voting matters. Approval of this Proposal does not automatically result in approval or rejection of the Stockholder Proposal.
•This Proposal is advisory in nature. Approval of this Proposal would not, by itself, implement the right for stockholders owning a combined 25% or more of the Company’s outstanding common stock to call a special meeting of stockholders. If both Proposal 5 and Proposal 6 are approved, the Board will take the voting results into consideration and will continue to engage with stockholders as part of the Board’s consideration of any future actions.
In consideration of the foregoing, the Board recommends that stockholders vote “FOR” this Proposal.

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PROPOSAL 6 Stockholder Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders

The Board recommends that the stockholders vote AGAINST this stockholder proposal regarding the right of stockholders owning a combined 10% of our outstanding common stock to call a special meeting of stockholders.

The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who holds 50 shares of the Company’s common stock and has held such shares for at least three years, intends to submit the following proposal at the Annual Meeting. The proposal and supporting statement submitted by the stockholder proponent have been reproduced verbatim from the proponent’s submission to the Company as set forth below. The “FOR” graphic below, which was submitted by the stockholder proponent as part of his proposal, is not the recommendation of the Board of Directors. The Board of Directors and the Company take no responsibility regarding, and makes no endorsement of, the stockholder’s proposal and disagrees with the proponent’s characterization of the Company’s performance and outlook.
The Board recommends that stockholders vote “AGAINST” this Proposal.
Proposal 6 – Give Shareholders a Reasonable Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.
There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting. This proposal includes that Entegris incorporates this right in its bylaws and that such bylaws be published on the Entegris website for easy access.
To guard against the Entegris Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.
There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.
In the vast majority of cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.
Shareholders may especially seek a reasonable right to call for a special shareholder meeting when a company faces headwinds.
Numerous news reports from 2025 reflect unfavorably on Entegris, citing missed earnings expectations, tariff challenges, and stock price volatility. In May 2025, Entegris reported Q1 results that slightly missed analysts’ forecasts for both revenue and earnings per share. Revenue fell short of the projected $791 million, reaching $770 million instead. Following the Q1 earnings miss, Entegris’s stock price dropped significantly in pre-market trading, reflecting investor disappointment with the performance and outlook.
A similar negative market reaction followed the Q2 report, even with sequential improvements. Through the year, trade tensions between the U.S. and China were a recurring headwind for Entegris. In May, the company warned of a potential $30-$50 million revenue impact in 2025 due to new tariffs.
In October fresh tariff threats caused significant stock volatility. The company’s Q2 2025 earnings slides showed a compression of margins compared to the previous year, with the adjusted operating margin declining due to tariff impacts, operational inefficiencies, and elevated costs.
Demand was softer than expected in the first quarter for certain products, including fluid handling and Front Opening Unified Pods (FOUP). The Advanced Purity Solutions (APS) segment continued to face headwinds into the second quarter.
Please vote yes: Give Shareholders a Reasonable Ability to Call for a Special Shareholder Meeting – Proposal 6

2026 Proxy Statement	91

Board of Directors’ Response to the Stockholder Proposal
The Board of Directors supports meaningful stockholder rights and believes that a well-designed stockholder right to call a special meeting can be an important element of effective corporate governance. However, the Board believes that the approach offered by Mr. Chevedden is not well tailored to the Company or its stockholders and, as drafted, would create avoidable ambiguity and administrative uncertainty.
•A 10% threshold is problematic for the Company given its ownership profile and could be subject to abuse. Based on the Company’s most recent Schedule 13D and Schedule 13G filings, three stockholders each report beneficial ownership of more than 10% of the Company’s common stock. Adoption of a 10% threshold would allow a single stockholder or a small group of stockholders to abuse this stockholder right to serve their own interests at the expense of the Company and the remaining 90% of stockholders. A higher threshold than the one contemplated by this Proposal ensures that a more meaningful number of stockholders are seeking to call the special meeting, rather than only one or a few. A failure to receive 25% support to convene a special meeting of stockholders, as proposed in Proposal 5 above, is a strong indicator that the issue to be raised at the special meeting is not deemed critical by our stockholders generally.
•Calling a special meeting is costly and disruptive; the threshold should require broader support. Special meetings can require meaningful time and expense and can divert management and Board attention from executing strategy and delivering stockholder value. Special meetings should be reserved for time-sensitive topics of extraordinary concern to a sufficiently large percentage of our stockholders. The Board believes the 10% threshold requested by the Stockholder Proposal is too low for this Company.
•Our corporate governance practices balance stockholder rights and protect growth of long-term stockholder value. We are committed to good corporate governance and providing stockholders with meaningful opportunities to engage with our management and our Board of Directors. Our strong corporate governance practices, which include annual election of all directors by a majority vote, an annual “say on pay” advisory vote and annual board and committee self-evaluations, are further described in the section “Our Governance Practices” above.
•Additional considerations addressed in Proposal 5. For a fuller discussion of the Board’s recommended approach and why it believes that approach is more appropriate for the Company, please see Proposal 5 above.
Accordingly, the Board recommends that stockholders vote “AGAINST” this Proposal.

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Information about Stock Ownership
Management Holdings of Entegris Common Stock
Except as noted therein, the following table sets forth information concerning the number of shares of Entegris common stock, $0.01 par value, beneficially owned, directly or indirectly, by each director or nominee for director of the Company; each of the named executive officers; and all directors and executive officers of the Company as a group as of March 20, 2026 or subject to acquisition by any of them within sixty days following that date. This information is based on information provided by each director, nominee for director and executive officer, and the listing of such securities is not necessarily an acknowledgment of beneficial ownership. Unless otherwise indicated by footnote, the director, nominee or executive officer held sole voting and investment power over such shares.

Name of beneficial owner	Amount and nature of shares beneficially owned(1)(2)	% of Class(3)
Rodney Clark	7,500	*
James F. Gentilcore	18,507	*
Yvette Kanouff	11,121	*
James P. Lederer	20,434	*
Mary Puma	4,104	*
Dr. Azita Saleki-Gerhardt	24,971	*
Bertrand Loy	393,142	*
David Reeder	1,833	*
Linda LaGorga	35,405	*
Daniel Woodland	48,003	*
Susan Rice	95,417	*
Joseph Colella	58,638	*
All Directors and Executive Officers as a Group (15) persons (including those listed above)(4):	807,514	*
*None of these officers or directors owns as much as 1.0% of outstanding Entegris common stock.
(1)Includes the following number of shares subject to acquisition which the following named executive officers have the right to acquire within 60 days following March 20, 2026: Mr. Reeder – 0 shares; Mr. Loy – 63,740 shares; Ms. LaGorga – 20,905 shares; Mr. Woodland – 7,820 shares; Ms. Rice – 8,914 shares; Mr. Colella – 8,529 shares; and all other executive officers as a group – 52,592 shares.
(2)Includes RSUs that vest within 60 days following March 20, 2026 as follows: Mr. Clark – 2,897 shares; Mr. Gentilcore – 2,897 shares; Ms. Kanouff – 2,897 shares; Mr. Lederer – 2,897 shares; Ms. Puma – 2,897 shares; and Dr. Saleki-Gerhardt – 2,897 shares.
(3)Calculated based on 152,248,903 issued and outstanding shares of Entegris common stock as of March 20, 2026.
(4)Includes 478,903 shares subject to acquisition by executive officers and directors within 60 days following March 20, 2026, including those described in footnotes 1 and 2 above.

2026 Proxy Statement	93

Information about Stock Ownership
Other Principal Holders of Entegris Common Stock
Based on reports filed with the SEC through March 20, 2026, the following persons are believed by the Company to be the beneficial owners of more than 5% of Entegris common stock, the Company’s only class of voting securities, as of December 31, 2025:

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	17,636,152(2)	11.6%
T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	15,243,899(3)	10.0%
Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	15,138,668(4)	9.9%

(1)Calculated based on 152,248,903 outstanding shares of Entegris common stock as of March 20, 2026.
(2)Based on information set forth in the Schedule 13G/A filed with the SEC on April 23, 2025, by BlackRock, Inc., a holding company (“BlackRock”), relating to Entegris common stock. BlackRock reported having sole dispositive power with respect to all such shares, shared dispositive power with respect to no shares, sole voting power with respect to 16,893,156 of such shares and shared voting power with respect to no shares.
(3)Based on information set forth in the Schedule 13G/A filed with the SEC on June 6, 2025, by T. Rowe Price Associates, Inc., a registered investment advisor (“T. Rowe Price”), relating to Entegris common stock. T. Rowe Price reported having sole dispositive power with respect to 15,243,584 of such shares, shared dispositive power with respect to no shares, sole voting power with respect to 14,259,194 shares and shared voting power with respect to no shares.
(4)Based on information set forth in the Schedule 13G/A filed with the SEC on September 10, 2024, by The Vanguard Group, a registered investment advisor (“Vanguard”), relating to Entegris common stock. Vanguard reported having sole dispositive power with respect to 14,912,536 of such shares, shared dispositive power with respect to 226,132 of such shares, sole voting power with respect to no shares and shared voting power with respect to 98,200 of such shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10 percent of Entegris common stock to file with the SEC initial reports of ownership and reports of changes in ownership of Entegris common stock. Entegris is required to disclose any failure to file these reports by the required due dates. For 2025, we believe all required reports were filed on or before the applicable due date, except for one Form 4 for Daniel Woodland filed on August 20, 2025 reporting one sale transaction that occurred on August 15, 2025. Such Form 4 was filed late due to an inadvertent administrative oversight.

94

Miscellaneous Information on Voting and the Annual Meeting
Why am I receiving these materials?
The Company has sent this notice of the Annual Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting on May 6, 2026. This Proxy Statement contains information about the items being voted on at the Annual Meeting and important information about the Company. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which includes our consolidated financial statements, is enclosed with these materials.
Who is entitled to vote at the Annual Meeting?
The record date for the determination of stockholders entitled to receive notice of and to vote at the 2026 Annual Meeting of Stockholders was the close of business on March 20, 2026 (the “Record Date”). On the Record Date, there were 152,248,903 shares of common stock, $0.01 par value per share, the Company’s only class of voting securities, outstanding and entitled to vote. Each share of common stock is entitled to one vote.
How can I attend the Annual Meeting?
The 2026 Annual Meeting of Stockholders of Entegris, Inc. will be held virtually on Wednesday, May 6, 2026, at 3:00 p.m., local time. If you were a stockholder at the close of business on the Record Date, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENTG2026 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.
What is the quorum requirement for the Annual Meeting?
Under the Company’s by-laws, the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Shares of common stock represented in person or by proxy (including “broker non-votes” and shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.
What vote is required for each proposal to pass?
The affirmative vote of the holders of a majority of votes cast by the stockholders entitled to vote on the matter is required for the election of directors (see “Corporate Governance — Board of Directors — Majority Voting for Directors” above) and for the approval of Proposals 2, 3, 5 and 6 listed in the Notice of Meeting. The affirmative vote of the holders of at least 75% of the shares of capital stock of the Company issued and outstanding and entitled to vote generally in the election of directors is required for the approval of Proposal 4 listed in the Notice of Meeting. There is no cumulative voting for the election of directors. Shares whose ballot is marked as withheld, shares otherwise present at the meeting but for which there is an abstention, and shares otherwise present at the meeting as to which the stockholder gives no authority or direction are not counted as votes cast. Accordingly, abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting on the election of the directors or the other matters listed in the Notice of Meeting, except for Proposal 3 to ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for the fiscal year ending December 31, 2026, for which nominees have discretionary voting power.

2026 Proxy Statement	95

Miscellaneous Information on Voting and the Annual Meeting
What business will be conducted at the Annual Meeting?

Proposal	Voting Option	Effect of Abstentions and Broker Non-Votes*	Vote Required for Approval	Board Vote Recommendation

1.To elect eight (8) directors to serve until the 2027 Annual Meeting of Stockholders.	FOR, AGAINST, or ABSTAIN for each Director nominee	Abstentions and Broker non-votes have no effect	For each director nominee, a majority of all votes cast must be “for” each	“FOR” each director nominee

2.To approve, on an advisory basis, Entegris’ Executive Compensation.	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this Proposal.	“FOR”

3.To ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR, AGAINST, or ABSTAIN	Abstentions have no effect	A majority of all votes cast must be “for” this Proposal.	“FOR”

4.Amendments to our Amended and Restated Certificate of Incorporation to Eliminate Supermajority Requirements	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect
The affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors must be “for” this Proposal.
“FOR”

5.Management Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this Proposal.	“FOR”

6.Stockholder Proposal Regarding Stockholders’ Right to Call Special Meetings of Stockholders	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this Proposal.	“AGAINST”

*    A broker non-vote occurs when a bank, broker, or other nominee that holds shares has not received voting instructions from the beneficial owner of those shares and does not have discretionary authority to vote on the proposal.
Stockholders will also transact such other business as may properly come before the meeting and at any adjournment or postponement thereof.
How do I vote?
You can vote through any of the following methods:

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	AT THE VIRTUAL MEETING www. virtualshareholdermeeting.com/ENTG2026

96

Miscellaneous Information on Voting and the Annual Meeting
How can I assign a proxy to vote on my behalf?
A stockholder giving a proxy to vote at the 2026 Annual Meeting of Stockholders may revoke it at any time before it is voted by executing and delivering to Entegris another proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the 2026 Annual Meeting of Stockholders. Any properly completed proxy forms returned in time to be voted at the 2026 Annual Meeting of Stockholders will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted “FOR” the election of the eight named nominees for director and in accordance with the recommendations of the Board with respect to other matters to come before the 2026 Annual Meeting of Stockholders. In addition, the proxy confers discretionary authority to vote on any other matter properly presented at the 2026 Annual Meeting of Stockholders which is not known to the Company as of the date of this Proxy Statement, unless the proxy directs otherwise.
Stockholders may vote by proxy in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope by mail, (2) by completing a proxy using the toll-free telephone number listed on the proxy card in accordance with the specified instructions, or (3) by completing the proxy card via the Internet at the Internet address listed on the proxy card in accordance with the specified instructions.
How are proxies solicited and who is paying for the solicitation?
All costs of the solicitation of proxies will be borne by Entegris. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, personal meetings and the Internet, including e-mail and text message. Brokers, dealers, banks, fiduciaries and nominees will be requested to forward proxy soliciting material to the owners of stock held in their names, and Entegris will reimburse them for their reasonable direct and indirect out-of-pocket expenses incurred in connection with the distribution of proxy materials.
What if I do not specify how my shares are to be voted?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees, “FOR” Proposals 2, 3, 4 and 5, and "”AGAINST” Proposal 6. For any other matter which may properly come before the Annual Meeting, and any adjournment or postponement thereof, you instruct, by submitting proxies with blank voting instructions, the proxy to vote in accordance with the recommendation of the Board of Directors.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
Stockholders sharing an address with another stockholder may receive only one notice, proxy statement and Annual Report to Stockholders at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate notice, proxy statement and Annual Report to Stockholders now or in the future may contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department to request a separate copy.
Broadridge Financial Solutions, Inc. will promptly, upon written or oral request, deliver a separate notice, proxy statement and Annual Report to Stockholders to any stockholder at a shared address to which only a single copy was delivered.
Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s notice, proxy statement and Annual Report to Stockholders may write or call the above address and phone number to request delivery of a single copy in the future.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder proposals submitted for inclusion in next year’s proxy materials must be received by the Company no later than November 23, 2026 and must comply with the requirements of Rule 14a-8 under the Exchange Act. Proposals should be addressed to Entegris, Inc., 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary.
Stockholder nominees for director must be received by the Company no earlier than January 6, 2027 and no later than February 5, 2027 and must comply with the requirements set forth in our by-laws. Unless such information is received by Entegris at its headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary, within such period, stockholder nominees for director will not be eligible for election as directors at the Entegris 2027 Annual Meeting of Stockholders.
Under our proxy access by-law, a stockholder or a group of up to 20 stockholders owning 3% or more of our common stock continuously for at least three years may nominate and include in our proxy statement candidates for up to 20% of our

2026 Proxy Statement	97

Miscellaneous Information on Voting and the Annual Meeting
Board (rounded down, but not less than two). Nominations must comply with the requirements and conditions of our proxy access by-law, including delivering proper notice to us not earlier than October 24, 2026 nor later than November 23, 2026. Detailed information for submitting proxy access nominations will be provided upon written request to the Company at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary.
Stockholder proposals for submission to the Entegris 2027 Annual Meeting of Stockholders (other than pursuant to Rule 14a-8 under the Exchange Act) must be received by the Company no earlier than January 6, 2027 and no later than February 5, 2027 and must comply with the requirements set forth in our by-laws.
Unless such notice is received by Entegris at its headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary, within such period, the stockholder proposal will not have been properly brought before the meeting and will not be introduced at the meeting.
To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which must be received in accordance with the requirements of our by-laws as described above.
How can I receive a copy of Entegris’ Annual Report to Stockholders?
A copy of the Company’s Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 accompanies this Proxy Statement. Stockholders may obtain without charge an additional copy of the Company’s Annual Report to Stockholders by writing to our headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary. In addition, the Company’s Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available through the web site of the SEC (www.sec.gov) on the EDGAR database as well as on the Company’s web page www.entegris.com in the “Investor Relations” section under the heading “Financial Information – SEC Filings”.
Where can I find more information about Entegris?
The Company files annual, quarterly, current reports and other information with the SEC. You may access any document that the Company files with the SEC through the web site of the SEC (www.sec.gov) on the EDGAR database as well as on the Company’s web page www.entegris.com in the “Investor Relations” section under the heading “Financial Information – SEC Filings”. The information found on, or that can be accessed from or that is hyperlinked to, our website is not a part of, or incorporated by reference in, this Proxy Statement. We are responsible for the information in this Proxy Statement and we have not authorized anyone else to provide you with information that is different or additional to the information provided in this Proxy Statement. You should not assume that the information in this Proxy Statement is accurate as of any date other than the mailing date of this Proxy Statement.
How can I access the Company’s proxy materials?
We are providing our proxy materials over the Internet under the SEC’s notice‑and‑access rules. This means that instead of mailing full paper copies, we have posted the materials online at http://investor.entegris.com/financials.cfm. We mailed the enclosed Form of Proxy and the Company’s 2025 Annual Report to Stockholders on or about March 23, 2026. If you prefer paper copies, you may request them at no cost by following the instructions in the Notice.

98

Other Business
The Board is not aware of any other business to come before the Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment as to such matters.

2026 Proxy Statement	99

Appendix A: GAAP to NON-GAAP Reconciliations
The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes that these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales and net income to Adjusted EBITDA and GAAP earnings per share to non-GAAP earnings per share are presented below.
Reconciliation of GAAP Net Sales and Net Income to Non-GAAP Adjusted EBITDA

In millions	2025	2024	2023
Net sales	$3,196.6	$3,241.2	$3,523.9
Net income	$235.6	$292.8	$180.7
Net income - as a % of net sales	7.4%	9.0%	5.1%
Adjustments to net income:
Equity in net loss of affiliates	1.0	0.9	0.4
Income tax expense (benefit)	18.0	28.3	(8.4)
Interest expense	199.8	215.2	312.4
Interest income	(7.9)	(7.3)	(11.3)
Other expense, net	9.4	4.0	25.4
GAAP – Operating income	455.9	533.9	499.2
Operating margin - as a % of net sales	14.3%	16.5%	14.2%
Goodwill impairment	—	—	115.2
Deal and transaction costs	—	—	3.0
Integration costs:
Professional fees	—	2.6	36.7
Severance costs	—	0.8	1.5
Retention costs	—	—	1.7
Other costs	—	—	13.7
Restructuring costs	29.7	3.9	14.7
Acquired tax equalization asset reduction	—	3.0	—
(Gain) loss on sale of businesses and held-for-sale assets, net	10.9	(4.3)	23.8
Gain on termination of alliance agreement	—	—	(184.8)
Impairment of long-lived assets	—	13.0	30.5
Amortization of intangible assets	184.4	190.1	214.5
Adjusted operating income	680.9	743.0	769.7
Adjusted operating margin	21.3%	22.9%	21.8%
Depreciation	205.3	188.1	172.7
Adjusted EBITDA	$886.2	$931.1	$942.4
Adjusted EBITDA – as a % of net sales	27.7%	28.7%	26.7%

100

Appendix A: GAAP to Non-GAAP Reconciliations
Reconciliation of GAAP Earnings Per Share to Non-GAAP Earnings Per Share

In millions, except per share data	2025	2024	2023
Net income	$235.6	$292.8	$180.7
Adjustments to net income:
Goodwill impairment	—	—	115.2
Deal and transaction costs	—	—	3.0
Integration costs:
Professional fees	—	2.6	36.7
Severance costs	—	0.8	1.5
Retention costs	—	—	1.7
Other costs	—	—	13.7
Restructuring costs	29.7	3.9	14.7
Patent infringement litigation settlement gain, net	—	(20.0)	—
Acquired tax equalization asset reduction	—	3.0	—
Loss on extinguishment of debt and modification	3.2	14.3	29.9
Loss (gain) on sale of businesses and held-for-sale assets, net	10.9	(4.3)	23.8
Gain on termination of alliance agreement	—	—	(184.8)
Infineum termination fee, net	—	—	(10.9)
Impairment on long-lived assets	—	13.0	30.5
Amortization of intangible assets	184.4	190.1	214.5
Tax effect of adjustments to net income and discrete tax items (1)	(45.3)	(40.2)	(71.3)
Non-GAAP net income	$418.5	$456.0	$398.9
Diluted earnings per common share	$1.55	$1.93	$1.20
Effect of adjustments to net income	$1.20	$1.08	$1.45
Diluted non-GAAP earnings per common share	$2.75	$3.00	$2.64
Diluted weighted average shares outstanding	152.2	151.8	150.9
(1)The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

2026 Proxy Statement	101

Appendix B: Proposed Amended and Restated Certificate of Incorporation
SECOND AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION OF
~~EAGLE DE~~ENTEGRIS, INC.
(Originally incorporated as Eagle DE, Inc. on March 17, 2005)
Adopted May [6], 2026
~~(Originally incorporated on March 17, 2025)~~
ARTICLE I
The name of this corporation is ~~Eagle DE~~Entegris, Inc. (hereinafter referred to as the “Corporation”).
ARTICLE II
The registered office of this Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington (19801), County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.
ARTICLE IV
A.The total number of shares of all classes of stock which the Corporation shall have authority to issue is 405,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”).
B.The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
ARTICLE V
Unless and except to the extent that the By-Laws of this Corporation shall so require, the election of directors need not be by written ballot.
ARTICLE VI
In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal the By-Laws adopted or amended by the Board of Directors; provided, however, that, notwithstanding the fact that a lesser percentage may be specified by law, the By-Laws shall not be altered, amended or repealed by the stockholders of the Corporation except by the affirmative vote of holders of not less than ~~seventy-five percent (75%)~~a majority of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of ~~seventy-five percent (75%)~~a majority of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or to adopt any provisions inconsistent with the purpose or intent of, this Article VI.

102

Appendix B: Proposed Amended and Restated Certificate of Incorporation
ARTICLE VII
Except to the extent that the Delaware General Corporation Law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
ARTICLE VIII
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE IX
This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.
1. Number; Election and Qualification of Directors. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. The directors need not be stockholders of the Corporation.
2.Terms of Office. Except as provided in Section 3 of this Article IX, each director shall serve for a term ending on the date of the first annual meeting following the election of such director; provided, however, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.
3.Removal. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, except to the extent a different vote is required by law.
4.Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.
5.Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the By-Laws of this Corporation.
ARTICLE X
1.Dividends. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said Board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.
2.Location of Meetings, Books and Records. Except as otherwise provided in the By-Laws, the stockholders of the Corporation and the Board of Directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the Board of Directors or by the By-Laws of this Corporation.
ARTICLE XI
Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of ~~seventy-five percent (75%)~~a majority of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or to adopt any provisions inconsistent with the purpose or intent of, this Article XI.

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Appendix B: Proposed Amended and Restated Certificate of Incorporation
ARTICLE XII
Special meetings of stockholders may be called at any time by only the Chairman of the Board of Directors, the Chief Executive Officer (or if there is no Chief Executive Officer, the President), or by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors then in office. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of ~~seventy-five percent (75%)~~a majority of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or to adopt any provisions inconsistent with the purpose or intent of, this Article XII.
ARTICLE XIII
The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.
IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation, as amended, of this Corporation and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this ~~5th~~[6]th day of ~~August~~May, ~~2005~~2026.

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Entegris

129 Concord Road
Billerica, Massachusetts 01821
www.entegris.com

SCAN TO
VIEW MATERIALS & VOTE

ENTEGRIS, INC.
129 CONCORD RD.
ATTN: JOE COLELLA
BILLERICA, MA 01821

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Submit your proxy card or voting instructions by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ENTG2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91986-P48129-Z92278 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENTEGRIS, INC.

The Board of Directors recommends you vote FOR each of the director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Rodney Clark	☐	☐	☐
1b. James F. Gentilcore	☐	☐	☐
1c. Yvette Kanouff	☐	☐	☐
1d. James P. Lederer	☐	☐	☐
1e. Bertrand Loy	☐	☐	☐
1f. Mary Puma	☐	☐	☐
1g. David Reeder	☐	☐	☐
1h. Azita Saleki-Gerhardt	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Approval, by non-binding vote, of the compensation paid to Entegris, Inc.'s named executive officers (advisory vote).	☐	☐	☐
3. Ratify the appointment of KPMG LLP as Entegris, Inc.'s Independent Registered Public Accounting Firm for 2026.	☐	☐	☐
4. Approval of amendments to Entegris, Inc.'s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements.	☐	☐	☐
5. To approve, on an advisory basis, providing stockholders the right to call special meetings of stockholders.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:	**For**	**Against**	**Abstain**
6. Stockholder Proposal: Providing stockholders the right to call special meetings of stockholders.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V91987-P48129-Z92278

ENTEGRIS, INC.
Annual Meeting of Stockholders
May 6, 2026 3:00 PM
This proxy is solicited by the Board of Directors

By signing this proxy or granting your proxy by telephone or the Internet as described on the reverse side, you revoke all prior proxies and constitute and appoint David Reeder and Joseph Colella and each of them singly, your proxies and attorneys, with the powers you would possess if personally present and with full power of substitution, to vote all shares of Common Stock of Entegris, Inc. held by you or in respect of which you would be entitled to vote or act at the Annual Meeting of Stockholders of Entegris, Inc. to be held virtually on May 6, 2026 at 3:00 p.m., local time and at any adjournments of said meeting upon all subjects that may properly come before the meeting, subject to any directions indicated on this proxy.

IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (I) FOR ALL EIGHT DIRECTOR NOMINEES; (II) FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION; (III) FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (IV) FOR THE APPROVAL OF AMENDMENTS TO ENTEGRIS, INC.'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS; (V) FOR THE ADVISORY PROPOSAL TO PROVIDE STOCKHOLDERS THE RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS; (VI) AGAINST THE STOCKHOLDER PROPOSAL TO PROVIDE STOCKHOLDERS THE RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS; AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side